Prospectus Supplement (Sales Report) No. 5 dated August 31, 2010 to Prospectus dated July 30, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 485037

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
485037	$3,000	$3,000	6.76%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 485037. Member loan 485037 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,958 / month
Current employer:	Nelson Tractor Co.	Debt-to-income ratio:	9.30%
Length of employment:	8 years	Location:	Morganton, GA

Home town:
Current & past employers:	Nelson Tractor Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,939.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Nelson Tractor Co. and what do you do there?	Nelson Tractor Co. is an agriculture/construction equipment dealership and I manage equipment financing through three major manufacturers.

Member Payment Dependent Notes Series 493268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
493268	$15,000	$15,000	10.38%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 493268. Member loan 493268 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Baylor Health Care System	Debt-to-income ratio:	18.11%
Length of employment:	8 years	Location:	Trophy Club, TX

Home town:
Current & past employers:	Baylor Health Care System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > credit card debt

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	50
Revolving Credit Balance:	$15,889.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	There will be only 1 credit card paid off with this loan or almost all of it. It has a balance of $15,246.45 and the APR is 24.24%/

Member Payment Dependent Notes Series 535482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535482	$4,000	$4,000	15.21%	1.00%	August 25, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535482. Member loan 535482 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	major hyundai	Debt-to-income ratio:	2.56%
Length of employment:	< 1 year	Location:	EAST STROUDSBURG, PA

Home town:
Current & past employers:	major hyundai
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,278.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	hi im actually not sure what ones im paying off yet as my car needs a list of repairs to be done first and whatever is left over i will pay off the credit cards with starting with bill me later and wamu

Member Payment Dependent Notes Series 542847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
542847	$15,000	$15,000	7.88%	1.00%	August 30, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 542847. Member loan 542847 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	0.53%
Length of employment:	< 1 year	Location:	HERNDON, VA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > Requesiting a loan to do a kitchen remodel. The kitchen is currently 19 yrs old. House is located in very nice neighborhood and needs to be updated to keep current with the market.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,343.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Booz Allen Hamilton and where did you work prior to that?	I am an Associate at Booz Allen Hamilton, supporting the Navy as a process architect. Prior to working at Booz Allen, I was a program manager with Northrop Grumman TASC for 7 years.
Besides your Mortgage, do you have any other major monthly expenses?	No, I do not have any other major monthly expenses. I do not have a car payment and my credits are paid off monthly.
You will receive an email when the borrower answers your question.	There was no question submitted from Membmer_726104.
What is the home improvement you are making?	We are remodeling the kitchen. The ktichen is currently 19 years old. We are updating the layout and adding new cabinets, countertops and putting in recessed lighting.
I would like to ask, if you will having any trouble paying back the loan? Also, do you play to pay it off early?	No, I will not have any trouble paying off the loan and we do plan on paying it off early. My credit score is Excellent, it is over 800. I'm utilizing this service to get a lower APR.

Member Payment Dependent Notes Series 544282

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
544282	$10,750	$10,750	10.38%	1.00%	August 25, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 544282. Member loan 544282 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Mercedes Benz U.S. International	Debt-to-income ratio:	22.35%
Length of employment:	10+ years	Location:	Duncanville, AL

Home town:
Current & past employers:	Mercedes Benz U.S. International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,438.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at your job with Mercedes Benz U.S. International?	Job Title: Product Cost Payment Specialist Execute payments to Direct Material Suppliers of MBUSI. Accounts Receivable - Responsible for invoicing Customers.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Balance of Mortgage Loans $221,710.48 2. Current market value $265,000.00
Who you work as for the company?	Product Cost Payment Specialist
What is your occupation?	Product Cost Payment Specialist

Member Payment Dependent Notes Series 544339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
544339	$10,000	$10,000	11.86%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 544339. Member loan 544339 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Cambium Learning Group	Debt-to-income ratio:	2.15%
Length of employment:	6 years	Location:	Longmont, CO

Home town:
Current & past employers:	Cambium Learning Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,101.00	Public Records On File:	1
Revolving Line Utilization:	7.20%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cambium Learning Group and what do you do there?	The company provides classroom teaching programs for at-risk students in grades K???12 who are failing to meet the standards of reading or math at their grade level. Divisions within the company also provide reading software for the blind, interactive learning programs, educational websites, and a number of assessment tools for teachers. The intervention programs are eligible for government funds, and the programs have proven very successful in school districts around the country. I'm a Senior Production Designer/Application Support Technician. Primarily I create the material that will go to press, starting with organizing the various components of a program, designing file templates for other team members or outside contractors, pouring the authors' text into pages, placing art, then preparing the files for press. Additionally I supply tech support to our Design, Marketing and Editorial Departments for hardware and software troubleshooting, application and operating system training. I maintain the Macs we use in our departments and work with our IT department to keep them functioning smoothly with the company servers. I've worked for the company for six years, plus an additional three years prior to that as a temp. I've initiated the upgrade of our computers and software, the adoption of more productive workflow solutions, and the recent upgrade of our company servers.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	139,680 balance on loan 163,500 value (from Zillow)
Specifically, what are the loan proceeds to be used for?	Replacing worn kitchen and bathroom floors and kitchen counter tops. Replacing cracked bathroom sink and replacing old toilet with dual flush water saving model. Installing electrical outlet in bathroom. Replacing old refrigerator with energy saving model. Removing sinking front porch concrete slab and pouring new one. Replacing porch roof support. Repainting peeling kitchen walls. Upgrading washer water faucets to code and adding drain pan under washer to drain outside. Painting window trim inside and outside. Repainting peeling foundation paint. Removing rusted clothesline and poles. Removing concrete walkways from backyard. Removing invasive trees and dying hedges from backyard.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	I appreciate that. I treat loans seriously. I've had the experience of not being paid back money, so I know the impact that has on an individual.
What is the public record on file?	I don't know what record you are referring to.

Member Payment Dependent Notes Series 545345

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
545345	$3,500	$3,500	7.88%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 545345. Member loan 545345 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Boone County Board of Education	Debt-to-income ratio:	23.42%
Length of employment:	10+ years	Location:	Independence, KY

Home town:
Current & past employers:	Boone County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,552.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Boone County Board of Education?	Computer technician

Member Payment Dependent Notes Series 550106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
550106	$3,000	$3,000	13.23%	1.00%	August 25, 2010	August 28, 2013	August 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 550106. Member loan 550106 was requested on August 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	Hot Topic	Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	GIBSONIA, PA

Home town:
Current & past employers:	Hot Topic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hot Topic, what do you do there, and where did you work prior to that?	Hot Topic is a national retail chain specializing in music and pop culture. I am an assistant manager there and I love my job! Before I worked there I have had a few other jobs in retail including a store manager position at Journey's (a specialty shoe store) and I completed the Disney College Program as a Merchandise (retail) intern, but for the most part I have been a student for the past couple of years taking my liberal arts classes at the local community college.
1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am living at my parents home while I prepare for more schooling next summer/fall.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I am living at my parents home while I prepare for more schooling next summer/fall.

Member Payment Dependent Notes Series 551168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
551168	$15,000	$15,000	10.75%	1.00%	August 25, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 551168. Member loan 551168 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,761 / month
Current employer:	NYS Parks and Recreation	Debt-to-income ratio:	17.55%
Length of employment:	10+ years	Location:	Kings Park, NY

Home town:
Current & past employers:	NYS Parks and Recreation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > Relocating to Albany, NY to start a new job.

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,691.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. how much will you make at your new job? when will you start? 2. how did you come up with $15k as the amount it costs to move? What are the costs adding up to $15k? 3. you applied for credit 2x in the last 6 months? Were you approved or denied? If approved, how much did you borrow and how much are you allowed to borrow? If denied, why?	1. I am retiring with an income of 40.000 per year. I expect to relocate in Albany in October with an additional income of 40.000 per year. My wife will also work,,, going from part time status to a full time job. 2. We estimated the loan cost to help us rent trucks, pay any hidden fees, pay rent whatever the cost would be while waiting for my salary and retirement funds to start 3. We were approved for the loans... we didn't received any money at that time. We were looking for the best rates.
Do you honestly believe it will cost 15K to move? I have moved 3 different times and have spent nowhere near 15K total for all 3 moves. Just needing clarification. Also, do you plan on paying off this loan early or carrying it to term? Thanks.	I too have moved 3 times... It won't take the whole amount to move but I want a "cushion' while I wait for my income to flow. I have been told it will take a few months before I receive my retire in full. I am planning to pay off this loan early. I just don't want to use my credit card. You're Welcome!

Member Payment Dependent Notes Series 551322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
551322	$24,000	$24,000	20.90%	1.00%	August 27, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 551322. Member loan 551322 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,586 / month
Current employer:	Humand Resources Command	Debt-to-income ratio:	19.51%
Length of employment:	10+ years	Location:	Alexandria , VA

Home town:
Current & past employers:	Humand Resources Command
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,280.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $24,000 loan. My questions are: [1} Brief description your employerHuman Resources Command? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $17,280 Revolving Credit Balance. (a 99 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to help fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.16.2010	HRC is made up of military, civilians, GS, retired prior service and contractors. This command handles a multitude of task more on the administrative end regarding Soldier assignments, processing orders, casualty affairs, retendion just to name a few. The main mission/goal is taking care if Soldiers and Family of the Fallen. I have been within the Command since 2004 holding various positions, the bulk being admin NCO in different capacties relating to mission requriements. I do not have any HELOC. I am very responsible and I have worked very hard to reclaim my credit and not long ago around January 2009 I had some life changing things happen in my life and it kinda took me to a place I have never been. I am in a better place now, I combed through cutting out everytihng that is really not necessary, which made a difference. Sir or ma'am I understand their are certain things to be looked at, but please give me a chance. I am responsible when it comes to paying my bills on time, sometimes it may be the minimum, but I make sure I pay. This loans would give me the edge I need to make things great! for me and my family. I have recenty been promoted to the next higher rank which is a plus financially. My plan is to pay the loan within 4yrs personally hoping for 31/2yrs. Thanks you so much for the opportunity to even express why this would make a difference to me and my family.
Since this is a debt consolidation loan, please list each debt(name, amount, APR) you will have and indicate which you will and will not consolidate with this loan. Thank you!	Capital One $500.00 24% Discover $ 4800.00 16% USAA credit card $11,800 apr 8.9%
Did you serve in the military (Branch, Rank, Pay Grade) or are you military retired (Branch, Rank, Pay Grade)? ender 505570 USMC-RETIRED Wednesday 08.18.2010	I am currently serving in the military in the Army and my ranks is SSG, E-6 recently selected for promotion to SFC E-7 just waiting on for orders to pin on my new rank. Thanks so much!
your income looks good to me, but, you are at near 99% utilization on your credit cards? can you explain why you have so little breathing room? from a lenders point of view, its hard to sort out a current financial crisis from someone who is trying to recover from one, that utilization number is our best indicator.	I had mentioned in one of the earlier questions. I had somethnig happen that was life changing and it took me to place i had never been. i was kinda numb to things and in particular was using my usaa credit card to handle those things in which i should have purchased with cash and using it becasue i hadnt made a decision on a purchase. Again i do understand that you mst look at all, but iam in a better place with a recent promotion and i combed through and made some changes that weren't necessary. Please give me the chance and thanks for the opportunity to express.
This loan rate is 20.9% and you plan to use it to pay off loans with rates of 16% and 8.9%? Is that correct?	yes sir.
Since this rate is 20.9% interest it wil cost you money to pay of the USAA and Discover card. Why would you do that? Thank you	well I looked at how much i am paying in my monthly amount and the overall interest rated added up or each card and it execeeds my current rate, but this will give one bill and I believe this will be good for me because where i am am and trying to get financially. I miss the mark and and now i am going to have to pay some, but i'll take that responsiblity. thanks for the opportunity to express.
Hello, I will be helping to fund your loan--I am placing my faith in you, as are the other 200+ investors that have funded the loan so far. Your spotless payment record, despite the hardship you encountered, is admirable. Please remember our trust in you as you continue to improve your financial situation.	Thank you soooo much to all from the bottom of my heart... I know the importance of faith. I appreciate this so much and I will not let you down. I am so committed to making things right, once again thank you!!!
Are you the sole wage-earner in your household?	Yes Sir/Ma'am.

Member Payment Dependent Notes Series 552161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
552161	$16,075	$16,075	10.75%	1.00%	August 30, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 552161. Member loan 552161 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	state of michigan	Debt-to-income ratio:	4.37%
Length of employment:	10+ years	Location:	TRENTON, MI

Home town:
Current & past employers:	state of michigan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,638.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the state of michigan?	Manager
You CC balance reported is <$10,000.00. Can you please tell us what this loan will be used for ? Please list accounts and balances to be paid off. Thanks in advance.	Household cc debt consolidation: Citi ($3858) Citi ($3400)*acct not in my name Am Ex ($6622) Nordstrom ($715) RBS ($239) Macys($67) TJ Maxx($76)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1.$183k 2.$199k
Could you verify your income with LendingClub? It would help give confidence in your income to potential lenders. Thanks in advance!	Tax yr 09- $80k
What do you manage in the State of Michigan?	Staff of 16

Member Payment Dependent Notes Series 552557

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
552557	$5,500	$5,500	7.14%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 552557. Member loan 552557 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Judicate West	Debt-to-income ratio:	21.40%
Length of employment:	10+ years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	Judicate West
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,642.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Judicate West and what do you do there?	Judicate West is a private alternative dispute resolution firm. I am a case manager which means I set up arbitration and mediation hearings for attorneys. I have been with the company for over 14 years and have worked my way up into a management position. I also handle some marketing and quality control.
What is it you plan on using the requested funds for?	I am going to pay off my last high interest credit card with it and in three years be debt free (or hopefully sooner).

Member Payment Dependent Notes Series 555478

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555478	$21,250	$21,250	15.95%	1.00%	August 27, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555478. Member loan 555478 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Gas Turbine Efficeincy	Debt-to-income ratio:	24.15%
Length of employment:	4 years	Location:	HUDSON, NY

Home town:
Current & past employers:	Gas Turbine Efficeincy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	44
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "Gas Turbine Efficeincy" and what do you do there?	Gas Turbine Efficiency is the company I work for. They Design Gas Turbine/Combustion equipment. I am a mechanical engineer that works in the combustion business unit. I design Auxillary systems and combustion parts
You have a DTI of 24%. Could you please outline your monthly debt payments.	I currently pay $831.00 month on credit card debt. I plan to use this loan money to pay off this debt fully. I will negotiate to reduce the overall principle on the debt saving myself money, while maintaining a similar monthly payment as before.
A gross income of $5,417 and DTI of 24% implies that you're paying $1,300/month servicing debt. You mention only $831. What other debt are you servicing?	I also have a car payment at $517/month. And a student loan at $167.00/month
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	My apologies for the late response. I closed my accounts by joining a debt management program. This may be why they are not listed as revolving. I plan to reduce the principal by negotiating a settlement.
None of your debts show up as revolving debt. Could you please specify all your debts (Type, Balance, APR) and indicate which debts will, and will not, be paid off by this loan? Thank you.	See answer to other question

Member Payment Dependent Notes Series 556021

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556021	$10,875	$10,875	7.14%	1.00%	August 26, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556021. Member loan 556021 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,400 / month
Current employer:	Equinix, Inc.	Debt-to-income ratio:	1.70%
Length of employment:	1 year	Location:	san Francisco, CA

Home town:
Current & past employers:	Equinix, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,853.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556249

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556249	$17,000	$17,000	7.88%	1.00%	August 30, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556249. Member loan 556249 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	CREATETHE GROUP	Debt-to-income ratio:	12.02%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	CREATETHE GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,137.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 557972

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557972	$9,250	$9,250	14.35%	1.00%	August 26, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557972. Member loan 557972 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Patrick Buick GMC	Debt-to-income ratio:	14.04%
Length of employment:	1 year	Location:	Pittsford, NY

Home town:
Current & past employers:	Patrick Buick GMC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	27	Months Since Last Delinquency:	15
Revolving Credit Balance:	$4,060.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 558201

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558201	$7,200	$7,200	17.56%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558201. Member loan 558201 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	9.38%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	73
Revolving Credit Balance:	$10,987.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What was your previous job and how long were you there? Also, are you undertaking any action to either reduce spending or increase income? Art	My previous position was for a software company in Beijing. It was my first job after college (as part of a work-exchange program), and I worked to increase the quality of day-to-day communications between my company and the american companies they worked with. I was there for one year on a temporary contract. I've been employed by my current company for almost 18 months. I've already reduced my total credit card debt by $3000 within the last 10 months, and I'm looking to take out this loan in order to pay down the remaining debt faster. So, to more specifically answer the second part of the question, I've already experienced an increase in income and my spending has remained steady. The cards that I'm looking to refinance are already out of use. I currently still use one credit card, and pay it off in full each month (no better way to get those frequent flyer miles!).
What do you do at JPMorgan Chase?	I'm a small business specialist. I help small business owners set up services through Chase like credit card processing, small business lines of credit, payroll services though our online platform, etc. I started working for the company in the consumer banking division about 18 months ago, and was promoted to our small business division 6 months ago.
Can you list the debts you will pay off? Balances and interest rates. Thanks.	This is going to be used to pay off 6800 that is currently at 29.99. The remaining amount owed on my revolving credit balance is currently at a lower rate than the lending club loan rate, so I'm going to keep that balance on the card, since it will be less expensive long term. That card I have also been working to pay off, and typically pay between 100-175 over the minimum balance due each month in order to pay down the principal balance.

Member Payment Dependent Notes Series 558545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558545	$10,000	$10,000	11.86%	1.00%	August 25, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558545. Member loan 558545 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	stimson lumbermill	Debt-to-income ratio:	23.80%
Length of employment:	4 years	Location:	longview, WA

Home town:
Current & past employers:	stimson lumbermill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	30
Revolving Credit Balance:	$329.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 558643

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558643	$12,000	$12,000	7.51%	1.00%	August 27, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558643. Member loan 558643 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	E&I Cooperative	Debt-to-income ratio:	10.31%
Length of employment:	2 years	Location:	benicia, CA

Home town:
Current & past employers:	E&I Cooperative
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > This loan will be used to pay off credit card debt. Card #1 with 10k balance at high interest rate. HELOC balance of 2k.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	19
Revolving Credit Balance:	$12,901.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 559481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559481	$24,000	$24,000	11.12%	1.00%	August 27, 2010	August 29, 2015	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559481. Member loan 559481 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	preferred office products	Debt-to-income ratio:	9.14%
Length of employment:	10+ years	Location:	POCOLA, OK

Home town:
Current & past employers:	preferred office products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > it is to replace air conditioner, heater and new windows on my house thank you for your help Borrower added on 08/23/10 > I could not verify my bank account there was something wrong withlending club it finally verified i have been banking there for 27 years if anybody has any more questions fill free to ask thank you

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,900.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.I owe 49800.00 and I do not owe any thing else. I do not know what HELOC means. the last time it was appraised at 70k but i have built a 30x30 garage since then and a new driveway and patio.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	again thanks everybody for there help.
What is preferred office products and what do you do there?	Type your answer here. we sale and service canon and ricoh office equipment. I am the service mgr been there 27 years. We also sale software programs for eletronic filing and all aspects of office furniture and supplies

Member Payment Dependent Notes Series 560114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560114	$1,200	$1,200	7.51%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560114. Member loan 560114 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	landmark servives Inc.	Debt-to-income ratio:	8.47%
Length of employment:	10+ years	Location:	Lanham, MD

Home town:
Current & past employers:	landmark servives Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,902.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 560520

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560520	$13,000	$13,000	15.21%	1.00%	August 25, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560520. Member loan 560520 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,575 / month
Current employer:	Blandin Foundation	Debt-to-income ratio:	8.81%
Length of employment:	7 years	Location:	GRAND RAPIDS, MN

Home town:
Current & past employers:	Blandin Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > This is a debt consolidation loan. I have some credit card debt stemming from a period of time when either my husband or I were unemployed. We have both had good, stable jobs for the past 7-8 years, and together we make about $70,000 per year. Our cars are paid off and our mortgage payment is very affordable. Our monthly payment for this loan will be about the same as the minimum payments on our credit cards, so I'm not worried at all about making our new monthly payment.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	43
Revolving Credit Balance:	$11,635.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for posting your loan description and overview. The confidence is appreciated;however, your credit report shows 43 months ago you had a delinquency. What has changed given you've had stable jobs for 7-8 years when this issue transpired < 4 yrs ago?	A person I was close to took out a small loan in my name. We resolved the situation privately and I chose not to press charges.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe about $88,000 on our home. We live in a smaller town and I'm having some trouble using home valuation tools online. The house accross the street from me was just listed for $150,000. It's the same size as mine - but probably in better shape. Our yard is nicer though. I'm no expert, but I'm thinking we could list it in the $120,000 range. I'll continue trying to find a useable valuation tool this weekend.
I am interested to help fund your $13,000 loan. My questions are: [1] Brief description your employer Blandin Foundation? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $11,635 Revolving Credit Balance. (35 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.21.2010	1. Blandin Foundation is our state's largest rural based and rural focused philanthropy. We operate off an endowment, so job security is quite good. In widely-understood terms, my position is closest to executive assistant, but I won't get much more specific because it would threaten my anonymity. 2. My credit card payment minimums currently are around $320. I do my best to pay more - generally $350-$500 per month. A couple months ago I paid about $800. My only other debt is a mortgage. 3. You have no reason to trust me, but I know in my own heart that I am very committed to getting rid of my unsecured debt. For the past 6 years or so, I've rarely used my credit cards except for when I have a large, unexpected bill, like a car repair. With the interest rates being what they are, I just can't make much progress paying them down. I'm excited for this loan because there is an end-date within reach! 4. I do expect an early payoff. Hopefully around 3 years. In fact, I was very tempted to take the 3-year loan, but I decided on the 5 because I wanted to be 100% certain I could make the payments. I also have a very generous mother who has helped us out a bit recently, and has offered another $4-5,000 early next year, which I plan on using mainly to pay this loan down. (What I don't use to pay down this loan would cushion my savings account.)

Member Payment Dependent Notes Series 561156

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561156	$5,500	$5,500	13.23%	1.00%	August 27, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561156. Member loan 561156 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Trinity Industries	Debt-to-income ratio:	10.16%
Length of employment:	2 years	Location:	North Richland Hills, TX

Home town:
Current & past employers:	Trinity Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > I am buying my long time girlfriend an engagement ring. I am in a stable work situation, and have recently been promoted. The reason I am using lending club is to give other people a chance to earn my interest instead of a megabank. Thanks for reading my profile.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,352.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Trinity Industries and what do you do there?	They are a heavy steel manufacturing company that makes railcars, wind towers, inland barge and pressure containers. I am a technical salesman with an engineering degree that helps design, sale and oversee manufacturing.
What is it that you do at Trinity Industries? What is their product? Please summarize how your recent Monthly income was allocated.	I am a technical salesman with an engineering degree that helps design, sale and oversee manufacturing. They are a heavy steel manufacturing company that makes railcars, wind towers, inland barge and pressure containers. I allocated $545 dollars for rent, $700 in student loan payments, $200 in other household bills, $350 in gas and $1,000 on groceries.

Member Payment Dependent Notes Series 561467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561467	$14,000	$14,000	11.12%	1.00%	August 27, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561467. Member loan 561467 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Tender care Human Services Inc	Debt-to-income ratio:	15.26%
Length of employment:	2 years	Location:	copiague , NY

Home town:
Current & past employers:	Tender care Human Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,992.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Hello Bands I currently owed 4 credit cards 3 with chase and 1 with Citibank. The interests with chase are 8.24%, 13.24%, 21.90%. The interest with Citibank is 13.24065%. I add all my credit cards and the balance was 14000 thousand dollars. I haven???t missed a single Payment in either card in the last 4 years but my balance hasn???t really decreased. I been paying over 400 dollars monthly and my balance honestly has been the same so if I get the 14000 I will pay all my credit cards and like that I only would have one payment monthly instead of 4 and in 5 years I would be done. I am currently working with Tender Care Humans Services Inc; I am the Intake Specialist and we work with the disable population

Member Payment Dependent Notes Series 561547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561547	$6,000	$6,000	10.75%	1.00%	August 30, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561547. Member loan 561547 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$65,000 / month
Current employer:	d&d sexton inc	Debt-to-income ratio:	0.52%
Length of employment:	10+ years	Location:	carthage, MO

Home town:
Current & past employers:	d&d sexton inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > down payment and moving cost

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,608.00	Public Records On File:	1
Revolving Line Utilization:	11.10%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 561851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561851	$25,000	$20,950	11.86%	1.00%	August 25, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561851. Member loan 561851 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,542 / month
Current employer:	Mountain Mortgage Corp.	Debt-to-income ratio:	7.83%
Length of employment:	6 years	Location:	Elizabeth, NJ

Home town:
Current & past employers:	Mountain Mortgage Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > Hello. I’d like to introduce myself and explain the purpose of my loan. I’m 33 years old and have been paying bills since I was 18. I have never made a late payment on any credit card, car loan, rent, etc. I am not married nor do I have children. I have a great job at a mortgage company that is close to home and has full medical benefits. I’ve been working there for six and a half years, the company has been in business for 28 years. You can see their website at www.mountainmortgagecorp.com. I have a very small monthly budget. Rent $893, Phone and Internet $70, Electric $50, Gas $20, Car Insurance $120, Food $130, Credit Cards $150, Miscellaneous $30. This all totals $1463. The purpose of my loan is to help me start a side business. I have been a computer programmer since I got out of high school and for the last few years I've been programming game engines for all the major independent gaming platforms (Xbox, Iphone, Android, Blackberry, Symbian, Windows Phone 7, Google, PC, Mac) so I can tap into the booming independent games market. My engines are complete for a number of games with place holder art. The money I wish to borrow would be used for a few different things. First to pay professional artists and musicians to add high quality art and music to the games. To purchase the proper equipment to fully test all the games on all the platforms and operating systems. To pay for professional advertising and viral marketing campaigns. And finally to add professional content to my e-commerce website which will promote/sell the games and merchandise. I'm taking this side business very seriously. This loan amount would cover everything I need to create a very professional presence and ensure quality recognition in the future. If I get this loan quickly I'll have a few of the games out before December and be able to take advantage of all the extra purchases made during the Holiday Season. I think that about covers it. But should anyone have any other questions, please feel free to ask. Thanks! P.S. I read that it is better to be proactive on the Credit Review Status so I called Lending Club today and asked if there is anything I can do to speed up the process. Their representative told me there wasn't and that I just had to wait for the Credit Review team to get to my file. I hope they get to it soon. Thanks!

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,606.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mountain Mortgage Corp. and what do you do there?	Hi. Mountain Mortgage Corp. is a mortgage company that I work for. It's been in business for 28 years. Their website is www.mountainmortgagecorp.com. My main responsibility here is that of a Loan Closer (preparing the figures and paperwork for loan closings). But I also do just about everything else in this office, I see the loans from start to finish, I'm also the IT guy and have done extensive Excel programming for the company.
First, thank you for verifying your income, that provides additional comfort to lenders. What other alternate sources of funding have you tried to receive before turning to LendingClub (i.e. friends, family, other financial institutions)?	Hello. LendingClub was actually my first choice for financing. I had been hearing great things about it and knew I could get a low rate because of my great credit. Thanks!
I am a small business owner of a no-debt company that I have also worked on as a "second job" to my primary job. Although the no-debt approach worked for me, I understand this is not always the case. I also understand that business expenses, especially start-up expenses, can grow out of control very quickly. With that said, I have a few related questions: 1) Do you have a business plan? Would you be able to supply a copy for review? 2) Do you have samples of your previous work? 3) Do you have a family or spouse?	Hello. I do not have a formal business plan, but I will try to summarize my intentions. I am working to produce a few adventure games for several platforms. I feel that games of this genre can succeed commercially because of the relatively low level of competition on iPhone, Android etc. Adventure games are well loved and they are enjoying a renaissance as seen by the huge commercial success of games such as Lucas Art's "Adventure of Monkey Island" and similar titles. I feel that I also have a unique advantage since I am working to produce versions for all available mobile platforms and this is something that is simply not being done by any developer that I am aware of. By all estimates, gaming on Android devices is set to take off dramatically in the coming months and I will have at least a couple of highly polished titles available on that platform. I should also point out that most developers are ignoring the Symbian platform despite it's overwhelming dominance in market share. I feel that this is a mistake. Symbian, Android and Windows Mobile are due to invest heavily in their own mobile stores to compete with Apple this holiday season. By having great games on all those platforms by Christmas I will have the potential to earn the sort of huge returns seen by developers who invested in the iPhone store when the system launched a few years ago. The cost may seem high, but the bulk of the funds will pay for two very talented professional artist to work full time for the next few months and create artwork and music that will be incorporated into several games. I will also use funds to advertise my games prior to launch to help propel them into the "Top Downloads" lists in order to maximize my visibility. The money provided will definitely cover all of these costs and I WILL NOT take on any more debt whatsoever. I have done a lot of research regarding what goes into making a successful game. I feel that not only am I producing wonderful titles that people will love, but that I am doing all the right things business-wise to give me a leg up on the competition. I have a video trailer showing a sample of my previous game programming work and I also have concept art for the new games up on a webpage, but unfortunately Lending Club prohibited me from posting the links, sorry. I should also point out that I am aware of the inherent risk involved in starting this business. I know that despite my best efforts, my games may not do as well as I hope. However, I want to insure all my investors that I will not allow the end result to impact them negatively. The games WILL provide me with some income. I am sure of this. If It is a huge success, I will take that extra cash flow and keep re-investing in my product. If I only receive moderate success, I will strive to produce smaller casual titles which may ultimately prove more profitable. Whatever the outcome, priority one will be to pay my debt. This loan is definitely sufficient to get my company started and at no point will I take on any additional debt whatsoever . I am very cautious and responsible with my finances and I am extremely proud of my credit rating. This company is a dream of mine, but I will not allow it's potential failure to harm my credit. I also want to point out that my intention is to pay the loan off in 5 years. Also, I am not married nor have any children, and I have no obligations that were not already stated. Thank you to everyone that has invested so far.
Your venture sounds interesting. I will be funding your loan. I also work in IT and have been able to install multiple OS on one machine using VMware Fusion. You can have either a Mac or PC as the "client host" and build out different OS instances on the host. It may help to reduce your hardware costs when testing the different OS. Good luck!	Thanks so much for funding my loan! Yes, the VMWare Products are amazing; I???ve used a few before. Actually, VMWare Workstation was already on my list of items to purchase. It is an incredibly powerful tool for testing and debugging. It will definitely save me lots of time and will also help keep hardware costs low. Ok thanks again!

Member Payment Dependent Notes Series 562535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562535	$25,000	$25,000	11.49%	1.00%	August 26, 2010	August 27, 2015	August 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562535. Member loan 562535 was requested on August 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	sigma aldrich	Debt-to-income ratio:	14.66%
Length of employment:	10+ years	Location:	LA JOLLA, CA

Home town:
Current & past employers:	sigma aldrich
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/13/10 > I have a B of A loan I'd like to close. I've never missed a payment (1000 per month). the bank refuses to reduce the 16% interest reate, and i'd like to be done doing business with them.

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,377.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	rent 1800 car 0 untilities 150 other credit cards 300 auto insurance 75 phone / cable / internet 0 gym 40 food 400 childcare 0 TOTAL ~ 2800 per month
Hello Member_723843: What is the balance and the remaining term on the Bank of America loan? What was the original purpose of that loan? What line of business is Sigma-Aldrich in and what is your position there? Thanks in advance!	remaining balance is ~ 23 K starting balance was 52 K the loan was for consolidation Sigma-Aldrich is a chemical company. I work in a division called Sigma Pharma. We make biologic drugs for vaccines and cancer therapies. I have an advanced degree in Bio-Engineering. My title is Senior Manager, Manufacturing.

Member Payment Dependent Notes Series 562710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562710	$6,200	$6,200	16.32%	1.00%	August 25, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562710. Member loan 562710 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	JNB Entertainment	Debt-to-income ratio:	6.72%
Length of employment:	1 year	Location:	Studio City, CA

Home town:
Current & past employers:	JNB Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > The credit card companies I was using raised the APR to 30% and would rather pay them off via this loan with a lower interest rate. I've never missed a payment on them, but I want to close my account with them as fast as possible. Borrower added on 08/11/10 > I work at a Reality TV Production company full time. I am their Lead Assistant Editor, meaning, no matter what show we're working on, I'm working on it. One of our shows is currently airing on VH1. What makes me a good borrower is that I've never missed a payment on my credit cards or any bill. In fact, I always have payed a lot more than the minimum payment on a credit card. I'm just trying to consolidate my credit cards so that I am not paying so much money in interest. My monthly budget is modest (monthly living expenses around $1,500) and all my extra money is spent trying to pay my credit cards off. But with such high interest, it has been difficult.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,044.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Last summer I graduated from film school and was using credit cards for income since I had no job. I now have a very good job at a reality tv production company but the credit card companies screwed me over and are charging me a 30% APR. For months I have been trying to pay them off, pay off the entrie balance ($6200 total), but with interest that high the most I can do is tread water. I have two credit cards, a Bank of America and Juniper credit card that I will pay off with this loan. I've never missed a payment and the vast majority of the time, I have paid well above the minimum payment. But it hasn't been enough to get rid of the debt. At my job, I handle and manage the technical aspects of making a reality tv show. I work in post-production as an Asssitant Editor. I worked on the VH1 show called Scream Queens which is airing now.
what is an AE?	An AE is an Assistant Editor. I work at a reality tv production company in LA.
Please clarify the debts you are consolidateing - approx. amt. and interest rates, thanks	Two credit cards that raised my APR to 30% without reason. I have about $4000 on one credit card and $2000 on another. I have had a hard time paying them off with the interest rates so high. I've never missed a payment and always pay more than the minimum but I want to avoid paying so much interest.
I was recently in a similar situation, just graduated and used credit cards until I found a job, and I too consolidated the debt. It is a smart thing to do. I'm more than willing to fund your loan. BTW, the show looks fun. Also work on that credit score.	Thank you! I will work on that credit score. I had good credit until I my credit cards were near their limit and stayed there for a few months. Hope it's not too bad. Thanks for the support!

Member Payment Dependent Notes Series 562787

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562787	$6,000	$6,000	16.82%	1.00%	August 30, 2010	August 27, 2015	August 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562787. Member loan 562787 was requested on August 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Boston Financial	Debt-to-income ratio:	5.95%
Length of employment:	2 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Boston Financial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,137.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance is 171,000 and market value is 255,000

Member Payment Dependent Notes Series 562800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562800	$12,250	$12,250	13.98%	1.00%	August 25, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562800. Member loan 562800 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	District 300	Debt-to-income ratio:	14.93%
Length of employment:	3 years	Location:	Crystal Lake, IL

Home town:
Current & past employers:	District 300
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > I plan on using the funds to pay for my wedding on December 18th. Having these funds will assist me in paying for all the expenditures I will have in the next 119 days. I am a good borrower because I have a high credit score and I know exactly where the monthly payment is coming from. I plan on paying more then the given monthly payment each month. I currently pay for the utilities and car payment where my Fiance pays for the mortgage. Currently, I am a 3rd year Special Education teacher at a local district. I do extra pay opportunities at my school, like supervise detentions, sub internally, and supervise other after school events. In December I will be graduating with my MBA and a license to be an administrator in the school system. So my pay will increase once in the fall because I have so many credit hours and one more time because I will have my masters degree. My job is currently stable because I teach Special Education and it is considered a hard to fill position in the state of Illinois. Borrower added on 08/22/10 > Thank you for investing in my fund! Borrower added on 08/23/10 > All documents have been submitted and approved by the lending club. My income and job has Borrower added on 08/23/10 > All documents have been submitted and approved. My credit, job, and income have all been verified by the Lending Club.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $12,250 loan. My questions are: [1} Brief description your employer District 300? A-N-D What is your current position? (Job/What you do.) [2] Briefly, why should lenders commit their limited $ to help fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.1.2010	I am a Special education teacher at a local school district in Illinois. I currently have been there for 3 years and I have always have had outstanding reviews. 2. I am financially responsible and know exactly where the monthly payment will be every month. Currently my fiance pays the mortgage in full so I do not have that monthly payment, 3. I plan to use any extra funds to pay it off. So I believe it will take me approximately 3 to 4 years. Thank you!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 125,000 2. It is worth approximately 155,000 but that does not include all upgrades we have made to the house. I do want to note, that I am currently in my masters and will be graduating in December and my pay scale will be raised!

Member Payment Dependent Notes Series 562819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562819	$22,750	$22,750	11.12%	1.00%	August 26, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562819. Member loan 562819 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	City of Park Hills	Debt-to-income ratio:	22.69%
Length of employment:	10+ years	Location:	Park Hills, MO

Home town:
Current & past employers:	City of Park Hills
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/14/10 > Problem with loan description i cant find the page that is suppose to be below to re-submit loan description after removing personal identifiable info. that u asked for help me find it please Borrower added on 08/23/10 > I hope you got the information you was asking for by fax because i keep getting the phone message telling me i need to send in the info. Borrower added on 08/24/10 > I would like to thank all lenders at this time THANKS AGAIN.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,810.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $22,750 loan. My questions are: [1} How long have you worked for City of Park Hills? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $3,810 Revolving Credit Balance. (a 15 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $22,750 is the loan; ~ $4,000 is the Revolving Credit Balance; ~ $18,750 is the extra cash that you will receive (less the loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide a appropriate IN Y-E-A-R-S- answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.11.2010	Type your answer here.15yrs5mnths water treatment plant oper.treat and run test on water.approx.130.00 another cc total on it about 500.00 and another loan 11333.91 the rest home improvements. its needed and would be appreciated.as of now no but if possible3to4yrs
Loan listed 7 days; 28 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.17.2010	Type your answer here.I was gonna try to send it sat.morning but i got a email that said there was a problem so mon.an tues.very busy at work tues.evening tried to fax the info.but wouldnt go through so gonna use different fax machine today talked with lending club rep.tues.evening and let her know im trying and sorry for the delay.

Member Payment Dependent Notes Series 562972

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562972	$5,000	$5,000	13.23%	1.00%	August 30, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562972. Member loan 562972 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,792 / month
Current employer:	NKASD	Debt-to-income ratio:	14.98%
Length of employment:	2 years	Location:	Verona, PA

Home town:
Current & past employers:	NKASD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Thank you for helping us with our home improvement projects. I finished a car loan recently and figured it was time to put the newly open income towards improvements on my wife and I's first home.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,368.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you describe the home improvement? Can you explain the high number of credit lines? Thanks.	Our home improvement plans are taking some trees out in the back of the house, improving some collapsing retaining walls, building a stone patio w/fireplace for a nice back patio, and putting in glassblock windows in a couple basement windows. Most of the credit lines are probably from some store credit cards, ie. bestbuy, ikea, jewelry store, which had run deals at one time giving no interest for such and such time if paid within such time. It's worked out well for buying furniture and some electronics and being able to pay them off with reasonable payments a month to pay it off within that time.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance on mortgage is roughly 73k and no HELOC. We decided to buy a house in which we could make mortgage payments that were the same as our monthly rent, so it worked out really well. Current market value is about 75k. We're hoping that when we eventually decide to move on from the house (probably not for another 5 or 6 yrs, the home improvements will really make the house even more appealing.

Member Payment Dependent Notes Series 563157

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563157	$19,425	$19,425	19.04%	1.00%	August 25, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563157. Member loan 563157 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Farmers Insurance	Debt-to-income ratio:	8.72%
Length of employment:	3 years	Location:	franklin, WI

Home town:
Current & past employers:	Farmers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	41	Months Since Last Delinquency:	4
Revolving Credit Balance:	$16,872.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would be happy to help fund your loan. First, please contact Lending club to verify your income. Thanks!	I will have it uploaded today. Thank you for your support.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of our mortgage is $181000 the actual value of the home is between $175000 and $170000. Although this is not a factor for certain at this point, we are in the process of accepting a promotion which would both increase income and we would sell our home to move to Simi Valley CA. Let me know if that helps. Thank you, Zach
Please explain your delinquencies. Also, how long do you plan to take to repay this loan? Thanks!	There are two delinquencies that show on my credit report that I have. There is one from AFSA Data Corp and one from UHEAA. Both are in the April/May timeframe. I consolidated my student loans through the government sponsored dl.ed.gov website. Unfortunately, it takes them 60-90 days to process everything and complete the payment. During that period I did not make any payments to the originators of the loans so as not to create an overpayment by the consolidators and refunds from the originators. I hope this helps. I expect to pay the loan faster than the 60 month term in the listing. At least half of our tax returns and work bonuses are going to dedicated to repayment of this loan.
Could you please explain your Delinquencies? Thanks!	I'm sorry, I believed I had. Did you have a specific issue that was not addressed in my last reply?
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I am a Marketing Specialist for Farmers Insurance. This is a marketing position that assists agents in advertising, day to day operations efficiency improvement, and sales coaching. Debts include, capitol one, $10500, 13.9% on $9000, 0% on $1500, $300/mo pmt Chase card, $5900, 18.24%, $150/mo pmt Wells Fargo, $1200, 0%, $100/mo pmt
Hi, why would you consolidate lower interest rate debts (CCs) into this higher interest rate loan?	Because the structure of having a single monthly payment which will eliminate the loan at the end of the lending period will assist me in clearing the debt without the temptation of adding debt through credit card use.
I do not understand how this loan could benefit you: 1. Your payments would be similar( $504 vs $550). 2. The LC loan has a much higher interest rate so it will cost you more in interest 3. You need to pay an origination fee to LC (~$1,000). Please explain. Thank you.	Please see previous answer.
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	1 income. If the loan doesn't fully fund I will decide at that point.

Member Payment Dependent Notes Series 563264

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563264	$20,000	$20,000	13.61%	1.00%	August 25, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563264. Member loan 563264 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	County of Sacramento (SETA)	Debt-to-income ratio:	11.76%
Length of employment:	10+ years	Location:	Sacramento, CA

Home town:
Current & past employers:	County of Sacramento (SETA)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > I would like to use these funds to be debt free from credit cards and a student loan. I have never missed a payment on these cards/loan but the interest is so high, I can't pay it off. Also, I have been with my employer for 13 years so I have steady work history. If I can make one payment instead of several small payments that would be a dream come true. Borrower added on 08/13/10 > Mortgage- $700.00 Credit Cards ALL - $630.00 Student Loan - $60.00 Car Insurance - $72.00 Cell Phone - $65.00 Gas - 160.00 Food - $300 Cable - $80.00 Medical Insurance - $75.00 Utilities - $102.00 (co-owner of the house pays $418 of the mortgage and some of the utilities) Borrower added on 08/14/10 > This loan is very important to me because it will help me to save money by paying less in interest and fees over time. Borrower added on 08/14/10 > Breakdown of Loan if funded (20,000) Lending Club - $1,000 off the top Target Visa - $5,330 (Will be paid off and account will be closed for good) Chase - $3,500 (will close after balance is zero) Sear's - $3,450 (very high interest card - will close after balance is zero) Student Loan - $3,500 Bank Of America - $2,000 Macys - $900 JcPenny - $300 Borrower added on 08/14/10 > - I also will be making a extra payment once a year to try to pay back the loan sooner. Also, I do have money in savings and family assistance if needed to pay back loan. Borrower added on 08/15/10 > The comment I left on 8/13/10 is my monthly budget. If funded, the credit card payments will be replaced by my loan payment. I will not have a problem paying back this loan if funded. Borrower added on 08/17/10 > Please let me know if there are any questions I can answer to prove that I am a great candidate for funding. Thank You.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,687.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $20,000 loan. My questions are: [1} What is your current position with Sacramento County? (Job/What you do.) [2] Transunion Credit Report shows the $9,687 Revolving Credit Balance. (a 56 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $20,000 is loan; ~ $10,000 is Revolving Credit Balance; ~ $10,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.12.2010	In response to your questions: (1) Workforce Development Professional II, we have county retirement but we are actually a joint powers agency. (2) I am currently paying $690 per month in credit card debt. That is all of my debt (not including house, utilities, gas, food) (3) My total debt is 21,300, that will not leave anything left from the loan. My plan is to have no debt, just the loan payment. I plan to try to pay off sooner than the time I am requesting. (4) I believe I am a great candidate based on my paying history. I have never been late or never not paid my debts. I have stable employment and always pay my bills first. (5) I asked for 60 month (5yr) loan because that will save me about $200 a month. I do plan on paying off early, but would like the option of 60 months.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, Thank you for your interest....I hope this helps. (1) The mortgage balance is $148,000. I do not have any other mortgage loans against my property. (2) The current value is $162,000
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I am a two income family. The credit card debt is all my responsibility, my husband is debt free (besides our home) and he wants to remain that way. I have been in debt for at least four years now. I have excellent paying history and really need this loan to consolidate. I will accept the partial funding. I could pay off three major cards that have a higher interest. Please let me know if you have any more questions.
R U A 1 OR 2 INCOME FAMILY. MONTHLY GROSS INCOME IS... IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Actually it has been growing for over 10 years, sorry, I did not mean my entire credit card debt grew in the past 4 years. During the past 4 years I have tried to get out of debt, but seem to be caught in the cycle. I have taken steps to get out of debt. 1. I have closed my Target Visa account when they were going to be raising rates across the board. Since I have closed the account, I have paid down almost $3000. 2. I also cut another chase card. I have since paid down about 1,000 on that card. I need the loan to make one monthly payment. I have learned my lesson with credit cards. I am 37 years old, I bought my first home last year (thanks to my great paying habits), I have no car payment. My only debt is the credit cards. I have learned how to budget and with this loan, I will be saving around $200 a month. This money will allow me to save and pay for things with cash instead of credit.

Member Payment Dependent Notes Series 563631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563631	$25,000	$25,000	10.75%	1.00%	August 25, 2010	August 31, 2013	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563631. Member loan 563631 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	IBM	Debt-to-income ratio:	20.48%
Length of employment:	6 years	Location:	Portland, OR

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,429.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, and thank you fof considering financing my loan. 1. 180866.26 + 45766.53 = 226632.79 2. 236000 according to zillow.com Thanks again.
Hi there, I'm interested in funding your loan but have some questions first. Can you please list out the debt you are looking to consolidate along with their APR's (i.e. CC#1 5000 @ 16%). Also, can you give us a detailed listing of your monthly expenses (mortgage, student loans, car payments, utilities, food, childcare costs, etc.) so we can see how this payment will fit into your budget. Thanks in advance for answers to ALL questions.	CC #1: 6,502.26 @ 19.24 CC #2: 6,321.19 @ 21.24% CC #3: 13,139.50 @ 18.99% Monthly expenses: Mortgage: 1900 Car payment: 400 (4-5 payments from complete) Student Loan: in deferment, but would be $83 Utilities: 200 Food: 200 Current Credit Card Payments (being replaced): 1000 Thanks! -Nish
What is it you do for IBM? Whom was your previous employer? How long did you work there? Doing what job?	I am a Software Engineer for IBM. This is my first job out of college, from which I graduated 6 years ago. Thanks!
You are carrying some serious credit card debt. What are plans to keep this from happening again?	This is a very good question. I am holding myself to a strict budget, and not using my credit cards at all. I'm changing my spending habits, as well, to be more responsible. I'm working on renting out rooms in my home to bring in extra income, so I don't need to rely on my credit cards when money gets tight. I understand your concern, but I believe I have a plan to not have this happen again -- I just need help to get out from under where I am now. Thanks!
.Are you the sole wage earner? Thanks.	Yes, I am. Thanks!

Member Payment Dependent Notes Series 563957

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563957	$17,600	$17,600	19.79%	1.00%	August 26, 2010	August 27, 2015	August 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563957. Member loan 563957 was requested on August 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Aegistech Inc.	Debt-to-income ratio:	20.58%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Aegistech Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	49
Revolving Credit Balance:	$42,740.00	Public Records On File:	2
Revolving Line Utilization:	96.30%	Months Since Last Record:	35
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 564237

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564237	$14,500	$14,500	13.98%	1.00%	August 31, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564237. Member loan 564237 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Doyle Electric	Debt-to-income ratio:	20.50%
Length of employment:	4 years	Location:	Baton Rouge, LA

Home town:
Current & past employers:	Doyle Electric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,467.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Doyle Electric?	I am a field electrician. We install all electrical ifrastructure for new commercial construction projects.

Member Payment Dependent Notes Series 564412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564412	$9,225	$9,225	7.14%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564412. Member loan 564412 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	American Electric Power	Debt-to-income ratio:	13.07%
Length of employment:	5 years	Location:	CANAL WINCHESTER, OH

Home town:
Current & past employers:	American Electric Power
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1966	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,113.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at American Electric Power?	Lineman.
Hi. What debts specifically will you be consolidating with this loan? Thanks.	credit card.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1.Yes 2.Yes with spouse 3. No 4. $193,500 5. One year and nine months

Member Payment Dependent Notes Series 564495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564495	$15,000	$15,000	17.93%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564495. Member loan 564495 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,112 / month
Current employer:	Village of Mt Prospect	Debt-to-income ratio:	7.58%
Length of employment:	10+ years	Location:	Lake in the Hills, IL

Home town:
Current & past employers:	Village of Mt Prospect
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > I am currently a Police Sergeant at the Village of Mt. Prospect and have been an Officer there since 1995. My wife is a stay at home mom and is fortunate enough to have recently started back at work which allows her to work from home. I haven’t included her income since she just started and hasn’t received a paycheck as of yet. Our current home value is approx $210,000...with an outstanding mtg of approx $305,000, however, since we have no plans on moving (lived here for 13yrs) we are hopeful that the market is on the upswing. Our current credit debt is approx. $600.00/mth . With this loan it will pay off half of it, bringing our monthly to $564. I have always had enough income to cover my expenses and my bill are always paid on time. This loan would simply allow me to focus on one payment and, unlike a credit card, give me a end-term date. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	38
Revolving Credit Balance:	$28,837.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, There are several hundred borrowers looking for funding, set yourself apart and enter a description for your loan. 1) What do you do for the Village of Mt Prospect and how long have you worked there? 2) How much do you owe on your home? Mortgage and HELOCs. 3) What is your home CURRENTLY worth? Please use zillow.com for a free estimate. 4) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For example CIti Visa $2000 balance, 23.9% APR, $200 per month. Thank you in advance for answering all my questions. Sincerely, -LL Herndon, VA	I am currently a Police Sergeant at the Village of Mt. Prospect and have been an Officer there since 1995. My wife is a stay at home mom and is fortunate enough to have recently started back at work which allows her to work from home. I haven???t included her income since she just started and hasn???t received a paycheck as of yet. Our current home value is approx $210,000...with an outstanding mtg of approx $305,000, however, since we have no plans on moving (lived here for 13yrs) we are hopeful that the market is on the upswing. Our current credit debt is approx. $600.00/mth . With this loan it will pay off half of it, bringing our monthly to $564. I have always had enough income to cover my expenses and my bill are always paid on time. This loan would simply allow me to focus on one payment and, unlike a credit card, give me a end-term date. Thank you for your consideration.
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against hundreds of other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds. You simply can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. When you post your loan description please address the following specific topics: 1) Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? 2) Please list a breakdown of your monthly expenses. 3) Please explain the nature of your $28k revolving debt. 4) Please explain how this loan payment will fit into your monthly budget. 5) Please provide any additional information you would like to see if you were loaning money to a complete stranger.	I am currently a Police Sergeant at the Village of Mt. Prospect and have been an Officer there since 1995. My wife is a stay at home mom and is fortunate enough to have recently started back at work which allows her to work from home. I haven???t included her income since she just started and hasn???t received a paycheck as of yet. Our current home value is approx $210,000...with an outstanding mtg of approx $305,000, however, since we have no plans on moving (lived here for 13yrs) we are hopeful that the market is on the upswing. Our current credit debt is approx. $600.00/mth . With this loan it will pay off half of it, bringing our monthly to $564. I have always had enough income to cover my expenses and my bill are always paid on time. This loan would simply allow me to focus on one payment and, unlike a credit card, give me a end-term date. Thank you for your consideration.
What is your job with the Village of Mt Prospect?	I am currently a Police Sergeant at the Village of Mt. Prospect and have been an Officer there since 1995. My wife is a stay at home mom and is fortunate enough to have recently started back at work which allows her to work from home. I haven???t included her income since she just started and hasn???t received a paycheck as of yet. Our current home value is approx $210,000...with an outstanding mtg of approx $305,000, however, since we have no plans on moving (lived here for 13yrs) we are hopeful that the market is on the upswing. Our current credit debt is approx. $600.00/mth . With this loan it will pay off half of it, bringing our monthly to $564. I have always had enough income to cover my expenses and my bill are always paid on time. This loan would simply allow me to focus on one payment and, unlike a credit card, give me a end-term date. Thank you for your consideration.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our current home value is approx $210,000...with an outstanding mtg of approx. $305,000,
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Every penny is allocated toward my home, food, school, gas and bills, so at this point, any extra money left over goes toward paying down my debt when possible. Once my debt is paid off, there will be no need to depend on debt in the future since my income does cover any day to day expenses and will have at least 10% to put into savings. My current balances are $4,434@25.99%; $3,555@20.24%; $1,588@18.99%; $16,460@6.74%. The reason for the increase in debt was, while my family grew to 5 children, my wife stopped working to stay at home with them since child care would have been outrageous. Now they have grown a bit, she was able to start back at work. But since her income fluctuates from month to month, I do not use it in our budget.
Hi, Can you please tell me what you do for a living ? Just kidding I could read it 100 times! I'll invest in you! I hope you get fully funded! Thanks for protecting my streets and keepig my family safe in Mount Prospect!	Thanks!
WHAT WAS DELINQUENCY 38 MONTHS AGO	I believe it was from an account with Bank of America, where I disputed a charge. It has since been paid off and not used since 10/2007

Member Payment Dependent Notes Series 564560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564560	$10,000	$10,000	7.51%	1.00%	August 30, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564560. Member loan 564560 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Seattle Metropolitan	Debt-to-income ratio:	11.30%
Length of employment:	5 years	Location:	SEATTLE, WA

Home town:
Current & past employers:	Seattle Metropolitan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I recently paid off all credit card balances except for Chase, on which I owe roughly $9,000. That rate is at 18% So I am very interested in refinancing it here. Aside from Chase, my only other debt is one student loan with Sallie Mae. ($470/month) All other credit cards are at a 0 Balance, and I won't be using them. I work as an Analyst for a very secure employer, and have never had a single late payment in my life. At this interest rate, I plan on paying down the loan over the full 36 month term (no early payoff). I welcome any additional questions. Thanks!

A credit bureau reported the following information about this borrower member on August 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,634.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for writing a good loan description. May I ask why you have 58 credit lines? That is an amazing number!	Well, let me first just point out that I have 5 open credit cards and one open student loan. Everything else is closed. But I can understand where you're coming from with this question. First, federal student loans are issued each quarter. So by the time you graduate you can really wrack up a lot of little accounts. After graduating, I consolidated them into one. Also, if stores are offering a discount when you sign up for their store card, I tend to open one long enough to get the discount and then close it. In looking at my credit report, it also appears that when a card is reported lost or stolen, they close the account and transfer it to a new one. There's a few reasons. I am sure I've never utilized 58 accounts at once. :)

Member Payment Dependent Notes Series 564634

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564634	$24,000	$24,000	15.95%	1.00%	August 30, 2010	August 29, 2015	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564634. Member loan 564634 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Northern Health Centers, Inc.	Debt-to-income ratio:	21.25%
Length of employment:	2 years	Location:	Antigo, WI

Home town:
Current & past employers:	Northern Health Centers, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > I am a health care executive who was diagnosed with a health condition requiring ongoing treatment. Even with insurance I have had to utilize credit cards to supplement. Before this event, I always paid the credit cards in full each month. I have always had excellent credit but in the past 6 months as I have increased the use of credit, my score has decreased. It is still considered excellent or very good. I have no history of late payments. I make an excellent income and my position is stable. I do not wish to use my own bank as I live in a small community and do not wish for my friends and neighbors to know of my issue as I fear it could jeopardize my position. I have no reason to believe I will be unable to work as this issue is chronic and expensive but not debilitating. My physician concurs. Please contact me with any questions and I will do my best to answer them.

A credit bureau reported the following information about this borrower member on August 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,209.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The last appraisal indicated the home to be worth 205,000 I believe. Current debt on the property is 168,000. I also own another property roughly valued at 100,000. That property is completely paid for. If I were a potential investor, I would have questions as to why a borrower would choose this route when they have other, less expensive options. I am choosing this route because I live in a small community and do not want to go through my local bank due to the nature of my need. I also do not wish to sell my property. Thank you for your potential interest. I am happy to answer any other questions you may have.
What is the purpose of the loan? To pay ongoing medical bills or to pay off the credit cards that were used to pay previous medical bills? Please provide your monthly budget, including your credit card payments, ongoing medical bills and show how a one-time loan could solve your issue for the next five years. If the purpose is to pay back the credit cards, please also specify the balances, APRs and monthly payments on those cards. Thank you..	Funding will cover: current medical bills of just over $3,000, current credit card debt of approximately $17,400 (current balance of $10,100 and $7,320 APR???s 23.99% and 19.24%) and $4,000 to repay a short term personal loan.
R U SOLE WAGE EARNER. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	No and yes.

Member Payment Dependent Notes Series 564735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564735	$10,000	$10,000	16.32%	1.00%	August 30, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564735. Member loan 564735 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	5.47%
Length of employment:	n/a	Location:	milton, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	33
Revolving Credit Balance:	$666.00	Public Records On File:	1
Revolving Line Utilization:	1.90%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description. What is the source of your income and for how long has it been so? Who was your prior employer and for how long?	retired , collect social security and work part time for NCBA , been with NCBA for 1 yr, prior employer is media general was with them 7 yrs, i also have an iIRA and multiple investments, I AM WILLING TO USE MY IRA ACCOUNT AS COLLATERAL IF NEEDED
Your Borrower Profile shows $4,167 Reported Gross Income Per Month; NO Length of Employment ("N/A") and NO Employer ("N/A"). If self-employed, what is your primary occupation? If business owner, what is your primary business description? If employer is person or firm, then identify your employer? If none of the previous apply, then identify sources of reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? Unemployment Benefits? Advance thanks for appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.17.2010	I WORK PART TIME FOR NCBA, I COLLECT SOCIAL SECURITY ,HAVE INVESTMENTS AND AN IRA ACCOUNT WHICH I AM WILLING TO USE AS COLLATERAL IF IT IS NEEDED AND WILL GET ME A LOWER RATE
What plans do you have for the loan proceeds?	i have some personal issues i want to take care of
Please explain in detail (lender, outstanding balance, interest rate and mininum monthly payment) the debts you intend to consolidate with this loan. There's a substantial difference between the $666 revolving credit balance on your credit history and the amount you wish to borrow.	my intentions are to pay for some other services i intend to render for a personal matter of a family member
WHAT IS PUBLIC RECORD 22 MONTHS AGO. DELINQUENCY 33 MONTHS AGO	i am not understanding what info you need
Good day. Can you explain what debt you are consolidating - amounts and debtors please? Also, can you provide some information around the public record? Thanks.	i dont know what this public record is , i need a loan of 10,000 to render services of a personal matter , i have no debt at this time or very very little

Member Payment Dependent Notes Series 564739

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564739	$5,500	$5,500	11.12%	1.00%	August 25, 2010	August 29, 2013	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564739. Member loan 564739 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Boys & Girls Club of Greater Baton Rouge	Debt-to-income ratio:	22.91%
Length of employment:	5 years	Location:	Gonzales, LA

Home town:
Current & past employers:	Boys & Girls Club of Greater Baton Rouge
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,483.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 164,253 2. 171,000
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following items: 1. List debt to be consolidated. 2. List your monthly expenses. 3. Explain your role at Boys & Girls Club of Greater Baton Rouge. 4. Explain the one credit inquiry in the last six months. Thank you in advance for your response.	1.My debt comes from a couple of credit cards. I used the cards to purchase furniture for my new home and an engagement ring. 2.My monthly expenses include mortgage, car payment, insurance, utilities, and credit cards (2) 3.My role at BGC is as Director of Program Operations. That means that I am in charge all recruiting, hiring, training and evaluating allprogramming personnel. 4.One credit inquiry in the last six months was because I haven't made any major purchases since then. Thanks
Hello, I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	I am starting to save more and become smarter about my purchases.

Member Payment Dependent Notes Series 564818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564818	$15,000	$15,000	7.51%	1.00%	August 27, 2010	August 29, 2013	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564818. Member loan 564818 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,800 / month
Current employer:	The Cirignano Limited Partnership #2	Debt-to-income ratio:	13.73%
Length of employment:	10+ years	Location:	Bayville, NY

Home town:
Current & past employers:	The Cirignano Limited Partnership #2
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > The roads in our development are being repaved.We have to contribute towards this.Also,as a result of this we have to redo our driveway.

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1969	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,733.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "The Cirignano Limited Partnership #2" and what do you do there?	The Partnership owns commercial real estate.I help to manage the properties.Type your answer here.

Member Payment Dependent Notes Series 564851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564851	$15,000	$15,000	11.86%	1.00%	August 26, 2010	August 29, 2015	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564851. Member loan 564851 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Winn Law Group	Debt-to-income ratio:	24.40%
Length of employment:	< 1 year	Location:	Long Beach, CA

Home town:
Current & past employers:	Winn Law Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > This is a debt consolidation loan for paying off high-interest credit cards. We have stable employment and have not missed/been late on a payment on our credit cards in the last 7 years. Borrower added on 08/16/10 > CitiBank raised my apr to 23.99% from 19.99%. It was 9.99% originally, before the new credit card legislation was enacted. They said the 19.9% was a promotional balance; the raise was not a result of any deliquency, over-balance, or anything overt on my part. I have a long history with them but they aren't doing what they need to do to keep my business. My other debt obligations are student loans, which are consolidated at a very low apr, and a financed car, which will be paid off in full in 23 months. There are other retail accounts (macy's, etc) which are paid off immediately or within 3 months of any balance being posted. I have shredded all but one credit card which I keep for emergencies (car breaks down, emergency surgery, etc).

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,147.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $15,000 loan. My questions are: [1} What is your current position at Winn Law Group? (Job/What you do.) [2] Transunion Credit Report shows the $17,147 Revolving Credit Balance. (a 67 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to help fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.16.2010	Thanks for the questions! 1) Currently an attorney at Winn Law Group. 2) No HELOC Currently paying around $1340 a month total on credit card, car, and student loan debts. 3) I have a positive history of repaying my debts, on time and in full. I am trying to pay off these debts more quickly, to get out from the debt cloud that has been hovering over me since I finished my education. Interest rates were raised on me despite my long and positive history with CitiCard, and I don't want my hard earned money going toward extra interest; would rather it went toward generous individuals. 4) It is possible that this loan would be paid off in 4 years rather than going the full 5. The consolidation loan would lower my monthly payments by about $100-$150/month; I apply extra money to paying off high interest rate balances first.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	This loan is to pay off a CitiCard ~$9600 @ 23.99% and a CapOne visa ~$3300 @ 17.99%. Other debt not being consolidated includes a Chase visa ~$12,000 @13.49%, a car ~$7000 @8.99%, a bar loan ~$8000 @5% and consolidated fed edu loans @4%. Any leftover balance will go toward the Chase. Thank you!

Member Payment Dependent Notes Series 564885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564885	$24,250	$24,250	13.98%	1.00%	August 26, 2010	August 31, 2013	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564885. Member loan 564885 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	southernair	Debt-to-income ratio:	11.78%
Length of employment:	2 years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	southernair
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Needed to pay credit cards and for wedding , after wedding the house hold income will increase and funds will be available to pay back loan Borrower added on 08/22/10 > But theres no problem paying back right now

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,656.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you do for Southern Air?	Type your answer here. Flight Dispatcher !!!!
Indicate a summary of your most recent monthly expenses compared to your monthly income.	Rent : 700$$ Pay Check 1: 2000 C.c bill (1) : 450&. Paycheck 2 : 2000 c.c bill (2) : 200$ Car insurance : 75$ Gas - tolls : 400$ Cable : 100 $
1.Please list your loan amounts & interest rates that you will be paying off.	Bank of america 18500 $$ @ 14% discover : 6000$$ @ 14%
Why are you borrowing at 13.98% to pay off 14.%. JP	Im trying to make one payment to one creditor
Why are your paying off $24,500 credit card debts at 14% with a loan at ~14%? It will not help you, but will cost you the origination fee of $1,091 (4.5%)? Thank you	I want to pay one payment to one creditor , it will payoff sooner than paying 2 or 3 small payments
Why replace a 14% loan with another 14% loan? How is this saving you anything?	I want to pay one payment to one creditor , it will payoff sooner than paying 2 or 3 small payments

Member Payment Dependent Notes Series 564927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564927	$10,000	$10,000	7.88%	1.00%	August 25, 2010	August 30, 2013	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564927. Member loan 564927 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.46%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Borrower Profile shows Reported Gross Income Per Month; Length of Employment as 03 years, but Current Employer as "N/A". If self-employed, what is your primary occupation? If business owner, what is your primary business description? If employer is person or firm, then identify your employer? If none of the previous apply, then identify sources of reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? Unemployment Benefits? Advance thanks for appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 08.13.2010	Hi there. Thank you for writing. As someone who is self employed it is difficult to fill in the information with these forms so that they accurately describe how my income works. But I will do my best to describe. I am a freelance animator. I list 3 years, because that is how long I have been freelancing in Los Angeles. I am incorporated, so my corporation is paid. I work at many studios across Los Angeles, so that is why I do not list current employers, because I may only be working there for a month. I may work at 5 in one year. My job is to provide character animation for commercial purposes. It is quite fun! My annual income fluctuates, since I may have a month or two without work. However when I do I have work, I tend to make $8800.00 a month. One year I made over $100,000.00, another year I made $77,000.00. That is my only source of income. Please let me know if you have any further questions. I would be happy to answer them. Also if you would like to see my website to see what kind of work I do, please let me know.

Member Payment Dependent Notes Series 564951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564951	$5,000	$5,000	17.19%	1.00%	August 27, 2010	August 29, 2013	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564951. Member loan 564951 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Phenom LLC	Debt-to-income ratio:	6.59%
Length of employment:	2 years	Location:	East Hartford, CT

Home town:
Current & past employers:	Phenom LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > This Loan Request is to consolidate my Personal Loan and Credit Card payments under one umbrella. Since i am paying high interest rate for both, consolidating both these loans will help me to save some amount. Through this i can plan to payoff this new loan before the term of 36 months. My payments are always regular and will continue to do the same. Regarding my Job, it has good clarity and this will help me in paying this loan amount without any delays and well before its Term. I kindly request the investors to Please help me to stabilize my financial Situation and close my loans. Thank You.

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,741.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Phenom LLC and what do you do there?	Phenom is a Consulting and IT services company based in Connecticut, providing a broad array of solutions customized for a range of IT services. Phenom provides IT Services to various preferred vendors. I am working as Consultant for an Healthcare Company in Bloomfield, CT and My Role is Business Analysis Sr Specialist. I am working for this Healthcare Company from past two years. In case if i havent answered completely, please let me know. Thanks Ajith
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	My Debts are listed below and the requested loan amount will be utilized in paying off these debts. 1. Personal Loan Debt Amount: $10,000 APR: 19% 2. Credit Cards Payoff (Two in number) Debt Amount: $6,000 APR: 24% and 18% 3. Auto Loan (Partial Payment) Debt Amount: $5,800 APR: 6% $2,000/- will be utilized as partial payment for my Auto loan. Thanks Ajith
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	My monthly budget to afford for this credit is $500 - $800. Since i am clearing off other loans, i will be using that amount to pay this loan and hence i can plan to save some amount. My total credit balance is around $18000 and the average APR is around 23%. Yes, i plan to overcome from debts. Hence i am getting all my debts under one umbrella and plan to save more and clear the debts soon. Yes. Currently i am single and the sole wage earner in household. Thanks Ajith

Member Payment Dependent Notes Series 564988

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564988	$9,000	$9,000	15.58%	1.00%	August 25, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564988. Member loan 564988 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,943 / month
Current employer:	Department of Army	Debt-to-income ratio:	15.31%
Length of employment:	10+ years	Location:	Watertown, NY

Home town:
Current & past employers:	Department of Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	31
Revolving Credit Balance:	$31,690.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 565074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565074	$9,000	$9,000	10.38%	1.00%	August 25, 2010	August 30, 2013	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565074. Member loan 565074 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	sears	Debt-to-income ratio:	12.27%
Length of employment:	7 years	Location:	south gate, CA

Home town:
Current & past employers:	sears
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/16/10 > thanks is all i can say right now for your help.

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	31
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you enter a loan description? thank you so much.	personal loan is a solution to reduce my cedit card hight intrest with afforable monthly payments plans.
What is your job at sears?	my job at sears is hv home services tech.refrigeration and air conditioner repair..
What do you plan to use the loan for?	with this personal loan my plan is to pay off my credit card debt cause it is too difficult to lower my credit card debt paying very hight intrest every month..
please elaborate the purpose of this loan, thanks	the purpose of this loan to me it is to pay off my credit card debt ,reduce hight intrest and save money to pay my personal loan and less time.
I am unclear about why your "revolving credit balance" is listed as $0.00, when you have ~ $9,000 in credit cards you wish to consolidate and pay down. Can you explain why this is appearing like this?	hi, mr nw0rb let me tell you a little bit about this credit card revolving balance,i made an invent and it is in proccess with inventhelp i paid with my credit card the cost of introducing my invent to companies, and i am wetting for result,but my credit card bank i made a payment 12hrs late ,from paying 3.9 fixed rate the bank is charging me now 19.9% now ,this is what happen to me. thanks .

Member Payment Dependent Notes Series 565203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565203	$15,000	$15,000	13.23%	1.00%	August 27, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565203. Member loan 565203 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Saint Mary's Hospital	Debt-to-income ratio:	20.46%
Length of employment:	3 years	Location:	Torrington, CT

Home town:
Current & past employers:	Saint Mary's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/16/10 > We plan to use this money to finish fixing up our house before we sell it. We also plan of pay down our credit cards, using this lower interest loan. My job is very stable in that I am a nurse, I also have many oppurtunities for overtime every week.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,902.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $15,00 loan. My questions are: [1} What is your current position at St Mary's Hospital? (Job/What you do-RN, LPN etc.) [2] Transunion Credit Report shows the $18,902 Revolving Credit Balance. (a 70 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Brief description Home Improvements to be completed with this loan? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.16.2010	(1)RN (2)Not home equity, $630/month in minimum of credit card/auto loan, but have been paying more. (3)Kitchen and bath renovation (4)Lenders should commit their limited money to help fund the loan because I am honest, hard-working, and responsible. (5)Intend to pay off loan early 1-2 years
Greetings - Are you selling your house and moving to Florida? Will you be quitting your job as part of this? Art	We are hoping to sell our house and move to Florida after we finish the home improvements. I am going to find another job before moving. My position as an RN is always in demand.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. The current total balance of our mortgage loans is about 171,000 with no additional HELOC. 2. Our most recent appraisal for this house was 183,000; however we are just now finishing a 30,000 kitchen and bath renovation which would increase the value of our house
1. How much will go towards Home Improvements vs credit card payoff? 2. What are the balances, APRs and monthly payments of the cards that you will, and the cards that you will not pay off? 3. How much income does your spouse contribute? Thank you.	1. Less than $3,000 will be to finish up the home improvement projects we have. 2. I hope to pay off most of my credit card which has a balance of about $9000, APR=27.24%, minimum payment of $350 (but I always pay more). My other card that I am not going to pay off has abut $2000 with APR of 24.24% and minimum payment of $90. 3. My husband's income is about $600/week.

Member Payment Dependent Notes Series 565259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565259	$18,000	$18,000	16.45%	1.00%	August 30, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565259. Member loan 565259 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Townsend	Debt-to-income ratio:	12.02%
Length of employment:	2 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	Townsend
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	67
Revolving Credit Balance:	$14,316.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $746,653 2. $785,000
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Monthly budget was 1k into savings, with the recent interest rate increase, thats going towards reducing our debt. The plan is simple pay them all off and close them... learned my leason to say the least. Two wage earners (everything is now 100%) in the house soon to be wife, she's the money manager now. I screwed up. We have two kids with one on the way so we're looking at a debt free life.
Can you please describe your company, Townsend and what do you do for them? Thanks and good luck.	Law Firm, IP law, IT Manager.
Hello, Please explain your employer and what you do there. MG	Law Firm, IP Law, IT Manager
Does the gross include 2 incomes or 1? If 1 what will the gross be when you're married?	when married - 195k combined.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes, but I am hopeful it will.

Member Payment Dependent Notes Series 565443

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565443	$16,000	$16,000	19.41%	1.00%	August 26, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565443. Member loan 565443 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Dental Health Care Associates	Debt-to-income ratio:	24.62%
Length of employment:	10+ years	Location:	Wilmington, DE

Home town:
Current & past employers:	Dental Health Care Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/16/10 > Hi everyone. I am looking to consolidate my loans. Get a better interest rate!! My credit report is clean and I am always on time with my payments. Half of the loan I want to pay off my water purification system that I had placed in my home last year. The rest of the money is to pay off my credit cards from home improvements from purchasing my first home last year. Thank you in advance and questions please feel free to ask. Take care! Borrower added on 08/16/10 > I meant to say consolidate my bills!! not loans. Sorry Borrower added on 08/24/10 > I want to thank everyone that has funded. I can't wait to simplify my bills and to save some of my hard earned money!!! Thanks everyone, it is much appreciated!! Warm Regards, Carina

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	11
Revolving Credit Balance:	$14,460.00	Public Records On File:	1
Revolving Line Utilization:	55.20%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 Public Records on File originating 111 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 08.17.2010	It was a bankruptcy. It will be 10 years in March. It was a from a previous marriage. It was a Chapter 7. I wanted a fresh start, which I don't know if you can see, but I've never been late with anything since that day. It was discharged.
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 11 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 08.17.2010	I have 1 deliquency from 2006 and that is from my ex husband who had the vehicle and was responsible for it, it was the last thing that was in both names. I do not see anything 11 months ago. I just ran my credit report. Everything else besides that one vehicle which the day he made one payment late, the next month I made him trade it in and get a car in just his name.
1 - Explain the Public Record 2 - Explain the Delinquency	The Bankruptcy was from a previous marriage. Without getting personal, to start over it was the best way. There should not be any deliquency on my credit, except one thru HSBC back in 2006 which was my exhusband's car, which he made one late payment and the next month I made him trade in his car to get one in his name. I work to hard to keep my credit clean. Other then that my credit is clean. I actually just ran my report yesterday. I keep an eye on it every month. thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage is $212,000. Current market value on my home thru zillow.com is $282,000. Thank you
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	My monthly budget for the items I want to consolidate is $590. With the consolidation loan I will be paying $418/month. A good savings a month. Once this is paid off, hopefully I won't have much debt. The debt again as stated is from buying my first house and fixing it up and adding improvements to my home. My husband also works which he makes $56,000 yr and he pays 1/2 of everything.
YOUR POSITION (JOB/WHAT YOU DO) FOR CURRENT EMPLOYER? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTEND TO SERVICE THIS LOAN? (KEEP LOAN ACTIVE BEFORE PAYOFF) LENDER 505570 USMC-RETIRED 08.18.2010	I am an EFDA, and trainer. I have a license to fill teeth in PA. I have been with my current employer for 10 years 8 months. I have taken the loan out for 5 years, but would love to payoff sooner if it works out that way. Thank you!

Member Payment Dependent Notes Series 565456

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565456	$24,250	$24,250	10.75%	1.00%	August 31, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565456. Member loan 565456 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Hope School District	Debt-to-income ratio:	16.59%
Length of employment:	10+ years	Location:	HOPE, AR

Home town:
Current & past employers:	Hope School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,559.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of the loan?	Pay some bills off and help put a roof on the house.
Please provide the planned use for this loan. Thank you.	Already answered
How much of this loan will go toward your debt? What is the estimate for you roof?	The roof estmate is 7100. The rest is to pay off mastercard and some loans so that I have only one payment. I hope to have the loan repaid in two years. I will be making extra payments when possible

Member Payment Dependent Notes Series 565466

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565466	$19,200	$19,200	16.82%	1.00%	August 27, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565466. Member loan 565466 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	DANBERT INC	Debt-to-income ratio:	20.27%
Length of employment:	10+ years	Location:	springfield, OH

Home town:
Current & past employers:	DANBERT INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > I WOULD LOVE TO PAYOFF MY CREDIT CARDS , SICK OF THE CC COMPANIES RAISING INTEREST RATES BECAUSE THEY CAN , THANK YOU TO ALL Borrower added on 08/21/10 > I INSTALLED AN INGROUND POOL LAST 2 YRS AGO , THIS IS WHERE 90% OF MY DEBT CAME FROM , THE ORIGINAL PLAN WAS TO REFI AND TAKE OUT CASH BUT WITH THE HOUSING MARKET IN DECLINE ITS JUST NOT AN OPTION AT THE MOMENT Borrower added on 08/22/10 > I SHOULD ALSO MENTION THAT MY FIANCEE GIVES ME $150 A WEEK TOWARDS HOUSING COST , HER INCOME IS ABOUT $2600 MO

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,899.00	Public Records On File:	1
Revolving Line Utilization:	77.60%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 Public Records on File originating 90 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 08.17.2010	i filed for bankruptcy in 2003 , feburary i believe , i have been late on payments for my rental property 2 times due to my tenants paying late , or not at all , other than that i have never missed a payment or been late
I am interested to help fund your $19,200 loan. My questions are: [1} Answer my earlier email Subject: 1 Public Record on File 90 months ago? [2] Brief description your employer Danbert? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [3] Transunion Credit Report shows the $14,899 Revolving Credit Balance. (a 78 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] $19,200 is loan; ~ $15,000 is Revolving Credit Balance; ~ $4,200 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.17.2010	PUBLIC RECORD - FILED BK IN 2003 WORK - I STARED AT DANBERT WHICH IS A UNION COMPANY IN 10/1998 , I AM CURRENTLY A SUPERINTENDANT . I HAVE NO HELOC , FIRST MORTGAGE ONLY - $1083 /MO , MY CREDIT CARDS ADD UP TO $17,500 TOTAL , I HOPE TO PAYOFF THE LOAN IN 3 YRS , I AM A MAN OF MY WORD/SIGNATURE
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	LOWES PROJECT - 7500 / 225 CAP ONE - 5000 / 150 JUNIPER - 2300 / 70 HSBC - 1800 / 50 WAMU - 1500 / 50 LOWES - 1500 / 40 THANKS
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	MY MORTGAGE IS $113400 , ITS THE ONLY LOAN I HAVE ON IT AND THE MARKET VALUE IS $120000 LOW END , I HAVE A RENTAL PROPERTY I OWE $62673 AND ITS VALUE IS $ 78000 , THANK YOU
Hi, What are the interest rates on those debts? Thanks in advance for answering my question. Sincerely, -LL Herndon, VA	MY LOWEST INTEREST RATE IS 16.99% OF ALL MY CARDS
Why would you go into so much debt to put in a pool if your personal funds were not available?	it's not alot of debt , i have done about 60000 worth of work for about 24000 , the only thing i owe on is lowes which is how i buit my pool house and the other cc for the concrete and heater , you also have to understand while in the middle of this process we found out we were going to have our first child , so i just had to do what i had to do , the housing crash has not helped at all either
isn't it too cold in ohio for a pool?	not with a gas heater , i keep the water 90 degrees from memorial day to labor day

Member Payment Dependent Notes Series 565502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565502	$25,000	$25,000	11.49%	1.00%	August 30, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565502. Member loan 565502 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	jacobs constructors	Debt-to-income ratio:	22.25%
Length of employment:	10+ years	Location:	cridersville, OH

Home town:
Current & past employers:	jacobs constructors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/16/10 > Thank You for your concideration for this loan. I will be using the money to consolidate some unwanted debt and it will be used wisely. I have never defaulted on a loan and wont on this one either. i have been working for the same company for 26 years now and my job is stable. Again if you have any questions please feel free to ask. Borrower added on 08/18/10 > Im not sure what I should add to the description to reassure investors, so if there are any suggestions please ask. This is new to me so Im a little uneasy about saying certain things but i will do my best to answer questions that might help me get this loan fully funded. thanks again for your consideration. Borrower added on 08/23/10 > It doesnt appear that at this rate, that myl loan will be funded. I appreciate the ones that did try to make it happen. I am new to this so I will hang in there as long as I can. Thanks to everyone Borrower added on 08/26/10 > I dont think I can but if there was a way to assure my investors that this loan will be paid back in full I would do it. I will have this loan paid in full by september of 2013. That is my retirement date. Im down to four days and hope that this loan funds fully. Thanks again to all my investors. I will never miss a payment

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,294.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is jacobs constructors and what do you do there?	Jacobs is better known as jacobs Industrial services. I am a supervisor for construction projects. They are one of the largest construction and engeneering contractors in the world and do work all over.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Feel free to round off the numbers and substitute CC#1, CC#2, etc. for the names of the credit cards if you like. Do not include any account numbers. We only know you as Member_727542, so although this question may seem intrusive, answering it will not compromise your identity. Thank you in advance. ~CriticalMiss	I have four credit cards that i want to pay off with this loan. If fully funded, I will have no outstanding balance on any of the cards. The amount I requested will cover all of these and reduce my monthly payment by 200.00 a month even after paying on this loan payment. I have a visa with 12000.00, and Mastercard with 7000.00. Sears with 2500.00, and menards with 1500.00. I aquired these charges and this will be so much easier to handle. I hope that I understood your question and answered what u needed.
Hi there, Your revolving credit balance according to Transunion reflects $4,294.00, not $25,000.00. Are the amounts that you listed for the consolidation recent transactions and that may be why they have not shown up on your credit yet or is this debt actually tied to someone else (fiance, spouse, etc.) Thanks in advance for your answers.	Im not sure how long it takes to show up on credit report. The biggest one is only about 2 months old. There is 4 cards that i will be paying off in full and my monthly payment will be lower by 200.00. I guess its good that they havent showed up yet but they are real I assure you. Thanks again for your consideration.These are my debts i can guarentee you that. I hope i answered your question
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My homes aprasial value is 135000. I just moved in in october so 112000.00 is what i owe
What are your monthly expenses? How did you accrue these balances? Do you have any investments or savings accounts?	Right now the loan will save me 250.00 a month in expences. I got these balances when i got divorced and being the way I am, I am trying to do the best for me. I have savings that I dont want to use because i plan on retirement in 3 years. I am pretty good with figuring out ways to save money and i plan on paying this loan off early also. Again I hope that i answered your question the right way.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	In short i bring in net of 3200.00 and my expences because of these silly cards and other expenses, is about 2800.00. This includes all that u listed above. Im trying to save for my retirement and this loan will reduce my monthly expences by about 200.00. I am the sole wage earner but my job is stable. I will be paying off 5 credit cards in full if the loan gets fully funded and it will help me so much. With the interest rates on the cards , which arent too bad, i will still be comming out ahead. Thank you so much for your consideration for funding and i hope I answered your questions

Member Payment Dependent Notes Series 565549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565549	$15,000	$15,000	16.45%	1.00%	August 30, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565549. Member loan 565549 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	National Board of Trial Advocacy	Debt-to-income ratio:	20.56%
Length of employment:	7 years	Location:	Bellingham, MA

Home town:
Current & past employers:	National Board of Trial Advocacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > Hello everyone and I want to thank you in advance for helping me get rid of my credit card debt. My debt started to jump as soon as I had to move out of my ex's house. Even though my apartment rent isn't that huge, once you start buying groceries and paying bills, you get backed up, especially if you don't have the money to begin with. I have just gotten to a point where I pay so much on many little bills that keeping up is getting impossible. I needed a way to get all my bills into one without screwing up my credit like most consolidation loans do. I have about 11,000 in credit card debt, 5-6,000 in student loans, 3,000 in medical bills, and a 12,000 car loan. 18,000 was the highest I could get so whatever I can pay off will help tremendously. Obviously I need to pay my credit card debt because the interest rates are high, even higher than 16%. After that, I need to put the rest towards my other bills. I feel like such a failure, I am an educated woman with a masters degree and the fact that I could get myself into this much trouble makes me sick. I barely sleep at night thinking about how I can help myself get out of this. Any help would be appreciated more than you know. Thank you. Julie

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	53
Revolving Credit Balance:	$11,013.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $18,200 loan. My questions are: [1} What is your current position with National Board of Trial Advocacy? (Job/What you do.) [2] Transunion Credit Report shows the $11,013 Revolving Credit Balance. (a 90 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] $18,200 is loan; ~ $11,000 is Revolving Credit Balance; ~ $7,200 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.17.2010	I am a certification specialist at the National Board. I was forced to move into my own apartment after a breakup and even though my rent isn't too bad, it is enough to make my bills start racking up. I am a very educated woman with a masters of education but unfortunately that doesn't pay the bills. Recently, I have gotten a second job as a computer instructor part time but I just cant keep up with the different bills and this seamed like the best solution to consolidate them without destroying my credit. Any help would be appreciated.
Received answer (singular) to Q1 but omitted answers to Q2-Q5. Here they are again: 2] Transunion Credit Report shows the $11,013 Revolving Credit Balance. (a 90 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] $18,200 is loan; ~ $11,000 is Revolving Credit Balance; ~ $7,200 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what S-P-E-C-I-F-I-C debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Answer these questions then other interested lenders, and myself, can make their decision to participate in funding your loan. Lender 505570 USMC-RETIRED Tuesday 08.17.2010	Oh I didnt see other questions..sorry. No home equity line of credit. Yes the 11,013 is debt and a car loan that I need to pay off with the remainder because my family didn't know I took out a loan against my car. I bought the car with my grandfather as a cosigner and it should be paid off fairly soon and I will need to produce a title. So I have been working hard to pay that debt off as well. For that loan I pay $310/month plus all the little cards are $200 here, $100 there, $100, $50. By getting one payment of $446/month would save me some money. At this point I can't say I could pay off the loan early unless I come into money. But that would take a death and I don't see that happening. When taxes come in each year I would put $1,000 or more towards the repayment.
Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have 4 credit card debts with rates higher than 18%. The total revolving on the cards is around 12,000. I also have a car loan that I need to pay off asap and the remaining money will help to pay that faster. What wont be paid off with this loan are my $5,000 student loans and my $3000 medical bill since they are 0% and 8% rates.
What actions have you taken, other than requesting this loan, to further reduce your debt and maintain it at a lower level in the future? (i.e., are you utilizing any of the free online financial management tools such as yodlee.com or mint.com?)	I have signed up for a course to become debt free which starts next month. Everytime I make a grocery list it only consists of things I need right now. I have stopped purchasing for the future. I do want to look into mint.com but I have so many little cards that once I can consolidate, it would be easier to manage.

Member Payment Dependent Notes Series 565565

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565565	$25,000	$25,000	17.93%	1.00%	August 30, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565565. Member loan 565565 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$58,338 / month
Current employer:	Dr Pasquale Malpeso	Debt-to-income ratio:	2.14%
Length of employment:	10+ years	Location:	jackson heights, NY

Home town:
Current & past employers:	Dr Pasquale Malpeso
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > I appreciate the opportunity this loan would allow me.My goal is to be free of debt in 5 years or less .I pay all my bill on time, obtaining this loan will help me save thousan of dollars in interes my credit cards interes are 29% from 7% a year a go. I have been working in this office for 20 years I'm full time.Thank you so much for this opportunity best to all of you

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,240.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
WHY REMOVED AFTER 14 F-U-L-L DAYS LISTED AND NOW RELISTED AGAIN?	Because I was remuved inever resive the E-mail recuesting verification of employment,I fine out last nigh.I submit the document today.thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Morgage balance is$289.000 actual market value acording to bank apracial $425.000.thank you so much
YOUR POSITION (JOB/wHAT YOU DO) FOR CURRENT EMPLOYER? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTEND TO SERVICE THIS LOAN? (KEEP LOAN ACTIVE BEFORE PAYOFF) LENDER 505570 USMC-RETIRED 08.18.2010	Hi I been working with my current employer for 20 years is a very prestigius dental practice in Park ave New York that specialized in dental surgery ,my occupation is Assistant in dental surgery and clinical supervisor.My goal is to use this loan to consolidate my credit cards debs , the chase bank race the inters a year ago to 21% and 29% I need to free my self of debs by consolidating the credit with a lower and only one interes it will be much better and faster for me to payoff this loan.and by free of debs thank you so much I hope I answer all you question.
Your Gross Income= $58,338 / month!? Is this correct? Thank you	Hello thank you for your interes in founding my loan. It is not correct.I never submit that information with that amount it is a mistake.My gross income $1279.00 weekly,Net $950.73 weekly.thank you.
Is your salary actually $58,000 a month? If so, why aren't you able to pay off the debts with your current income?	It is a mistake in that amount My weekly gross income is$1279.00 my net weekly income is$950.73. I never submitted the amount you mention.thank you
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS. R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS	yes I will accept the proceeds .We are two income family .My monthly gross income is $5116.00 .with out my husband .thank you
WHAT IS YOUR MONTHLY INCOME	My monthly gross income is $5116.00 I take home weekly $950.73 thank you
WHAT IS YOUR MONTHLY INCOME. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE BPROCEEDS	Hi In answer you for you question. My monthly gross income is $5116.00. Yes I will accept the proceeds.thank you
can you list your credit cards and other misc debts (including mortgage and what interest rates and monthly minimums you currently pay on each).	BALANCE INTERES% Payment PC RICHARD $2,826 29.99% $200. CHASE $4,961 27.24% $250. CHASE $4,348 29.99% $250. CHASE $4,391 27.24% $250. SEARS $987. 29.99% $120. A.A $1,720 29.99% $150. CAR LOAN $8.900 11.00% $358.

Member Payment Dependent Notes Series 565593

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565593	$15,000	$15,000	17.19%	1.00%	August 27, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565593. Member loan 565593 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	The Oaks WTP	Debt-to-income ratio:	17.55%
Length of employment:	4 years	Location:	ricver pines, CA

Home town:
Current & past employers:	The Oaks WTP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > We would like to use this money to pay off some very high intrest credit cards, we are very good payers and have a good history of paying on time. I have a steady and dependable income. This loan will decrease our monthly payments. Borrower added on 08/17/10 > due to this economy a couple of my creditors decreased my available credit, in turn caused my debt to credit ratio looks worse than it really is ... this loan will help make my ratio PRIME.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$15,878.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is The Oaks WTP and what do you do there?	The oaks is a gated community of about 200 homes that has it's own Water Treatment Plant (WTP) and I am the Chief Operator, I make their drinking water.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1 ~$218,000.00 Mortgage, and $0.00 HELOC 2 went to zillow.com a house close by that is smaller than ours is asking $165,000. We are raising a family here and have no intention of moving or trying to sell any time soon.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	total budget ~$5500.00 after taxes balances ~ ($15,0000) revolving and loans APRs are from 9% to 27% Truck loan balance $28,000.00 at ~5% current savings per month, ~$250.00 debt redution plan - This loan is the plan yes I am sole earner
WHAT WAS DELINQUENCY 15 MONTHS AGO	A simple oversight.
What is your monthly mortgage pay payment and does it include insurance and taxes?	$1777.71 & yes it includes property taxes and insurance

Member Payment Dependent Notes Series 565625

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565625	$18,250	$18,250	15.95%	1.00%	August 27, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565625. Member loan 565625 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,825 / month
Current employer:	Calloways Nursery, Inc	Debt-to-income ratio:	21.33%
Length of employment:	10+ years	Location:	Mansfield, TX

Home town:
Current & past employers:	Calloways Nursery, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	40
Revolving Credit Balance:	$32,294.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $18,250 loan. My questions are: [1} How long have you worked for Calloways Nursery? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $32,294 Revolving Credit Balance. (a 59 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to help fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.17.2010	I have worked for my current employer for almost 13 years as a Systems Analyst. I oversee the computer related help desk for the chain of retail stores. There is no Home Equity Line of Credit included in this debt. I am a good credit risk, I am not behind on any of my payments and have an excellent credit rating. Over the last 4 years I have went through a divorce, had a couple of medical issues (which are now resolved), my daughter got married, and I've had to make trips out of state to help with my aging parents. After the divorce it has taken awhile for me to get used to my new standard of living - taking a 75% reduction in income overnight is hard to adjust to. I now have things in perspective and am committed to getting this debt paid off. In a typical month I pay $800-$1000 against my outstanding debts, which is not leaving much to put back for emergencies. My hope is to be able to pay this loan off within 3-4 years. Thank you for your time and consideration.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your questions. 1. The total balance of the mortgage is $92,200 and I do not have any HELOC on the home. 2. The current market value is $108,500. Thank you for your consideration.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	My debt is as follows: Citi - $11,100, 29.99%, $283 min payment Capital One - $6,300, 15.99%, $148 min payment Chase - $4,800, 13.99%, 177 min payment Chase - $9,500, 2.99%, 190 min payment My plan is to pay off Citi and Capital One and close those accounts. Any remaining funds will go towards the Chase balance. Thank you for your consideration.
- What is your monthly budget? - How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Besides my mortgage these are all the debts I have besides normal living expenses - utilities, insurance, gas, food, etc. I have $50 automatically withdrawn from my checking account every 2 weeks that goes into a retirement account. The majority of this debt was due to several things that are no longer factors - my divorce and adjusting to a new lower level of income, my daughter's wedding and a medical issue, once I get this debt consolidated into one stable payment I expect my budget to balance itself out. I'm also looking into some part-time work to help build up an emergency fund as well as help to pay this loan off quicker. I am the sole wage earner in my household and I have no dependents. Thank you for your consideration.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Mortgage - $811 (including taxes and insurance) Utilities - $350 Insurance - $152 (health, life, car) Phone/Internet - $100 Food/Prescriptions/Gas - $450 I am the sole wage earner, I live alone and have no dependents

Member Payment Dependent Notes Series 565696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565696	$25,000	$25,000	20.53%	1.00%	August 31, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565696. Member loan 565696 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	UPS	Debt-to-income ratio:	18.50%
Length of employment:	3 years	Location:	hackensack, NJ

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,548.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $25,000 loan. My questions are: [1} What is your current position with UPS? (Job/What you do.) [2] Transunion Credit Report shows the $19,548 Revolving Credit Balance. (a 88 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] $25,000 is loan; ~ $20,000 is Revolving Credit Balance; ~ $5,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.17.2010	Type your answer here. Question1 : My position is Senior Analyst in Information technology department of company. Question 2: Total monthly payments is $800 that I want to conslodiate with this loan to single monthy payment. Question 3: Yes loan is for consolidation purpose Question 4: I am a responsible professional who is serious about any commitment in life and Goal of this loan is consolodiation to make one single monthly payment Question 5: My intention is to pay this loan in less than 3 years as I get Bonus from the company every christmas that i will use to pay off this loan early. Hope above answers will help you to decide. Thanks
What is your job at UPS?	I am a Senior Analyst in the Inforfmation Technology Department.
What type of analytical work do you do for UPS?	I am a Senior Analyst in the Information Technology department
Why are you borrowing $25k? I see only $20k on your transunion credit report?	I am planning to use extra funds for finishing up private student loan.
what do you do at UPS? what is the interest rate on your debt?	I am a Senior Analyst there. My interest rates range from 23.99 - 15.99. The goal of this loan is to make one single monthly payment with fixed interset rate
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Goal of this loan is consolodiation so I can have one single monthly payment and my future intention is to pay this loan in less than 3 years as i will use my bonus from my company during christmas time to pay of this loan and thus become a debt free in future. Currently My spouse is medical student and she is applying for her 2011 residency if she gets a seat than she will contibute to household income and paying debts sooner.
A tough q, but, do you see any reason you might not be with UPS within the next 2-3 years? (life changes, layoffs, etc). Your numbers otherwise look pretty good to me.	No there is no reason I will move.
Is wife applying for residency match locally or possibly long distance?	definately we will try our best to get local match but just be in safer side she is applying in diiferent states as well.

Member Payment Dependent Notes Series 565704

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565704	$25,000	$25,000	10.38%	1.00%	August 26, 2010	August 30, 2013	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565704. Member loan 565704 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Macerich	Debt-to-income ratio:	13.22%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Macerich
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/16/10 > I am a single mom who just had brain surgery in June which added to my already large credit card debt. My goal is to finally be debt-free so my son and I will have a future and can someday buy a house. Borrower added on 08/25/10 > I have never defaulted on a loan, never negotiated a lesser amount on my debt and have never filed for bankruptcy. I am a very responsible and reliable person and have been all my life. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,572.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Macerich and what do you do there?	It is a REIT, Real Estate Investment Trust and it owns malls all over the country, including Westside Pavilion and Santa Monica Place near my home in West Los Angeles.
What do you do at Macerich, and where did you work prior to that?	I am a real estate paralegal, working closely with a development attorney whose job it is to do lease and REA agreements with our "big box" tenants such as Nordstrom, Penney's, Sears, Macy's, etc. I take care of making sure documents are signed, notarized, copied, filed, sent to others, etc. My duties change from day to day but that's the bare bones of it. Prior to this, I worked as a litigation assistant at KB Home for 3 attorneys.
Hi there, I'm interested in funding your loan but would like to see how this loan will fit into your current budget. Can you please list out the following items so we can get a better idea of your monthly expenses (i.e. mortgage, car payments, student loans, utilities, food, childcare costs, etc.) Also, please list out the debts you are looking to consolidate along with their respective APR's (i.e. CC#1 8000 @ 24%). Thanks in advance for your answers.	Hello and thank you for your consideration. I currently have no mortgage, car payment, student loan or childcare costs. The majority of my monthly expenses are going to credit card debt. Utilities are about $400 and food about $200 per month. CC #1 10,677 @ 21%; CC #2 10,460 @23.25%; CC #3 2322 @ ??% (don???t have access to bill right now); last mo. min. pmts for 3 CC came to $811. After surgery, I felt this is time to pay off debt.
Hi again, Thank you for your quick response. I failed to see that you had put down "Rent" instead of "Mortgage". How much is your Rent and if you don't pay rent yourself then who takes care of that for you? Thanks in advance for your answer.	Sorry, I pay rent of $1600/mo. I get $400/mo child support only for next year (ending Oct. 2011). I also have a side business typing psychology reports that brings in an additional $200-$300/mo.

Member Payment Dependent Notes Series 565754

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565754	$15,250	$15,250	15.21%	1.00%	August 30, 2010	August 30, 2015	August 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565754. Member loan 565754 was requested on August 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Saint Anthony's Medical Center	Debt-to-income ratio:	21.57%
Length of employment:	< 1 year	Location:	Maplewood, MO

Home town:
Current & past employers:	Saint Anthony's Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > I am simply looking for my monthly payments to make a more significant dent in my debt than they currently do. The current interest rates on my debts are higher than what I am being offered here. Plus, at the rate I am going, they wont be paid down until I'm 60+ years old. I would like to have them completely paid down within the next 5 years.

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	10
Revolving Credit Balance:	$22,427.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 11 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.17.2010	One of my student loans was not disbursed to me all at once, one semester. $500 was disbursed to me in the middle of that semester, and then inexplicably went into repayment when it should have been deferred because I was still a full-time student. The creditor payment is delinquent 30 days. That account is no longer active, because the $500 has now been lumped in with the rest of the loan it was originally disbursed with. That student loan is current.
I am interested to help fund your $15,250 loan. My questions are: [1] Answer my earlier email Subject: 1 payment delinquency 10 months ago? [2] Provide THREE years work or school history PRIOR to St Mary's Medical Center A-N-D What is your current position? (Job/What you do.) [3] Transunion Credit Report shows the $22,427 Revolving Credit Balance. (a 33 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.17.2010	1) One of my student loans was not disbursed to me all at once, one semester. $500 was disbursed to me in the middle of that semester, and then inexplicably went into repayment when it should have been deferred because I was still a full-time student. The creditor payment is delinquent 30 days. That account is no longer active, because the $500 has now been lumped in with the rest of the loan it was originally disbursed with. That student loan is current. 2) Both a little before, and during my time at St. Mary's Medical Center I was in nursing school. I was in nursing school for a total of 2 and a half years, and recieved a bachelors of science in nursing. Prior to that, I worked as a CSR for Critter Control of St. Louis for a year and a half. My current job position is staff nurse (RN) in a cardiac/medical ICU. 3) None of my revolving credit balance is a HELOC. Right now I pay $500 a month on my total credit card debt, and that is just covering my minimum payments. 4) I believe lenders should feel safe funding my loan because I have an excellent credit history, with a clean payment history. Also, I now work in an industry that has very good job and financial security, even in these difficult economic times. This will help to ensure that I am always making enough to make payments on time, and in full each month. 5) I intend to pay off this loan in the 5 years it is for. But if my income allows me to make larger monthly payments in the future, I will absolutely do so and look to get the loan repayed sooner (within a 4-5 year time frame). Thank you for showing interest in helping to fund my loan. Take care, and feel free to ask any other questions you might have for me!
What is your job at Saint Anthony's Medical Center, and where did you work prior to that?	My current job title at SAMC is staff nurse (RN) in the Cardiac/Medical ICU. Prior to this, while in nursing school, I worked part-time as a dietary clerk for a little under 2 years.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY INCOME	A 2 income family. Our gross monthly income is approximately $4900 (mine: $2900, hers: $2000).

Member Payment Dependent Notes Series 565803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565803	$3,250	$3,250	14.72%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565803. Member loan 565803 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Banfield Pet Hospital	Debt-to-income ratio:	21.67%
Length of employment:	1 year	Location:	Apple Valley, MN

Home town:
Current & past employers:	Banfield Pet Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I am looking for help with my wedding and also looking to take care of some credit cards to help reduce my debt and get it paid off faster

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	17
Revolving Credit Balance:	$10,561.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Banfield Pet Hospital?	I am a client service coordinator. I work at the front desk/as a nurse too. I make sure to answer any questions that clients may have including dealing with the financial part of the business. I work with the pets on a one to one basis to make sure that they get the care that they need. I answer the phone as well as helping examine pets.

Member Payment Dependent Notes Series 566043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566043	$18,200	$18,200	15.21%	1.00%	August 30, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566043. Member loan 566043 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,892 / month
Current employer:	Action Battery Wholesalers	Debt-to-income ratio:	19.54%
Length of employment:	8 years	Location:	Lakeland, MN

Home town:
Current & past employers:	Action Battery Wholesalers
Education:

This borrower member posted the following loan description, which has not been verified:

In spite of my (and my wife's) good credit scores and 10+ years of accounts in good standing, our interest rates began to climb this past year. The interest rates now are so high that we feel we can't make any progress. We're hoping to end this horrible cycle of paying and paying and getting nowhere. Our goal for this loan is to consolidate and lower the interest rate of two of our credit cards: 1. Visa - $14881.99 @ 23.24% APR 2. Wells Fargo - $2170.53 @ 21.9% APR My other financial obligations are: Mortage + HELOC = $167,427.48 (Home appraised ~2006 in low $200K range) 3. Wells Fargo - $1821.06 @ 21.9% APR 4. Mastercard - $7858.01 @ 19.99% APR 5. JCP - $5590.17 @ 19.99% APR Total payments per month, excluding mortage: $1181.65.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,729.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortage + HELOC = $167,427.48 Our home was appraised a few years back (around 2006 I think) in the low $200s but I will be conservative and estimate the market value for it now to be $185-$190K. Thank you.
You need to accomplsh employment-income Credit Review early-on so re-listed loan "Approved" for later issue in timely manner and loan will attract lenders and avoid prolonged repeat of last listing. Lender 505570 USMC-RETIRED Tuesday 08.17.2010	Thank you for the advice. However, the relist is due to an error on the part of Lending Club. I promptly submitted all forms and even spoke on the phone with LC verifying everything had been sent, several days before listing end. I was not aware anything was amiss until after business hours last night--too late, my listing expired a couple hours later--but have been in contact with LC today via both telephone and email and have been assured that they have handled the issue. Thank you.
Position (Job/What you do) at Action Battery Wholesalers? A-N-D In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Friday 08.20.2010	I am a technician, primarily installing and maintaining backup/uninterrupted power systems for retailers, banks, airports, and telephone/cellular companies. This is a 5 year loan, and I expect it will take me 5 years to pay it off. Thank you.

Member Payment Dependent Notes Series 566102

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566102	$19,000	$19,000	11.12%	1.00%	August 30, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566102. Member loan 566102 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	California State university, Chico	Debt-to-income ratio:	11.30%
Length of employment:	10+ years	Location:	Chico, CA

Home town:
Current & past employers:	California State university, Chico
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Consolidation Loan

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,280.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $19,000 loan. My questions are: [1} How long have you worked for CAL State University Chico? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $9,288 Revolving Credit Balance. (a 20 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $19,000 is loan; ~ $9,000 is Revolving Credit Balance; ~ $10,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA TWednesday 08.18.2010	Please find below a copy of the response you submitted: Hello, 1)I have worked for Cal State Chico since 1998. I work as an architect 1)Right now I pay $600 per month on CC debt, but plan to consolidate with this loan. 3) I am not sure that I understand the question. I will be receiving 19,000 -900 fees on this loan, and plan to pay off two cards with about $19,000 worth of dept that is currently at a higher interest rate. 4) To earn interest on their money. I do not know if there are better investments out there. As I understand it, the terms, return and risk to the investor is explained by Lending Club, as well as the benefits to the investor. 5) I hope to, but it depends on the income from my business. I currently have a 3 month backlog that is growing, so the business is off to a good start. but at the moment I predict that I will need the full 5 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1: $280,000, no HELOC 2: $325,000
Loan listed 6 days; 31 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.23.2010	I was out of town did not have internet connection. I contacted my Credit Review this morning, and completed required documentation this morning.
What Is the business you mentioned? Is it planned to be a full time venture, or supplemental to your employment at Cal State?	Hello and thanks for the question. The business is a micro machining/vintage watch repair shop. Currently planned as part time supplemental to Cal State, but plan expand upon retirement, as the demand is growing.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Sure. Here are the expenses: Mortgage+insurance+prop-taxes:$1800 Auto Loan: $200 Utilities (TV/elec/water/):$200 Food: $900 Auto Ins:$70 Gasoline:$75 I am the sole wage earner.

Member Payment Dependent Notes Series 566112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566112	$15,000	$15,000	11.86%	1.00%	August 26, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566112. Member loan 566112 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Gulf Coast Surgical Center	Debt-to-income ratio:	16.04%
Length of employment:	3 years	Location:	HOUMA, LA

Home town:
Current & past employers:	Gulf Coast Surgical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,220.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you list the amounts and monthly payments of all your existing debts? (Please include any home equity line of credit, and indicate which debts you will be using this loan to pay off.)	Target 300.00 Sams 283.00

Member Payment Dependent Notes Series 566133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566133	$2,500	$2,500	7.88%	1.00%	August 25, 2010	August 31, 2013	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566133. Member loan 566133 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,323 / month
Current employer:	U S Government	Debt-to-income ratio:	18.62%
Length of employment:	2 years	Location:	Far Rockaway, NY

Home town:
Current & past employers:	U S Government
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,244.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 566266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566266	$25,000	$25,000	16.45%	1.00%	August 27, 2010	August 31, 2013	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566266. Member loan 566266 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	CapGemini	Debt-to-income ratio:	9.97%
Length of employment:	10+ years	Location:	Fort Worth, TX

Home town:
Current & past employers:	CapGemini
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > After 10 years of perfect payments, our credit cards thanked us by maxing out the interest rates and insuring that we would never be able to climb out of the grave they dug.......until now! This loan will pay off every credit card we have and enable us to begin planning for ours and our childrens future. Thank you so much for this wonderful gift!

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,661.00	Public Records On File:	1
Revolving Line Utilization:	87.00%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 Public Records on File originating 103 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.18.2010	Public Record listed on credit report is a Chapter 7 Bankruptcy that my wife and I filed in early 2001. My wife's employer went bankrupt themselves and we were knocked down to 40% of our income. Bankruptcy was discharged early 2002.
RE: You narrative: This is NO "g-i-f-t". It is a L-O-A-N that is expected to be R-E-P-A-I-D with I-N-T-E-R-E-S-T!	The gift is simply the opportunity this loan will give us to get away from making the credit card companies richer. I would much rather make the investors at lending club richer until we are debt free.
I am interested to help fund your $25,000 loan. My questions are: [1] Answer earlier email Subject: 1 Public Record 103 months ago? [2] Brief description your employer CAP Gemini? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [3] Transunion Credit Report shows the $15,661 Revolving Credit Balance. (a 87 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [4] $25,000 is loan; ~ $16,000 is Revolving Credit Balance; ~ $9,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [5] Briefly, why should lenders commit their limited $ to help fund your loan? [6] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.18.201	CapGemini Is an outsourcing company for technical and professional services. I am a data storage architect and have worked for this company for a little over a year. I was at my previous employer for 18 years prior to that. With my wife and I combined, we have $35000 in credit card debt. This loan will leave us with 1 credit card in each of our names to continue paying on and to keep. We have no home equity loans. Our monthly minimum credit card payments are $1500. This loan will take care of all but $200 of that total. At this time, I plan on taking the full 36 months to pay back the loan. My wife is in school and we have 2 car payments on top of $0 in savings. Would like to have a little cushion for emergencies.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We just have the one mortgage on our house. We purchased the home for 152K in 2004 and financed 126K. The house was worth 170K in 2008, but following the downturn of the economy over the past few years, our home value is now down to 130K. We currently owe 114K on our mortgage.
Hello, I was hoping to fund this loan but I have a few questions. Please take the time to address all of them. 1) I have done the math with the information provided and it seems that you have been unable to save with approximately 8k/mo. after your items on the credit report. Is there something not showing? How much is it? 2) If you get this loan are you going to be setting up budgets and savings plans? If so, please give us an idea of what your goals are. I would like to thank you in advance for your time in answering these thoroughly.	Hi, I will do my best to answer your questions. 1) Bring home pay is $3200 bimonthly, so we have $6400 to start with for the month. $1500 for credit cards, and that is just the minimums, leave us with $4900. House payment is $800, but that doesn't include prop taxes of $400 and insurance of $100 per month. We need to refinance, but our home value dropped 40K over the last year or two, so we can't right now. Total of $1300 for house payment leaves us with $3600. Wife's car payment is $900 a month. Big ouch, I know, but the car was purchased when my wife was working and the credit cards were at half the interest and half the payment at the time. We will refinance her car in a few months when the balance gets below 30K. My car payment is $500 a month which is a payment we weren't supposed to have, but my car died, no warranty, and the new car loan has a horrible interest rate because our credit cards were maxed out. Will refinance my car also when we can. $2200 left at this point. Our utilities are $900-$1200 depending if it's summer or winter. Leaves us with about $1000 a month for everything else like food, prescriptions, misc fees, kid stuff, school. 2) We do have a budget and it will be so much more simple once the above things are taken care of. If we take the full 3 years to pay back this loan and both cars are paid off around the same time, we are left with house, student loan, utilities, and saving for retirement / kids college. My wife will be back to work by then and making more than me. We should begin having 100K to put away each year, at least. A little home addition may take place and I would love to help other people the way that you all are helping us. Thank You!
I am interested in funding your loan; however, with all due respect, from having filed bankruptcy and falling into debt again have you learned to stop using credit cards and to not purchase a car that has a $900 payment while you're in debt?	I understand your concern, but I assure you that we have already been living without the usage of our credit cards. We have just been paying for them. The charges we placed on the cards were for my brothers wedding that took place in our backyard 5 years ago. The car payment wasn't supposed to be $900 a month. There were weird circumstances that were out of our control and we made the decision to take it instead of starting over. After we took that payment on, our health insurance co. changed the policy to a deductible of $6000 out of our pocket for each person in the family. Both of our children had to have surgery, so we lost a big chunk of money and had to use credit cards again. We did really good after that except then the interest rates and minimum payments increased like crazy and cards we had paid off were closed by the card companies. We were right back where we started. I probably explain too much, but I don't want investors to be under the impression that we just did a bunch of shopping. In the end I can at least say that we haven't been late on one payment since we filed chapter 7 in 2001. Also, just so everyone knows, we didn't owe a lot in credit cards when we filed. It was to get out from under a very bad mortgage deal where the company lied to us and then closed their doors. Or, the answer to the question is, yes we have learned. Thanks.

Member Payment Dependent Notes Series 566308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566308	$8,000	$8,000	16.45%	1.00%	August 30, 2010	August 31, 2013	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566308. Member loan 566308 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	oparc	Debt-to-income ratio:	0.47%
Length of employment:	3 years	Location:	rancho cucamonga, CA

Home town:
Current & past employers:	oparc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > I need the money asap to move

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,331.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you make $25,000 per month, why do you need an $8,000 loan?	i made a mistake on how much i make it is really only three thousand a month but iam trying to buy a house for me

Member Payment Dependent Notes Series 566341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566341	$3,500	$3,500	11.86%	1.00%	August 30, 2010	August 31, 2013	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566341. Member loan 566341 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Bread for the City	Debt-to-income ratio:	6.69%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Bread for the City
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,062.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 566428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566428	$22,000	$22,000	19.79%	1.00%	August 30, 2010	August 31, 2013	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566428. Member loan 566428 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Boeing Company	Debt-to-income ratio:	14.29%
Length of employment:	2 years	Location:	Snohomish, WA

Home town:
Current & past employers:	Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,565.00	Public Records On File:	1
Revolving Line Utilization:	98.80%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 Public Records on File originating 112 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.18.2010	I had to file bankruptcy due to medical bills when my so was born. It was a chapter 7. It was nearly 10 years that it was discharged.
I am interested to help fund your $22,000 loan. My questions are: [1} Provide answer to earlier email Subject: 1 Public Record on File 112 months ago? [2] What is your current position with Boeing? (Job/What you do.) [3] Transunion Credit Report shows the $35.563 Revolving Credit Balance. (a 99 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.18.2010	My current position with Boeing is an HR manager for the Quality and Material Handling organizations at the Everett plant. I have a second mortgage on my home but it is not a revolving credit line. It has an interest rate of I believe 10.8%. With regard to credit cards, I will be paying off all revolving credit card balances whose monthly payments are currently as follows: WAMU= 400 mo. Capital One 200 mo. Target 25 mo. First Premier 30 Mo. Orchard Bank 25 per mo. Billmelater 150 per mo. I have two mortgages total of 2600 mo. A car loan 450 mo and LOC with the CU of 150 mo. I have recently been diagnoised with cancer and have had to pay some large co-pays. I continue to work and pay my bills, just find that with continued chemo and treatment it would be much easier to manage one payment. I anticipate a bonus and tax refund in the spring and intend to pay down all debt. I have recently been working with a financial advisor to help design a debt pay down plan and an retirement investment plan.
What is your job at Boeing and where did you work prior to that?	I am an HR manager at the Everett Plant. I manager the HR functions for the quality and materials handling organiations. Before that I worked at Fred Meyer a division of the Koger Company for 12 years, with the last job being a regional HR manager.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have two mortgages, BofA balance is $292,000 and Beneficial is $29,000, the home value is between 330,000 and 360,000 (per zillow).
What has changed since your Chapter 7? Lending Club loans would be relieved in a Chapter 7 since there is no security, so what would prevent that from happening again?	I have established myself, invested in my education and learned the consequences of bankruptcy and understand the long term impact it has on my ability to manage my finances.

Member Payment Dependent Notes Series 566444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566444	$2,000	$2,000	10.38%	1.00%	August 30, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566444. Member loan 566444 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	St. Petersburg Yacht Club	Debt-to-income ratio:	6.05%
Length of employment:	< 1 year	Location:	St.Petersburg, FL

Home town:
Current & past employers:	St. Petersburg Yacht Club
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$7,404.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 566457

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566457	$20,000	$20,000	15.95%	1.00%	August 27, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566457. Member loan 566457 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	ActioNet, Inc.	Debt-to-income ratio:	12.20%
Length of employment:	5 years	Location:	Springfield, VA

Home town:
Current & past employers:	ActioNet, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > the purpose of my loan request is to consolidate credit card debt into one payment with lower interest if possible. i have been employed with the same company for over 5 years. we do IT contracting for the federal government.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,744.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ActioNet, Inc. and what do you do there?	ActioNet, Inc. is a contractor for the federal government for providing IT services and solutions. I am a Project Lead and back-up Project Manager for my contract.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	the debts I am trying to consolidate are credit (major credit companies such as VISA, Master Card, etc). i do not have the APRs on hand, but most of them are 18-24% range i believe. My goal is to pay off the majority of the following below (1-5) if I obtain a loan. my goal is to obtain lower interest with a more manageable payment so that I can ultimately become debt free. 1. $6600 2. $7700 3. $2200 4. $1600 5. $2400 6. $1000 (not paid off with loan, is a store card that has 0% interest with automatic payments to pay full balance prior to expiration)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. my home mortgage is $225,000, i do not have any home equity loans 2. zillow doesnt have my home listed but has same model on street for $140,000.
How long does your federal contract run?	it is a long term contract that my company has had for about the last 10 years. it is very stable. also, the company has many other contracts that they move contractors onto if needed.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	here are some estimates 1. 1600 mortgage 300 car payment 130 car and condo insurance combined 130 cable, internet, phone package 70 cell phone 50 electric 50 pet (cat food litter) no child car 2. I live alone, so i am sole wage earner.

Member Payment Dependent Notes Series 566490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566490	$20,000	$20,000	11.12%	1.00%	August 25, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566490. Member loan 566490 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,600 / month
Current employer:	Medical Information Technology, Inc	Debt-to-income ratio:	16.50%
Length of employment:	7 years	Location:	Fall RIver, MA

Home town:
Current & past employers:	Medical Information Technology, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,224.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $20,000 loan. My questions are: [1} Brief description your employer Medical Information Technology? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $21,224 Revolving Credit Balance. (a 51 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to help fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.18.2010	1. Meditech is a medical software company that sells software to hospitals around the United States, Canada, the United Kingdom, South Africa and Australia. With over 3,000 employees, it's a thriving company in the Massachusetts area. 2. All of the revolving credit balance is due to credit card/other debts (such as finishing a school loan off). 3. Lenders should commit to lending their $ to this loan because I am willing to consolidate the debt from the credit cards into one payment, and then pay more than the expected monthly payment on the loan. 4. I chose an accelerated month as it is (3 year term), but even with this, I am still planning to pay this off in less than 3 years. I know with the income I have from work, and the yearly bonus, I can definitely make this loan go away in 2 - 2 1/2 yrs (which is my ultimate goal)
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	CriticalMiss, The consolidation loan will simply be for card debt. APRs on the card range from 9.99% to 27.99%.

Member Payment Dependent Notes Series 566518

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566518	$13,000	$13,000	7.88%	1.00%	August 26, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566518. Member loan 566518 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Nice Ventures	Debt-to-income ratio:	11.44%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Nice Ventures
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > With my loan, I'm planning on consolidating my debt for a lower interest rate so I can move on to a new day! I have credit card debt, school debt, and planning to get married within the year. Right now, I pay almost $700.00 a month trying to pay off my 2 credit cards. The interest rate on both of them are over 20% , and I couldn't take it any longer. I want to be wise with my money and plan for a debt free future! I make all payments on time, and I could definitely pay off my loan in less than 3 years with this new interest rate. Please consider funding my new day!

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	16
Revolving Credit Balance:	$5,603.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. You mention making payments on time in your listing, but your record shows a delinquency 16 months ago. Please comment on this delinquency. Thanks.	Sure. I'm not quite sure what the delinquency was for.. maybe for a student loan or a credit card payment? In any case, I remember being extremely stressed at that point in time with some family issues (that have been dealt with but still healing from) and job stress (I had 2 jobs at that point.) Of course that doesn't forgive the delinquency. I remember freaking out once I realized a payment hadn't been made, and I paid it immediately. It wasn't that I didn't have the funds, it was because my mind was preoccupied, and I either thought I had already paid it or I just forgot.
What do you do at Nice Ventures?	Nice Ventures owns three different fine dining restaurants in SF. I am a server at one of those restaurants.

Member Payment Dependent Notes Series 566540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566540	$8,000	$8,000	15.58%	1.00%	August 27, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566540. Member loan 566540 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	sealy mattress	Debt-to-income ratio:	0.07%
Length of employment:	4 years	Location:	paterson, NJ

Home town:
Current & past employers:	sealy mattress
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	15
Revolving Credit Balance:	$30.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
To see how the loan payments will fit in your budget, please provide a summary of your monthly expenses. Please explain the delinquency on your credit history.	hi, well to answer your questions, the way im going to pay this loan is by using about 1/6 of my income which is about the same amount i pay for rent. i also pay $50 every month on my boostmobile cell phone and when it come to food i dont eat out and my mother cooks and saves for me almost every day. the reason for the delinquency was do to a business credit card i had. i purchase some products from a business partner and i ended up doing business with a very dishonest person who lied to me and stole my money. so i ended up paying a big bill out of my own pocket and the business was not doing that good after that. i have to say that this was not the only account i had for my business from this bank. i had about for of them and some other accounts from other banks. but they dont show on my credit report because i paid them off. i just did not had the money to pay this one at the time. but as you can see did paid the account when i got the money. just let me know if i have answer your questions?

Member Payment Dependent Notes Series 566619

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566619	$8,400	$8,400	14.72%	1.00%	August 25, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566619. Member loan 566619 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Restaurant Associates	Debt-to-income ratio:	11.54%
Length of employment:	2 years	Location:	Apt 19k, NY

Home town:
Current & past employers:	Restaurant Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,810.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Restaurant Associates and what do you do there?	Hi CriticalMiss-I am a meeting and event planner for Restaurant Associates. They are recognized as the nation???s premier hospitality company, operating in over 100 prestigious locations.

Member Payment Dependent Notes Series 566665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566665	$8,500	$8,500	10.75%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566665. Member loan 566665 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Bureau of Education & Research	Debt-to-income ratio:	4.80%
Length of employment:	10+ years	Location:	bothell, WA

Home town:
Current & past employers:	Bureau of Education & Research
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > Please help me kill my credit card debt for good. This loan will pay off my credit cards and allow me to repay the debt faster since the interest rate is lower. Once the accounts are paid in full, I will close them to prevent me from incurring more debt. I will make all of my payments on time and will pay off the loan in 36 months. With the reduction in monthly payments I'll be able to build my family's savings so we won't need to rely on credit cards in an emergency.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	15
Revolving Credit Balance:	$8,410.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the Bureau of Education & Research, and what do you do there?	It is a privately owned company that provides professional development seminars, conferences and video training products for education professionals. I manage the Marketing Department and am responsible for promoting the company's products and services. I have been with the company for 13 years and have held my current position for 3 years.
According to the information we see, you have had 5 credit inquiries lately and a recent delinquiency about 15 months ago. Can you help us understand what happened?	Sure, I'd be happy to answer your question. The credit inquiries are because I've been shopping around credit cards/loans to see if I could refi my credit debt. I believe the delinquency 15 months ago was a missed credit card payment that was purely a mistake. I've since automated all of my bills so they are now paid automatically. Please let me know if I can answer any other questions. Thanks for your consideration.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $238,317 is balance of mortgage. No HELOC. 2. $353,000 value according to Zillow.com today

Member Payment Dependent Notes Series 566671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566671	$19,000	$19,000	10.75%	1.00%	August 30, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566671. Member loan 566671 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Franklin Templeton	Debt-to-income ratio:	22.03%
Length of employment:	5 years	Location:	Fort Lauderdale, FL

Home town:
Current & past employers:	Franklin Templeton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > This loan will be used to pay off 2 credit cards and one personal loan. The interest rates on my cards were raised due to the recent changes made by the credit card companies even though I have always made my payments on time. My most recent FICO score was 796. I have stable employment and I would like to start contributing to a savings nest egg. Thank you for reviewing my loan request.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,706.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello...please see the information you requested below...Thank you for your consideration. The following items will be paid off with this loan: 1) Credit Card #1 - 8,899.03 - 14.99% 2) Personal Loan - 7,681.40 - 12.5% 3) Credit Card #2 - 2,364.24 - 16.99% The following items will not be paid off with this loan: 1) Auto Loan - 6,804.09 - 6.75%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello...Thank you for your interest in financing my loan. Here are the answers to your questions: 1) Current mortgage balance: $157,278.29. I have no HELOC on my home. 2) Zillow estimate as of 8/19/2010: $55,500
Please confirm your home is worth over $100k less than you owe.	Currently my home is worth $55,500 per Zillow. My mortgage balance is approximately $157,000. (Exact figure noted in answer above.) I am currently underwater by approximately $100,000.
Do you plan to hold the home? Short Sale or Foreclosure? How much are your monthly bills? (Mortgage, Car Payment, Misc, Utilities , etc.) What is your job title with Franklin Templeton? Have you ever been late, delinquent or defaulted? Do you plan to hold the loan for the full term? Thanks for answering my questions!	I plan to keep this home as my main residence. There are no plans to short sell it or have it go into foreclosure as I have stable employment and can pay my mortgage. My mortgage is $982, my car payment is $220, car insurance is $98, home ownwers association fee is $200 and my utility bills (electric, mobile phone, internet) are approximately $225 per month. My job title is Senior Business Analyst. I have never been late, delinquent or in default for any financial obligation. My goal is to payoff the loan in 4 years. Thank you for your consideration.
I know from persoal experience that Zillow is not very reliable in many cases. You may wish to check the value by other sources.	Thank you for advising of that. I will check into additional home value resources.

Member Payment Dependent Notes Series 566738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566738	$4,000	$4,000	15.95%	1.00%	August 31, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566738. Member loan 566738 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Dr. Bott LLC	Debt-to-income ratio:	23.13%
Length of employment:	3 years	Location:	Beaverton, OR

Home town:
Current & past employers:	Dr. Bott LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,630.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please give us a loan and job description? i.e. exactly how do you plan on using this money (credit card payments, etc) and what kind of job you have? Thanks!	Good morning! I am a product manager for a distributor in the consumer electronics industry. This loan will be used to pay off 2 credit cards with interest rates at 28.8% and is part of my overall goal to reduce my debt to income ratio as well as my monthly expenses.

Member Payment Dependent Notes Series 566825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566825	$12,000	$12,000	15.58%	1.00%	August 25, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566825. Member loan 566825 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	city of tyler	Debt-to-income ratio:	11.50%
Length of employment:	4 years	Location:	flint , TX

Home town:
Current & past employers:	city of tyler
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > I am using the loan to payoff my cards. I bought my house two years ago and have just spent too much on appliances and furniture. My interests rates on my cards range from 19.9 to 28.9. I can afford my payments I was just looking into lowering the apr so I can pay the balance off faster.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	23
Revolving Credit Balance:	$13,963.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 23 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.18.2010	I usually set up my credit card online payments months in advance. I forgot to set up one of my cards and when I went to set up my next couple of months for that card, I noticed I was late.
Could you explain the circumstances around your delinquency about 2 years ago? What do you do for the city of Tyler?	I am a police officer.

Member Payment Dependent Notes Series 566831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566831	$18,000	$18,000	10.75%	1.00%	August 25, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566831. Member loan 566831 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,053 / month
Current employer:	La Hacienda Treatment Center	Debt-to-income ratio:	13.35%
Length of employment:	3 years	Location:	Boerne, TX

Home town:
Current & past employers:	La Hacienda Treatment Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > I plan to pay off a credit card with the loan since this is a lower interest rate. I have never been deliquent I just want to save on the interest payments. I have been at my current job for 3 years in the healthcare industry.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	47
Revolving Credit Balance:	$19,141.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage amount is 195,000, FMV is 215,000. No HELOC.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	The details are listed with my loan. That is all my debt. For privacy reasons I will not give information about my job position.
I understand the issues with your job position. In terms of the credit cards, investors like me, are not privy to your paperwork you submitted to LC.	Sorry about that, my current rate is 17%.

Member Payment Dependent Notes Series 566833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566833	$6,500	$6,500	11.12%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566833. Member loan 566833 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,950 / month
Current employer:	The South Financial Group	Debt-to-income ratio:	12.77%
Length of employment:	< 1 year	Location:	Lexington, SC

Home town:
Current & past employers:	The South Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I will be using this loan to payoff three credit card bills (Discover, Bank Of America Visa, and Juniper Mastercard). Additionally, I will payoff past due taxes for the year 2009; and I will payoff my Student Loan. Once these items are paid, I will only have monthly, recurring bills (water, electricity, etc.). If this loan is funded, as requested, my monthly payment will be about $60 less than what I'm currently paying (per month) for all of these outstanding debts. Thank You. Borrower added on 08/25/10 > The following debts are what I wish to pay off! I have listed the current balance for each debt. I have also listed the monthly payment that I'm scheduled to make for each... As you can see, I have done my "homework!" I know what my major debts are; and I know a loan of this type would benefit me in moving forward with my life's goals! Bank Of America Visa – Amount Outstanding: $2,502.13 Monthly Payment: $64.00 Discover Card – Amount Outstanding: $2,270.39 Monthly Payment: $78.00 Juniper Mastercard – Amount Outstanding: $583.76 Monthly Payment: $15.00 IRS – Department Of Treasury Amount Outstanding: $309.48 Monthly Payment: .00 SC Student Loan Amount Outstanding: $422.00 Monthly Payment: $50.00 _________________________________ Total Amount Outstanding: $6,087.76 Total Monthly Payments: $207.00 Borrower added on 08/27/10 > In addition to my job with The South Financial Group, I also work part-time for a local pet sitting company. I am a Pet Sitter in my local area. This is an independent contractor job; therefore, many loan companies will not take this into consideration for income. I did want the Investors to be aware of this extra income. Thank You. Borrower added on 08/30/10 > I also wanted the Investors to know that I take part in online surveys that offer cash rewards. In many cases, these monies are small amounts. However, I am usually able to use these funds to pay my water bill and my internet service bill each month. I am currently a member of three different online survey sites. Thank You.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,127.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
how much is your rent? how much is your car payment? how many children do you have? do you have any outstanding legal or medical bills? how did you end up in a situation where you were unable to pay part of your taxes?	My rent is $750 per month. I do not have a car payment. I do not have legal or medical bills. I did not work for three months during a move from North Carolina. I could have paid my taxes; but it would have taken away from the money I had saved up to pay my rent for those three months. Thank You.

Member Payment Dependent Notes Series 566942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566942	$12,500	$12,500	10.38%	1.00%	August 31, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566942. Member loan 566942 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Marathon Equipment	Debt-to-income ratio:	19.46%
Length of employment:	10+ years	Location:	Vernon, AL

Home town:
Current & past employers:	Marathon Equipment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,830.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Marathon Equipment and what do you do in your job there?	Maybe this link will help explain what we do, http://www.marathonequipment.com/ I am a Team Leader in 2 depts there.One is the hydraulics and electrical dept and the other is structural.
What are the balances and interest rates of the credit cards that you plan to pay off? Thanks.	12432.39 and 19.99%
Hi. Could you please list the credit cards you wish to consolidate, with their respective balances and interest rates? Thanks.	Citibank Drivers Edge 12432.39 and 19.99%
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	wow that was well said....very impressive.I would like to learn about being an investor/lender on here also.

Member Payment Dependent Notes Series 566977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566977	$15,000	$15,000	16.32%	1.00%	August 25, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566977. Member loan 566977 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$44,000 / month
Current employer:	Fresno Medical Regional Center	Debt-to-income ratio:	16.63%
Length of employment:	4 years	Location:	Madera, CA

Home town:
Current & past employers:	Fresno Medical Regional Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > I will use this loan for wedding purposes only, I work as a Registered Nurse making 4,400.00 monthly this is not including overtime. I have been working over 4 years at the same employer and moving up in my position. I pay my bills early and double the payment so I could finish off the balance. My monthly budget is my rent 700, car insurance 60, cell phone 100, TV & cable 120, utilities 100, two credit cards which are both will be paid off by this month, gas & food 200, and school loan sallie mae 200 which I due pay about 400 over my monthly due. I would like additional help to pay for my dream wedding. Thank you for your support.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,612.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you intend to service (keep active) this loan before payoff?	Well, first of all thanks for having some interest in my request. To answer your question, I like to pay off loans ASAP. I have set this loan to be paid off in 3 years, but my goal is to pay it off by 1 year. Thank you.

Member Payment Dependent Notes Series 567141

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567141	$2,000	$2,000	11.49%	1.00%	August 27, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567141. Member loan 567141 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	14.11%
Length of employment:	n/a	Location:	WHITEHOUSE, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,972.00	Public Records On File:	1
Revolving Line Utilization:	47.80%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 567161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567161	$1,500	$1,500	13.23%	1.00%	August 26, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567161. Member loan 567161 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,550 / month
Current employer:	Advanced Alarm Systems	Debt-to-income ratio:	1.14%
Length of employment:	2 years	Location:	WEST WARWICK, RI

Home town:
Current & past employers:	Advanced Alarm Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	79
Revolving Credit Balance:	$1,149.00	Public Records On File:	1
Revolving Line Utilization:	76.60%	Months Since Last Record:	21
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 567165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567165	$5,000	$5,000	7.51%	1.00%	August 25, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567165. Member loan 567165 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	2.32%
Length of employment:	n/a	Location:	Sumter, SC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > I plan to use the money to finance a Honda Odyssey I must pick up this week. I always pay back my loans on time and plan to repay this loan sooner then the 36 months.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,730.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
The Borrower Profile does not show either an Employer or a Length of Employment; but instead shows $2,500 Per Month Gross Income. What are sources reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? State Unemployment Benefits? If self-employed, your primary occupation? If business owner, your primary business description is? If employer is person or firm, identify your employer? Advance thanks appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.22.2010	Disability comp, Investments, Rental apts., Social Security, and State retirement.
Employer or current source of income?	Disability comp, Investments, Rental apts., Social Security, and State retirement.

Member Payment Dependent Notes Series 567196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567196	$20,000	$20,000	14.72%	1.00%	August 25, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567196. Member loan 567196 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	CVS Pharmacy	Debt-to-income ratio:	17.19%
Length of employment:	2 years	Location:	Willoughby, OH

Home town:
Current & past employers:	CVS Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > I'm a young pharmacist (graduated 2 years ago) with an amazing job and awesome salary. However, throughout my college years (6 years to get my Doctor of Pharmacy!), I accumulated a great deal of debt, mainly from heavy personal spending and heavy credit card use. (Side note: NO Student Loans! thanks to my wonderful parents). I've since grown financially wise and level, but the past is haunting me, and I want this debt GONE ASAP. It's time to erase it for good. I'm sick of the rude credit card companies and interest rates that keep slowly creeping up. I am looking for $20,000 to combine and erase a ~$15,000 balance, ~$4000 balance, and ~$1000 balance on 3 different accounts. The loan WILL be paid back in 3 years or very likely less. Join me in the fight. Borrower added on 08/21/10 > Thanks everyone for all your assistance! Quick update.... I was initially a little disappointed with my loan grade I got. I had a 730 according to Equifax earlier this summer last I looked. So I pulled another credit report just to check. Turns on I am still an "authorized user" on my parent's Bank of America credit card. It had been dormant and $0 for a couple years, but my dad just very recently transferred $10k+ to because of a good interest rate, and it popped up on my credit. Yuck. He's working on removing me as a user ASAP, but for the time being, my current revolving credit balance is a little higher than my true debt. Thanks again!

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,594.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) My current mortgage balance is 225k. I have no HELOC. 2) My house was recently built (2 years ago) in a newer development, and is not showing up on zillow.com. It is a 3 bed, 3.5 bath, loft room, finished basement, dining room with wood floors, living room, morning room, open kitchen, 2-car finished garage. Don't know sq ft off-hand, maybe like 3000 sq ft. Similar houses in my development that DO show up on zillow.com range from 230k to 270k. I believe mine would fall into the higher range do to: I recently had a $10k deck built on it (already fully paid off), and I know some houses around here do not have a finished basement, but mine is fully finished with full bathroom.
I am interested to help fund your $20,000 loan. My questions are: [1] Transunion Credit Report shows the $31,594 Revolving Credit Balance. (46 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", or similar generic answers, tell participating lenders nothing useful.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.19.2010	1) The 3 accounts I want to wipe out are roughly $480, $150, and $50 a month. (Note: These are right around the minimum required payments). Other debts: Truck ($470/month), Jet Ski ($220/month, almost paid off, less than $1000 remaining, yay!), and Mortgage ($1600/month - includes property taxes). No student loans (thanks Mom and Dad). To put my finances into perspective, my monthly gross hovers around $10k/month, depending if I want to do overtime or not. 2) Because peer to peer lending in an intriguing concept, and I think I'd much rather give my interest payments to a fellow neighbor than a bailed out bank or credit card company. 3) Probably somewhere late 2nd year, early 3 year. This is based on I have a very stable job, great income, a new streamlined budget in place, and a newfound goal of getting all these silly debts to disappear. Shouldn't be a problem.

Member Payment Dependent Notes Series 567265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567265	$7,000	$7,000	13.61%	1.00%	August 30, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567265. Member loan 567265 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	the Breakers hotel	Debt-to-income ratio:	2.45%
Length of employment:	10+ years	Location:	west palm beach, FL

Home town:
Current & past employers:	the Breakers hotel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I will be getting married soon and I'm looking for a small loan to cover some of my wedding expenses.I have been employed for over 12 years with the same company.

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	15
Revolving Credit Balance:	$24,236.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
With your new spouse what will be your combined monthly net take home pay? Please detail your $24k in revolving debt. Please explain your 2 credit delinquencies during the past two years.	With your new spouse what will be your combined monthly net take home pay? that would be about $4,320.00 Please detail your $24k in revolving debt. I have a line of credit for $23000.00 with chase bank. Please explain your 2 credit delinquencies during the past two years. As you already know,the economy has been pretty bad.I work in the hospitality industry and most companies that we do business with have been forced to cut back their business with us in order to save money.this resulted in some slower months for me so I was late with 1 mortgage payment and 1 line of credit.both were paid with the late fee after the 15 days past due.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. What is the total balance of the mortgage loans and any HELOC you owe on your home? mortgage is $72,935.06 line of credit is $23,636.47 2. What is the current market value of your home? $110,000.00
What do you do in your job at the Breakers hotel?	I'm the audio visual supervisor.

Member Payment Dependent Notes Series 567375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567375	$8,875	$8,875	14.84%	1.00%	August 25, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567375. Member loan 567375 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	ARPC	Debt-to-income ratio:	7.92%
Length of employment:	3 years	Location:	Olney, MD

Home town:
Current & past employers:	ARPC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I have a secure job as a Certified Public Accountant and will have no problems paying back this loan. Thanks, Roy Borrower added on 08/20/10 > Also, i work in Washington DC and as you know this area has been holding up pretty well during this recession due to Federal Government spending. Therefore, job market is strong here so job security is not a problem.

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	54
Revolving Credit Balance:	$4,534.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ARPC?	please visit www.arpc.com for more info
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $537k on my home. It is worth about $600k based on recent sales.

Member Payment Dependent Notes Series 567494

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567494	$10,000	$10,000	11.86%	1.00%	August 30, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567494. Member loan 567494 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Clear Water Car Wash	Debt-to-income ratio:	16.89%
Length of employment:	7 years	Location:	Appleton, WI

Home town:
Current & past employers:	Clear Water Car Wash
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,762.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello Emerald, I'm not sure as of right now that the total balance of our mortgage is (my brother and I split the mortgage down the middle) but we purchased for $81,000 with 4.125% and the house is valued at $88,400 according to villow.com. Hope that answers your questions. Thanks

Member Payment Dependent Notes Series 567540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567540	$8,000	$8,000	16.82%	1.00%	August 27, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567540. Member loan 567540 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Edens Corporation	Debt-to-income ratio:	7.71%
Length of employment:	2 years	Location:	North Wales, PA

Home town:
Current & past employers:	Edens Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I plan to use the loan to consolidate all my bills and pay one monthly bill. What makes me a good borrower I have checked my credit report and all my bills are in good standings no lateness, I have checked my monthly budget and the amount of money i pay for my credit cards now i would easy be able to pay for this loan if approved. I know in today's income that jobs are not very stable but, my job is very stable that i don't have to worry about if I'm going to be unemployed or not.

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	59
Revolving Credit Balance:	$4,881.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. for each of your debts, can you list the amount owed, interest rate, and required payments? 2. which of these debts will you be consolidating? 3. you applied for credit 2x in the last 6 months. were you approved or denied? if approved, how much did you borrow and how much more are you allowed to borrow? if denied, do you know why?	Type your answer here. Sears Master card owe $3804.71 @ 26.24% payment 126.00 Capital One owe $739.78 @16.24% payment $16.00 Fashion Bug owe $611.88 @24.99% payment $31.00 Abington Memorial Hospital owe $2100.00 payment $50.00 I would like to consolidate all of them. I applied for credit and was denied because my debt ratio was to high .
- What is your monthly budget? - How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Type your answer here. I'm not able to save much money now but if approved for the loan it would allow me to be able to save $150.00 a month.
What is Edens Corporation and what do you do there? Thanks.	Type your answer here. Edens is a sub contractor for Septa Regional Railroad Division i'am a ticket agent.
How will you be able to save $150 a month. Your current payments are about $225, and your monthly payment on this loan will be about $200. Please share what I am over looking, thanks!	Type your answer here. Starting september i will be picking up more hours at my job and what i pay out for bills that i want to consolidate now is $260.00 monthly so my loan payments would be $198.00 monthly and more hours would allow me to save.

Member Payment Dependent Notes Series 567564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567564	$10,000	$10,000	7.14%	1.00%	August 26, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567564. Member loan 567564 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Mace Polymers and Additives	Debt-to-income ratio:	7.27%
Length of employment:	10+ years	Location:	THOMPSON, CT

Home town:
Current & past employers:	Mace Polymers and Additives
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > Personnal Loan

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,372.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Before I can lend you the money, I need to know what the loan will be used for. What will the loan be used for? Thanks.	Type your answer here. I am going to use it to pay off my credit cards and also have some for Christmas.
Do you have a spouse/partner who works? If so, what does he/she do and how much does he/she earn each month? Thanks!	Type your answer here.I have a husband. He is self employed and owns his own construction business. He makes around $50,000.00

Member Payment Dependent Notes Series 567570

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567570	$8,000	$8,000	13.61%	1.00%	August 30, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567570. Member loan 567570 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	PCV MURCOR - Real Estate appraisals	Debt-to-income ratio:	24.12%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	PCV MURCOR - Real Estate appraisals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > This loan will serve a huge purpose in further improving my current way of life, by allowing me to pay off my debts much sooner. This will allow me to free up some cash each month so I can send extra payments, and eliminate my debts completely. I have maintained an excellent payment history with all of my accounts. I plan to purchase a home within the next 2yrs; therefore, I cannot afford to default on any of my current/future accounts. I have already received a loan through Lending Club, and my experience has been amazing. I plan to pay off the existing Lending club loan, and also pay off additional debts. I work as a client manager for a huge real estate appraisal firm that has been in business for over 20 yrs. I have been there for a year and a half now. As other companies are downsizing, our company is expanding every month. This allows me to have ultimate confidence in my longevity with this company. I have proven myself to be a great asset to the company, which creates job security.

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,699.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please specify your debts: Type (e.g. Credit card), Interest Rate, Balance, Monthly payments actually paid. Also indicate which of these debts will be paid by this loan. Thank you.	Hello, Credit Card ------ $3500 ---- 29% -- $ 105/mo Personal loan -- $2400 ---- 14% ---- $ 105/mo Credit Card ----- $1000 ----- 20% ---- $ 75/mo Credit Card ------- $680 ---- 29% ----- $ 50/mo I plan to pay off all these debts. I may set some money aside to initiate a auto loan modification too.

Member Payment Dependent Notes Series 567584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567584	$1,500	$1,500	11.86%	1.00%	August 30, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567584. Member loan 567584 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	Donahue Law Group	Debt-to-income ratio:	5.08%
Length of employment:	2 years	Location:	Somerset, KY

Home town:
Current & past employers:	Donahue Law Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,046.00	Public Records On File:	1
Revolving Line Utilization:	56.80%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 567604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567604	$3,600	$3,600	13.98%	1.00%	August 27, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567604. Member loan 567604 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,600 / month
Current employer:	Qualified Systems Contracting	Debt-to-income ratio:	19.93%
Length of employment:	< 1 year	Location:	Sarasota, FL

Home town:
Current & past employers:	Qualified Systems Contracting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,239.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	One half of this loan is to pay off a 1700.00 student tuition and fee debt to Metropolitan State College in Denver. My family and I have just moved from Colorado to Florida to take another job. I am a part time student in the evenings/weekends to obtain an electrical engineering degree and have an outstanding bill that will go to collections if not paid soon. I have a nearly 700 credit score that I am desparately trying to maintain in order to purchase my new wife and I's first home. The other 1900.00 will go towards a 22.5% Wells Fargo credit card bill. I have a small 17.25% Captial One balance that will no be covered by this loan that I am working on by myself.

Member Payment Dependent Notes Series 567621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567621	$10,000	$10,000	15.21%	1.00%	August 30, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567621. Member loan 567621 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Coachella Valley Unified	Debt-to-income ratio:	3.90%
Length of employment:	7 years	Location:	La Quinta , CA

Home town:
Current & past employers:	Coachella Valley Unified
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Tired of renting for the past 7 years and having nothing to show for it! My family and I are looking to make a move and purchase a new home in this perfect buyers market. This loan would certainly guarantee that I become a 1st time home buyer this year. Borrower added on 08/24/10 > I believe that lenders should commit their funds to my loan because I am a low risk borrower. Being a tenured teacher I have a steady and safe job with a good salary. I intend to pay the loan off in 2-3 years, possibly sooner. Luckily in CA as a 1st time home buyer I still have an opportunity to apply for the $10,000 tax credit that they extended until the end of this year. My intentions are to use the majority of the tax credit to pay off my loan. I do understand that there is a possibility that for some reason I may not receive the tax credit in full and that is why I mentioned 2-3 years to pay it off. I have a good credit score and good rapport with all of my creditors. I always pay within my terms and more often then not pay my balances off prior to the due dates. For example I just recently paid off my car approx 6 months ahead of schedule. Borrower added on 08/25/10 > My fiance and I have been pre-approved for a home mortgage loan of up to 325k, but given that this is our 1st home we are shopping in the market of 225k and below which would keep us well under our budget and not be overwhelming. I am the co-borrower on the mortgage loan and my fiance is the primary borrower. Even with this newly aquired debt of the personal loan our income to debt ratio will not be drastically affected. Our current combined annual income exceeds 100k and our debt to income ratio w/o our current rent and with this new loan payment is at approx 16%. Our debt to income ratio with our current rent payment of $950.00 and this new loan payment is approx 24%. The ideal debt to income ratio that mortgage lenders and investors would like to see is at 36% and we are well below that with our combined income and debts. This loan combined with some of our savings would help cover our 3.5% down payment on our 30 Year Fixed FHA loan as well as the closing and moving cost. I hope that this answers all of your questions and helps you instill the confidence in us to contribute to our loan. Again thanks for the consideration and should you have any additional questions please feel free to ask. Thanks in advance!

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	31
Revolving Credit Balance:	$432.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with Coachella Valley Unified?	I am a tenured 8th grade teacher. I have worked for Coachella Valley at Cahuilla Desert Academy for 6 years going on seven. I graduated from Claremont Graduate University and I have actually been teaching for the last 11 years total.
Teacher, I am interested to help fund your $10,000 loan. My questions are: [1} Briefly, why should lenders commit their limited $ to fund your loan? [2] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for TWO answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.24.2010	My apologies for the delay sir, I am currently in training for the upcoming school year and just got a quick break for lunch. My responses to your questions are below. Please let me know if you if have any other questions and I will gladly respond to you as soon as possible. I believe that lenders should commit their funds to my loan because I am a low risk borrower. Being a tenured teacher I have a steady and safe job with a good salary. My intentions are to pay the loan off in 2-3 years, possibly sooner. Luckily in CA as a 1st time home buyer I still have an opportunity to apply for the $10,000 tax credit that they extended until the end of this year. My intention is to use the majority of the tax credit to pay the loan. I do understand that there is a possibility that for some reason I may not receive the tax credit in full and that is the primary reason that I mentioned a 2-3 year pay off.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	I appreciate your concern and your contribution. I understand the obligation involved. I am looking to starting a great future with my family. I see the importance and I am also investing my own future in being able to build my own credit to continue living comfortably. Thanks again for your contribution.
- Will you be applying for a mortgage even after getting this loan? - Do you know that banks will want to know that you have this debt and will be less happy to lend to you (at least, at low rates) knowing you have this debt? - What is your monthly budget? - How much do you save each month? - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	My fianc?? and I have been pre-approved for a home mortgage loan of up to 325k, but given that it???s our 1st home we are shopping in the market of 225k and below which would keep us well under our budget and not be overwhelming. I am the co-borrower on the mortgage loan and my fianc?? is the primary borrower. Even with this newly aquired debt of the personal loan our income to debt ratio will not be drastically affected. Our current combined annual income exceeds 100k and our debt to income ratio w/o our current rent and with this new loan payment is at approx 16%. Our debt to income ratio with our current rent payment of $950.00 and this new loan payment is approx 24%. The ideal debt to income ratio that mortgage lenders and investors would like to see is at 36% and we are well below that with our combined income and debts. This loan combined with some of our savings would help cover our 3.5% down payment on our 30 Year Fixed FHA loan as well as the closing and moving cost. I hope that this answers all of your questions and helps you instill the confidence in us to contribute to our loan. Again thanks for the consideration and should you have any additional questions please feel free to ask. Thanks in advance!

Member Payment Dependent Notes Series 567638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567638	$14,000	$14,000	10.38%	1.00%	August 30, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567638. Member loan 567638 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Swagelok Company	Debt-to-income ratio:	10.43%
Length of employment:	10+ years	Location:	Windham, OH

Home town:
Current & past employers:	Swagelok Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > fixed rate 60mo Borrower added on 08/23/10 > My plans and purpose for this loan is to initiate some savings from a current credit card by using a 60month term to reduce debt (5k). The remainder of the loan is needed for my personal business, for which I would like to add a few pieces of equipment (approximately 2k). The remainder of the money will be allocated to combining some business debt allowing for a better interest rate through Lending Club, lowering my fixed expenses.

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,683.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My current mortgage balance is approximately $119,000. The latest mortgage appraisal came in at $165,000.

Member Payment Dependent Notes Series 567652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567652	$5,000	$5,000	15.21%	1.00%	August 27, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567652. Member loan 567652 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	The W Hotel San Diego	Debt-to-income ratio:	14.25%
Length of employment:	< 1 year	Location:	lake arrowhead , CA

Home town:
Current & past employers:	The W Hotel San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,740.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 567817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567817	$14,000	$14,000	7.88%	1.00%	August 27, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567817. Member loan 567817 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	AECOM Engineering	Debt-to-income ratio:	16.38%
Length of employment:	6 years	Location:	Beaumont, CA

Home town:
Current & past employers:	AECOM Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,062.00	Public Records On File:	1
Revolving Line Utilization:	7.60%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is AECOM Engineering and what do you do there?	AECOM is an Engineering firm (one of the largest), and I am a Civil Engineer. I am a project manager for one division of the company.
Would you mind contacting Lending Club for details on how to verify your income? A verified income makes a lot of investors feel more secure in your loan. Thanks!	Yes I can. I can fax over bank statements if needed
Could you list the balances and monthly payments of all your existing debts? (Please include any home equity line of credit, and indicate which debts you will be using this loan to pay off.)	Mortgage - $360k; $2200/month Car loan- $23K; $470/mnth Timeshare (Just purchased; using this loan to payoff lender loan @ %17 for 10 years). $9500k HSBC Visa - Balance $1500 @ %17. Using this loan to payoff high interest CC. $100/mnth That's it
I am interested in your loan. Can you please explain the 1 Public Record 93 months ago? Thank you.	Not sure what that is perhaps Bankruptcy?? If so, it wAs business related, failed business investment tied to personal finance.

Member Payment Dependent Notes Series 567833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567833	$8,000	$8,000	16.82%	1.00%	August 27, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567833. Member loan 567833 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	Signs Now	Debt-to-income ratio:	4.33%
Length of employment:	5 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Signs Now
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > The house my husband and I have was built in the late 80's. The downstairs A/C unit is original and now dead. The upstairs about 16 years old. All A/C repairmen have stated that it would be a waste to attempt to repair these old units due to changes in A/C units and code from 2006. (plus parts would be impossible to find). Our youngest child is leaving daycare that frees up more than enough to cover monthly expenses for this loan.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,064.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Signs Now, and what do you do there?	It is a store that creates graphics, signs, and banners. a National company that is franchised. I do graphic design there.
1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	It is currently in my husbands name, John Yurick. total balance is 206,000 and from this week Bank of America estimated our value to be around 200K (it dropped like everything else in housing). We applied for this loan because my percentage was lower than his.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Yes. $1620 2. House is in Husbands name (switched to just him when we refinanced) 3. No HELOC at all. 4. $198,000 5. Lived in home for 9 years

Member Payment Dependent Notes Series 567843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567843	$15,000	$15,000	10.38%	1.00%	August 30, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567843. Member loan 567843 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,540 / month
Current employer:	DEPT. OF HUMAN SERVICES	Debt-to-income ratio:	9.64%
Length of employment:	10+ years	Location:	FORT WASHINGTON, MD

Home town:
Current & past employers:	DEPT. OF HUMAN SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > Credit Card debt consolidation

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1978	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	48
Revolving Credit Balance:	$22,400.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with the DEPT. OF HUMAN SERVICES?	I am Program Analyst.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I only have one mortgate. It is approximately $355,000.00. The approxcimate value is $274,000.

Member Payment Dependent Notes Series 567905

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567905	$10,000	$10,000	10.38%	1.00%	August 30, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567905. Member loan 567905 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	niko niko	Debt-to-income ratio:	3.50%
Length of employment:	3 years	Location:	los angeles, CA

Home town:
Current & past employers:	niko niko
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > let me know when the fund will be deposited Borrower added on 08/21/10 > niko niko is a japanese restaurant i am a chef Borrower added on 08/22/10 > i am a sushi chef & make about $4000 a month including tips. my wife has a nail salon business making about net income of $5000 a month. we are planning to open up a new nail salon. we need the extra money to fund the project.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,046.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 567953

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567953	$5,000	$5,000	15.21%	1.00%	August 25, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567953. Member loan 567953 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	U.S. Air Conditioning	Debt-to-income ratio:	12.32%
Length of employment:	6 years	Location:	Palmdale, CA

Home town:
Current & past employers:	U.S. Air Conditioning
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I want to pay off my credit card bills. Borrower added on 08/20/10 > I have stedy employment....my gross salary is strong and my credit is not bad. Borrower added on 08/20/10 > I thought I should be a little more specific in my comments. I have been employed with the same company for over six years and have a strong base salary in the six figure range. I have a good credit score and work overtime to keep improving it. Thank you for taking time to review my loan request.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	50
Revolving Credit Balance:	$3,751.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 567956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567956	$16,000	$16,000	14.35%	1.00%	August 27, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567956. Member loan 567956 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,875 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	18.30%
Length of employment:	10+ years	Location:	Mesa, AZ

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I am trying to payoff 2 higher interest rate cards. 16.9% Borrower added on 08/21/10 > 21 years at my job....set up to payoff in 36mo. I will have another card paid off in 19 months so I plan to pay extra on this loan at that time. Thanks and I appreciate your help.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	19
Revolving Credit Balance:	$14,306.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$182,900 owe approximately $43,000 more than it is worth. That is the next item I want to try and pay down.
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 19 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 08.21.2010	21 years w/ SWA - intend to payoff in early.I have started credit monitoring with experian since the delinquency. I take my credit very seriously. In a time when others are walking away I am working extra and trying to payoff my debt. I set this loan up to payoff in 36mo. By the way thanks for the job that you do. I appreciate all our service men and women who volunteer.
In your description you said "I will have another card paid off in 19 months" What do you mean by this? What cards do you have and which does this loan payoff? Thanks	Type your answer here. It pays off the ones with a balance of 12800.00 Citi and then 2 small ones 2200 SWACU and AX 650. Thx for your interest.
Loan listed 4 days; 55 pct funded. Application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.24.2010	Type your answer here.Thanks for the information. I will call them today. They did verify my bank account but that has not been updated yet.
Ok, so this loan will cover 12800.00 Citi, 2200 SWACU, AX 650. Are there other cards you owe on? Thanks	Type your answer here.Thats right

Member Payment Dependent Notes Series 568006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568006	$2,300	$2,300	6.76%	1.00%	August 30, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568006. Member loan 568006 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,868 / month
Current employer:	n/a	Debt-to-income ratio:	6.21%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > Hi all! I'm a 30 year-old musician, living and working in New York City. I've been steadily paying down my credit card debt since finishing college, and I'm happy to say I'm almost done! The band that I play in was just signed to a major label record deal - very exciting. I was in touch with my credit card company, and despite my great credit score they said there was absolutely no way they could lower my APR. After doing some research, it turns out that this particular creditor is not lowering ANYONE'S APR currently. Fine - time to think outside the box!...and once I pay this off, I'm planning on closing all my accounts with them. The schedule I've worked out lets me pay off this debt early - the end of January 2011 at the latest. Looking forward to being debt-free and continuing my professional music career!

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	59
Revolving Credit Balance:	$1,395.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 568045

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568045	$6,500	$6,500	13.98%	1.00%	August 25, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568045. Member loan 568045 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	long beach memorial med ctr	Debt-to-income ratio:	18.11%
Length of employment:	10+ years	Location:	LONG BEACH, CA

Home town:
Current & past employers:	long beach memorial med ctr
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > debt consolidation 29 years same employment seniority

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1977	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	10
Revolving Credit Balance:	$13,560.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$71,500.00
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 10 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.23.2010	Had extensive dental surgery that had to be paid out of pocket. Insurance did not cover. ( bone degeneration)
I am interested to help fund your $10,000 loan. My questions are: [1} How long have you worked for Long Beach Memorial Medical Center A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $13,560 Revolving Credit Balance. (29 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", or similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA MOnday 08.23.2010	29 years in pathology client services. not sure question2? Yes there is equity in my homebut so many changes in taxes and assesments in Los Angeles County/California I am not sure the current assessment. I want to consolidate major credit card bills. Yes i would be able to pay off early if needed to. 2 1/2
Hello there, thanks for the reply, but you answer only one of the questions (not sure which one). Can you answer these two questions again please? 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	mortgage loan 72,500 value per zillow $188,500.00

Member Payment Dependent Notes Series 568072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568072	$11,000	$11,000	10.75%	1.00%	August 26, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568072. Member loan 568072 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Bumble Bee Seafood	Debt-to-income ratio:	15.20%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	Bumble Bee Seafood
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Hello, I am an extremely responsible business professional who has applied for this loan in order to eliminate my remaining debt at a lower interest rate. I always pay on time and more than my minimum.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	81
Revolving Credit Balance:	$11,653.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bumble Bee Seafood?	Hello, I am a Data Analyst. My background is in Info Systems and Financial Accounting Database.
Hello can you explain about your delinquency you had 6 years ago?	Thank you for your question. To be honest, 6 years was a long time ago. I have matured greatly in the past 6 years and have realized how important my credit score is to my financial success. I may have hit a rough patch at that time but today I am more secure in my career and dedicated to maintaining a positive credit history.

Member Payment Dependent Notes Series 568114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568114	$20,000	$20,000	13.98%	1.00%	August 31, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568114. Member loan 568114 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Concord Nursing Home, Inc.	Debt-to-income ratio:	6.60%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Concord Nursing Home, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,279.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Provide THREE years work, or school history PRIOR to Concord Nursing Home Inc? A-N-D What is your current position (Job/What you do) for Concord Nursing Home Inc?	The past four years I have worked as a public accountant at Demasco, Sena & Jahelka, CPA, LLP, where I was consulting for Concord Nursing Home. I am currently the CFO of Concord Nursing Home & Rehabilitation Center.

Member Payment Dependent Notes Series 568181

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568181	$4,800	$4,800	11.12%	1.00%	August 25, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568181. Member loan 568181 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,825 / month
Current employer:	Bank of America	Debt-to-income ratio:	21.00%
Length of employment:	3 years	Location:	TAMPA, FL

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > Credit card rates are ridiculous. And even with a great payment record, they won't lower their rates, regardless of how long you've been with them. This makes a LOT more sense.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	44
Revolving Credit Balance:	$5,153.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Describe your role at Bank of America. 3. Detail debt to be consolidated. 4. Explain delinquency that occurred 44 months ago. Thank you in advance for your response.	Monthly expenses : the usual, really. Power, water, rent, cel phone and internet. I have the credit card bills at the moment, but that's what the loan would be for. 2. I work with a sub team, it's not an actual bank branch, we work servicing loans. Basically what happens after someone signs the papers. 3. I owe on three different credit cards : 3300, 555 and 347 (the remaining bit I'm just going to put into my savings account). 4. The delinquency.. ha, knew I'd have to explain that one. Well, while in college, a car hit me. I had no insurance, and no way to pay the money back for the ambulance and whatnot. It was on my record for so long because then I got out of college, had a job, but was laid off because they had made some bad decisions (and I had been there for 8 months, so I was a 'newbie' compared to others there). Then got the job at BoA and was able to settle the debt. If you have any other questions, feel free to ask.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Sure, no problem. I currently owe on three credit cards a total of 4,202 dollars (3,300, 555, and 347). I intend to pay them in full, the remainder I plan to deposit into my savings account. I unfortunately don't have the APR info at hand, but I know they're definitely higher than the APR I am getting with this loan. If you have any other questions, feel free to ask.
What are the monthly amounts for your Power, water, rent, cell phone, insurance, transportation, installment loans, and internet?	Power ranges from 70-110, depends on the months. Water tends to go at 26, rent is 775, cell phone 93, I pay the car insurance all at once, it's around 850 every 6 months, transportation? My car uses up about 30 a week in gas, sometimes less. I have no loans, this would be my first one. And internet is 57 a month.
How much do you take home, after all deductions, each month?	Each check comes in at around 780 (I get either two or three checks, depends on the month), when there's overtime (given the nature of the industry, that comes and goes) it ranges from 800-1100 dollars.

Member Payment Dependent Notes Series 568251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568251	$12,000	$12,000	7.88%	1.00%	August 26, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568251. Member loan 568251 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Camfed	Debt-to-income ratio:	7.04%
Length of employment:	2 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Camfed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > To whom this may concern, I am consolidating all my credit card loans into one easy to pay platform with low interest. Once I have paid off this debt, I plan to invest like you into the LendingClub. Many thanks for your interest. ~R

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,667.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 568273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568273	$4,800	$4,800	7.51%	1.00%	August 25, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568273. Member loan 568273 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Lowe, Brockenbrough & Co, Inc	Debt-to-income ratio:	14.89%
Length of employment:	1 year	Location:	Henrico, VA

Home town:
Current & past employers:	Lowe, Brockenbrough & Co, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I'm being swamped with a nearly 30% APR on my card, & I'd like to get this paid off as soon as possible so I can move on with my life.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	31
Revolving Credit Balance:	$4,181.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lowe, Brockenbrough & Co, Inc? How much is your rent? Please list all your debts and remaining balance, credit card, student loan and auto. Thanks.	I am a receptionist. I pay 300$ rent. I have a car loan that's around 5,000$ remaining. My credit cards (the ones I'm trying to get paid off with this loan) are about 4,500$. I don't have a student loan.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	My credit cards (the ones I'm trying to get paid off with this loan) are about 4,500$. One is about 3,000 has a 29.6% APR and one is 1,500 & will have 0% until the new year.

Member Payment Dependent Notes Series 568275

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568275	$7,000	$7,000	15.21%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568275. Member loan 568275 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,521 / month
Current employer:	UNITED STATES POSTAL SERVICE	Debt-to-income ratio:	16.15%
Length of employment:	10+ years	Location:	PARK FOREST, IL

Home town:
Current & past employers:	UNITED STATES POSTAL SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I PLAN TO USE THE FUNDS TO PAY OFF CREDIT CARD DEBT AND MEDICAL BILLS. MY JOB IS A STABLE POSITION, I WORKED THERE OVER 28 YRS.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	44
Revolving Credit Balance:	$8,871.00	Public Records On File:	1
Revolving Line Utilization:	81.60%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.$92000.00. $117000.00

Member Payment Dependent Notes Series 568290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568290	$1,000	$1,000	10.75%	1.00%	August 26, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568290. Member loan 568290 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	BNY Mellon	Debt-to-income ratio:	21.32%
Length of employment:	< 1 year	Location:	Fayetteville, NY

Home town:
Current & past employers:	BNY Mellon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I will be using this loan to pay off credit cards that I used while unemployed during the economic downturn. I am a good candidate for this loan because I have never missed a payment in my life. I have a great credit score and I plan on continuing to improve it. I am currently living with my parents while I get on my feet. I am very lucky because I do not have to pay rent or utilities. I have a stable job with BNY Mellon and my team is continuing to grow and expand. I thank you for your bid in advance.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,411.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your credit history indicates 1 delinquency about 21 months ago and 5 credit inquiries in the last 6 months. Could you elaborate on the circumstances of these two things? Thanks.	The 1 delinquency 21 months ago came from a $1 charge from a Chase bank credit card November 2008. I was unaware of this charge. I recently spoke with Chase and they have removed this charge and have notified the credit agencies. The 5 credit inquiries came from when I was looking for loans for the car I purchased in April 2010. Also from when I received a Macy's credit card and when I applied to an American Express credit card which I did not accept.
What is the interest rate on the credit card you intend to pay with this loan?	One is 19.99% and the other is %21.99

Member Payment Dependent Notes Series 568298

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568298	$11,500	$11,500	19.41%	1.00%	August 30, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568298. Member loan 568298 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	RadioShack	Debt-to-income ratio:	15.53%
Length of employment:	2 years	Location:	SAINT LOUIS, MO

Home town:
Current & past employers:	RadioShack
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Just moved into my first home, a 2 family property and I have tennents in the additional unit. Now I have some major purchase ahead of me that I need to make. My yearly income is $35,000 plus I get rental income of $9,300 annually (I couldn't list this additional income). I also have my $8,000 tax credit coming next tax season! I just need some cash to back me up now that I'm settling in!

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,595.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Radio Shack? Where did you work prior to that?	I am a store manager. I handle operations, training, and customer service as well as maintain the store appearance and integrity. Before this position I worked as a computer tech and graphic artist for one of the largest photography studios in Saint Louis, maintaining $500,000 in equipment, training people on new systems, and graphic design for everything from school portraits to national level advertising for business accounts.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I just purchased the home this past June. My mortgage stands at 102,895.88. Approximately $3,400 will be forgiven over the course of the next 5 years through a first time buyer program called MDHC in Missouri. The property appraised at $115,000.
Congratulations on buying your 1st house! Will you please list your monthly expenses for prospective lenders--total house pmt with escrow, credit card debt, utilites, phones, cars, health insurance, student loans and any other recurring monthly debt. thanks and good luck on the funding of you LC loan request.	Thank you! My mortgage is $869, my car is $193. No other debts. Monthly expenses on utilities, etc, is about $350 combine. My calculated debt to income for the banks is about 30%.
What specifically are you going to do with this money?	I have nothing struly specific. I need some furnature, a new refridgerator (the one that came with the propery died), and other odds and ends. I just made a large investment in this property and wanted some extra cash on hand for unexpected events and other semi-large expenses I'm likely to have while I get settled.

Member Payment Dependent Notes Series 568299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568299	$3,000	$3,000	11.12%	1.00%	August 25, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568299. Member loan 568299 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,091 / month
Current employer:	Production Resource Group	Debt-to-income ratio:	14.59%
Length of employment:	2 years	Location:	Covina, CA

Home town:
Current & past employers:	Production Resource Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I plan to use these funds to pay off a credit card and put a little extra in my savings. I have a steady job that I've been with multiple years in Los Angeles and Las Vegas. I am receiving extra income for going to school since I am a combat veteran. I just need this loan to jump start me out of debt. Thank you.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,316.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Production Resource Group and what do you do there?	Production Resource Group is a lighting, audio, and video company. We are the biggest worldwide. We provide production companies the necessary equipment to meet their entertainment needs. We are involved in concert touring, television, and even movie production. Our website is www.prg.com if you would like more information. Thank you.

Member Payment Dependent Notes Series 568319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568319	$5,000	$5,000	7.14%	1.00%	August 31, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568319. Member loan 568319 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	The MITRE Corporation	Debt-to-income ratio:	14.78%
Length of employment:	1 year	Location:	Dora, AL

Home town:
Current & past employers:	The MITRE Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,824.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The MITRE Corporation? What are you planning to pay off with the loan? Please list all credit lines and amount you plan to pay off. Thanks.	I work as an Office Coordinator. I plan to use the loan to pay off 4 separate high interest rate credit cards. I will make extra payments on the loan and should have the loan paid back by March of next year.
What is The MITRE Corporation and what do you do there?	The MITRE Corporation is a not-for-profit organization chartered to work in the public interest. As a national resource, we apply our expertise in systems engineering, information technology, operational concepts, and enterprise modernization to address our sponsors' critical needs. MITRE manages Federally Funded Research and Development Centers (FFRDCs): one for the Department of Defense (known as the DoD Command, Control, Communications and Intelligence FFRDC), one for the Federal Aviation Administration (the Center for Advanced Aviation System Development), one for the Internal Revenue Service and U.S. Department of Veterans Affairs (the Center for Enterprise Modernization), and one for the Department of Homeland Security (the Homeland Security Systems Engineering and Development Institute). MITRE also has its own independent research and development program that explores new technologies and new uses of technologies to solve our sponsors' problems in the near-term and in the future. I work in Administration at MITRE.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have 4 higher interest rate credit cards with APRs ranging from 9 to 21% and balances ranging from $278 to $2525, all of which will be completely paid off with this loan. Also, I plan to pay back this loan by March of next year.

Member Payment Dependent Notes Series 568322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568322	$7,800	$7,800	17.56%	1.00%	August 27, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568322. Member loan 568322 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,950 / month
Current employer:	US Air Force	Debt-to-income ratio:	22.41%
Length of employment:	5 years	Location:	Palmyra, VA

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,743.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: U S AIR FORCE. My questions are:: (1) If active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 05 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Saturday 08.21.2010	I am a information manager. I just reenlisted last year for 4 years so my ETOS is July 2013. I am a SSgt/E-5. It is too early for me to tell if I will reenlist again but if the right assignment is there I definately will.
I am interested to help fund your $7,800 loan. My questions are: [1] Answer earlier email employer USAF Rank-Pay Grade-ETS-Future intentions? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.21.2010	I am working very hard to be debt free. I have been dilagent in making sure that I make payments on time and when possible more than the minimum. I plan on having this loan paid off in roughly 4 years.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type - Balance - APR - Minimum Payment Loan - 1600 - 17% - 200/month Loan - 2600 - 21% - 180/month Credit Card - 2200 - 17% - 60/month Credit Card - 1450 - 24% - 35/month Credit Card - 700 - 28% - 15/month All will be paid off except the $2200 credit card, which will be partially paid.

Member Payment Dependent Notes Series 568333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568333	$16,000	$16,000	14.35%	1.00%	August 26, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568333. Member loan 568333 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	GKN Aerospace	Debt-to-income ratio:	15.48%
Length of employment:	10+ years	Location:	Winfield, MO

Home town:
Current & past employers:	GKN Aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Paying off a high interest loan to a Finance Company and a loan against my 401K

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	29
Revolving Credit Balance:	$11,200.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1 and 2-I own my home in full-no Home Equity Loans (Mortgage paid i full). 3-Current value of my home is around $50,000 (estimated)
What do you do at GKN Aerospace?	Quality Assurance Specialist
I am interested to help fund your $16,000 loan. My questions are: [1] Brief description your employer GKN Aerospace? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $11,200 Revolving Credit Balance. (39 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.21.2010	1- Aerospace Military and Commercial Aircraft components manufacturing. I have worked at the same location for 28 years-Quality Assurance Specialist 2- Currently have been paying around $800 or more monthly on this debt. 3- This loan would be a good, safe investment for investors and help me going forward 4-This loan will pay off over $6000 of the revolving debt (to be repaid at a much lower interest rate). 2 to 3 years is realistic payoff (may be earlier)
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	The debt noted previously is what will be repaid. I currently have a loan against my 401K that takes out $700 a month from my paycheck. This change in take home pay alone will more than cover this consolidation loan. This will also pay off a high interest loan for $6000 with a high interest rate to a finance company.

Member Payment Dependent Notes Series 568336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568336	$3,000	$3,000	11.12%	1.00%	August 25, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568336. Member loan 568336 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Para-Chem Southern	Debt-to-income ratio:	15.42%
Length of employment:	10+ years	Location:	Laurens, SC

Home town:
Current & past employers:	Para-Chem Southern
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$54,993.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain what a Womble is and why you are buying one? Art	I am a Womble! I am looking for a loan to help purchase a new central A/C unit for my home.
What is Para-Chem Southern and what do you do there?	Para-Chem Southern is an Adhesives and Polymers Manufacturing Facility (www.parachem.com) I work as the scheduler and purchaser for the Adhesives department.
1) What are you going to purchase? 2) Please detail your huge $55k revolving debt balance.	Assist in replacement of central A/C unit. Revolving debt: 3 credit cards with combined 8K that I have been paying down. Primary Mortgage, 2nd mortgage. No car payments.
What is the major purchase you plan on making?	Replacement of central A/C
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total Balance would be 180K. No HELOC. Market value: 199,000

Member Payment Dependent Notes Series 568339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568339	$5,000	$5,000	7.88%	1.00%	August 27, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568339. Member loan 568339 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	bank of america	Debt-to-income ratio:	7.94%
Length of employment:	3 years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	bank of america
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Need loan to buy a car

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,193.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at bank of america?	i am an account manager in the home retention dept.

Member Payment Dependent Notes Series 568341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568341	$5,000	$5,000	10.75%	1.00%	August 25, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568341. Member loan 568341 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	The UPS Store	Debt-to-income ratio:	10.31%
Length of employment:	6 years	Location:	CRANFORD, NJ

Home town:
Current & past employers:	The UPS Store
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,734.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 568352

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568352	$12,000	$12,000	10.38%	1.00%	August 27, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568352. Member loan 568352 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	TeamSoft INC	Debt-to-income ratio:	8.80%
Length of employment:	3 years	Location:	Lake Mills, WI

Home town:
Current & past employers:	TeamSoft INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	58
Revolving Credit Balance:	$5,711.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is TeamSoft INC and what do you do there?	TeamSoft is an information technology consulting company. Employees there work for TeamSoft but are located at various companies throughout the state as consultants.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Card - $3500.00 13.5% APR Credit Card - $2100.00 14.6% APR Credit Card - $1200.00 13.24% APR The remainder will be put towards the auto loan which has a balance of $6500 and is a 10% APR This would eliminate all of the credit card debt and almost all of the auto loan which we would pay off within a couple of months at our normal payment of $425.00 a month.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We've had the home for 3 years now and paid 147,000 for it. We've put about 8,000 of work into it in replacing the plumbing, finishing the basement and some landscaping. With the currently depressed home prices the house would probably only sell for about 135,000.We're here for the long term so are not worried about that as we know the house will appreciate over time.

Member Payment Dependent Notes Series 568367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568367	$4,000	$4,000	13.61%	1.00%	August 25, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568367. Member loan 568367 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,630 / month
Current employer:	U S Postal Service	Debt-to-income ratio:	8.19%
Length of employment:	10+ years	Location:	Mt Pleasant, UT

Home town:
Current & past employers:	U S Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Need New Furance and Water Heater in Home. They are both Almost broke down.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	55
Revolving Credit Balance:	$631.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the U S Postal Service?	I am the Postmaster at a Post Office
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance owed is 97,000 and I have no HELOC and the last appriasal in Nov 2009 was 150,000

Member Payment Dependent Notes Series 568382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568382	$15,000	$15,000	15.21%	1.00%	August 27, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568382. Member loan 568382 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,961 / month
Current employer:	University of Miami	Debt-to-income ratio:	14.65%
Length of employment:	5 years	Location:	Hallandale Beach, FL

Home town:
Current & past employers:	University of Miami
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Funds to pay off credit cards to clear debt in 2-3 years so that I may start saving for a house. Borrower added on 08/21/10 > I have always paid my credit card bills on time, but I am noticing that having to spread out the payments is making it more difficult to pay them off. Instead of paying $200 to 3 different cards, I would rather pay $600 and pay off a combined balance quicker. Being able to barrow this amount is going to help me get to my goal of being completely debt free. I want to get rid of the consumer debt first and then work on paying on the student loans. Also, I want to be a home owner and want to be rid of any consumer debt before I make that venture. Borrower added on 08/21/10 > Just some additional facts about me: I have been at my current job for five years and I am at the management level. I have a Master's Degree in Higher Education and I work with high school students who are interested in going to college, international students who want to learn about the American education system, and test preparation services. I would also like to free up my discretionary income so that I can invest more in my 403b to prepare for retirement. Borrower added on 08/22/10 > In May of 2005 I took out a $16,000 loan from my mother to purchase a brand new VW Jetta because I had a car accident and totaled my own car. As of June 2010, this loan has been paid in full back to my mom plus interest! Now that my car is paid off, I want to aggressively attack my other debts while I am still single with no children and can really dedicate living leaner on my budget so that I can be in a better place financially when I am ready for more life milestones. To those who are thinking about helping me, I am a reliable borrower and I am very attentive to my debts. Putting myself through college, then moving to a new state with no family, and subsequently going to grad school really put me in a bind. I am in a better place financially and I want to maximize my current salary to pay off my debts quickly. Thanks to everyone who has invested so far. You don't realize how much this means to me to be able to get one step closer to consolidating my debt. This process has been a bit of an inspiration as I wasn't quite sure how it all worked when I got started. Now that I am seeing it in action, I hope to be able to help someone like you have all been helping me.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	13
Revolving Credit Balance:	$6,778.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at the University of Miami?	I work with high school students who are college-bound and want to preview the college experience before they apply to school. They learn about an academic discipline and get to participate in a lot of extracurricular activities with students from all over the world. I mentor them regarding college choice and helping them on their path to being autonomous adults. I also host a program for students at other universities and colleges to come to the University for a semester.
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 13 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 08.21.2010	I signed up for a credit/identity protector service through my Express credit card (this was through a 3rd party that billed my card) I called to cancel the service the next month to avoid being charged again since I felt it was unnecessary since I don't use that card; however, it was never canceled. I didn't realize that I was still being charged by this third party, and since I had not used my express card in their retail facilities, they did not send me an electronic statement or a paper statement. When I was notified by their delinquency department that I had a bill I called to pay them immediately; however, the managers at the bank which manages the Express credit card would not remove the late payment from my account. The bill was a total of $80 inclusive of the $20 late fee. I then called the third party company again to ask them to please cancel the credit protector program again. I usually check my credit report each year (Its about that time now that July has passed and its been a year since my last one) I do know that this is on my credit unfortunately and its the only late payment I have ever had.
I am interested to help fund your $15,000 loan. My questions are: [1] Answer earlier email Subject: Payment delinquency 13 months ago? [2] What is your current position with University of Miami? (Job/What you do.) [3] Transunion Credit Report shows the $6,778 Revolving Credit Balance. (36 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [4] $15,000 loan; ~ $7,000 is Revolving Credit Balance; ~ $8,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.21.2010	Question [1]: I saw that questions first and I submitted it, but please let me know if you do not get that response so that I can go through it again. Question [2]: I work with high school students who are interested in going to college and want to have an experience on campus before they apply. I hope mentor them about college choice, academic success, and becoming an autonomous civic adult in society. Question [3 &4]: right now I have about $28,000 in student loans of which I am paying $287 on an income contingent plan (auto debit from my account), Juniper (an account I closed in order to retain the interest rate at 8% but still pay off the balance) is at 15,300 of which I pay $267 a month. Bank of America, which is the $6,778 balance is being paid at $200 a month, Chase has a balance of $4.500 of which I am pay $100-$150 a month depending on the month. and the last account, Discover which has a balance of $600 that I used for car repairs I will off in 3 months @$200 a month. I am paymore at least $75 more than the minimum payment on all of these cards except Juniper that I am leaving for last after the consolidation of the others. Basically I would like to consolidate the Bank of America, Chase, and the small amount of the Discover card so that I can pay at least a solid $600+ a month. Paying $200 a month on each card is NOT going to get them paid off unfortunately. Whatever is left over will go toward the Juniper account and will continue to pay that one at $267 until my loan is paid off because the interest rate is much lower. Question [5] being able to consolidate as I listed above will allow me to pay off half of my consumer debt within 3 years, and then I can do the same for the other half once I have completed payment on the loan. Then I plan on tackling my Student Loans, but since this was an investment in my education and is not seen as negatively as consumer debt, I am leaving this for last. I want to be completely debt free by the age of 35. Right now I am contributing for my retirement in our 403b. so this is all part of the plan not only to be consumer debt free, but in a place where I can retire when I am eligible to do so. Thanks so much in your interest in assisting me. I got myself into this mess and I am not looking for the easy way out like trying to file bankruptcy or risk a scam with a debt consolidation company. I used the credit and I just want to pay it back but in an efficient way. I ended up with the majority of this debt putting myself through undergrad and graduate school to cover expenses that scholarships and loans did not pay. Also, when I moved to S.Florida for my job, I wasn't making enough money to really get by. Now I am in a better place financially and I just want to take care of my obligations
Hi, Very interested in funding your loan, am on the West Coast but Univeristy of Miami seems like a great school (judging mostly by football programs ;) and it sounds like you have a solid financial plan together. You say you are in management, could you tell us how big your team is? Do you work directly with students or through intermediaries? I see you are a Director, is there a fuller title, like "Director of Admissions", "Director of High School Outreach", etc? Thanks!	Hi! Thanks for wanting to help with my loan. Some of your questions are very personal and would require me to disclose a lot of identifying information, which I would rather not do if you don't mind. I can address that my division is over 50 people and I personally work both with intermediaries as well as directly with the students themselves.
Please send in your income verification documents! Thanks	Lending Club has already contacted me and approved my loan and thus does not need any additional documentation regarding income verification. If you are referring to verification of my bank account, that has already been done and Lending Club should confirm that shortly.

Member Payment Dependent Notes Series 568431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568431	$16,000	$16,000	15.21%	1.00%	August 31, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568431. Member loan 568431 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Hewitt Associates	Debt-to-income ratio:	18.48%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Hewitt Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,407.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	My intentions with this loan is to pay off all my revolving credit card debt. This loan will pay off the following credit card: Chase - $7,500 - 17.24% Chase - $1,254 - 19.24% Capital One - $1,700 - 12.15% Capital One - $5,00 - 22.9% Citibank - $3,500 - 24.99% SST Bank - $330 - 19.24% Hope that helps!
I am interested to help fund your $16,000 loan. My questions are: [1] Brief description your employer Hewitt Associates? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $13,407 Revolving Credit Balance. (77 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.22.2010	Below are my answers to your questions: (1) The firm is a HR consulting and outsourcing firm. The firm started in 1940 and currently has offices in more than 30 countries. Our clients include more than half of the Fortune 500 companies. My current position at the company is a Systems Analyst. In a nutshell, I take client requirements and transform it into technical documents for our coders. I am also involved with the testing phase (write and review test plans) and lastly, I also provide production support (i.e. resolve any critical production defects). (2) I do not have any Home Equity Line of Credit. My intentions with the loan is to pay off all my revolving credit card debt. I am currently paying $400+ on my credit cards alone so this loan will help reduce my monthly payment that I put towards that debt. (3) Lenders should commit to my loan because I can pay the monthly installments without a problem and am 100% confident that I will not default or miss any payments. (I have not missed/been late on any of my current payments and the amount I pay on that is higher than what the loan repayment amount will be.) As a result, the lender will receive their returns on the loan. So the lender will make their profit, I will be able to pay off my revolving credit card debt with a lower interest rate and in the end, both parties will receive what is desired and will be happy. (4) I don't have any plans set in stone right now to pay off the loan early. I would like to eventually do it but if it were to happen, I am estimating that it will not happen until 2 years into the loan at the minimum. Please let me know if you have any additional questions based on my answers.

Member Payment Dependent Notes Series 568448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568448	$25,000	$25,000	11.12%	1.00%	August 31, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568448. Member loan 568448 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Rackspace	Debt-to-income ratio:	14.85%
Length of employment:	3 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Rackspace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Thank you for considering this loan application. We are requesting this loan as we work out of some debt we incurred near the end of college and early in our work history. This loan will clear all but about $7000 of the total debt we currently have. My wife and I both have stable jobs, monthly income of $7500, and have been employed consistently for the past 8 years, and in this time have not missed payments or defaulted on loans. The payment on this loan is no higher that we we are currently paying the banks but will allow us to move on once and for all.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,821.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Card (MC) 13972 apr 14% Credit Card (visa) 5028 apr 20% Credit Card (Amex) 6000 apr 12.5% Remaining balance of $6000 after utilizing this loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$194200 remaining valued at $210000 No heloc's.
Is the gross monthly income of $11,250 your total household income, or your income alone?	That is total household income monthly.

Member Payment Dependent Notes Series 568471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568471	$6,000	$6,000	11.12%	1.00%	August 27, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568471. Member loan 568471 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,712 / month
Current employer:	Harris Precision Mold	Debt-to-income ratio:	19.61%
Length of employment:	10+ years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Harris Precision Mold
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Loan is for a dependable, economical auto, for commuting back and forth to work I have been working for my current employer for over 13 plus years. My job is very stable and and the owner of the company is very motivated to excel even in this uncertain economy. On my credit report I have no (none) late payments. Thank you. Borrower added on 08/22/10 > I do have some money is savings. I have been getting my debt down. I do have a somewhat substantial amount in retirement that I continue to contribute to. Thank you

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,588.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of the loan request? Please detail your large $44k in revolving debt.	The loan is to be used for a dependable car for commuting back and forth to work. Much of the $44k in debt is due to divorce. Aproximately $17k is my ex-wifes responsibility of that $44k. This is in the divorce decree. She has been working on getting the home debt in her name.
What do you plan to use the loan for? Loan description?	The loan is to be used for a dependable car for commuting back and forth to work.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I believed I am on two mortgages. The one with bofa is aproxmately 157k. There is a second for about 17.5k. These are my exwifes responsibility, and are noted on the divorce decree. The other mortgage is for the home I live in currently. It is for 122k. She is working on getting me off the mortgage for her home on that we shared when we were married. Fortunately we are both responsible individuals and have good jobs. Zillow says the current value of my home $123k.

Member Payment Dependent Notes Series 568472

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568472	$6,250	$6,250	7.14%	1.00%	August 27, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568472. Member loan 568472 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Air Products and Chemicals	Debt-to-income ratio:	12.89%
Length of employment:	7 years	Location:	Simpsonville, SC

Home town:
Current & past employers:	Air Products and Chemicals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Hello...I will be using this loan to purchase an S-Corp that owns 2 salons. The salons are on a pace to generate nearly $400,000 in gross revenue. Your help will be appreciated. If you have any questions feel free to ask.

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you fill in some of the gaps on what you intend to use the loan for? It appears this is a business loan for Headcoach Salon. Do you work there and at Air Products? How long has Headcoach been in business? Why does an existing business need a loan? Do you have plans to quit your job at Air Products? Regards; Art	I have been employed by Air Products since 2003 and have no immediate plans on leaving. Headcoach has been in business for 5 years. I am acturally buying 100% of the shares of a S-Corp that owns two locations(both are individual LLC's) that make up Headcoach. If you have any further questions just ask....
Please answer the following questions: 1) Do you have any previous experience owning and/or managing a salon? 2) Gross revenue is ~$400k, but what is approximate net revenue? 3) You are asking for a $6.25k loan. What is the total purchase cost of the S-Corp? 4) Assuming the total cost of the S-Corp is greater than $6.25k, where are you coming up with the rest of the money for the purchase? Thank you very much.	I don't have any prior salon managing experience. Managment is already staffed. I do have experience managing my two small business- hence, the additional funding that I we need to purchase this S-Corp. The total cost of the purchase is $25k. Originally, I was seeking that amount but realized there was no need to assume so much debt. Thank you for your interest...if you have any further questions just ask.

Member Payment Dependent Notes Series 568504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568504	$9,000	$9,000	14.72%	1.00%	August 27, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568504. Member loan 568504 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Silicon Valley Bank	Debt-to-income ratio:	13.81%
Length of employment:	2 years	Location:	San Jose, CA

Home town:
Current & past employers:	Silicon Valley Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Consolidating cards. Never been late for any payments. The only reason my credit score was lowered was because during the recession my creditors lowered all my limits which jumped up my credit utilization ratio. It used to be 30-40% now it is 60 and I haven't increased any of the balances. This loan will be a huge help with monthly payments and free up some extra cash every month. I really appreciate it. Monthly net income: $ 3000.00 fiance is adding on $3300.00. Total is $6300.00 but we do invest in our 401k and other investment options for the kids. Monthly expenses: $ 2350/ 3550.00 total with fiances expenses Housing: $ 1800 both of us are paying so my half is 900 darn california living expenses Insurance: $ 150 Car expenses: $ 200 / mainly gas and oil changes Utilities: $ 50 Phone, cable, internet: $ 150 Food, entertainment: $ 200 Clothing, household expenses $ 200 My job is very stable. I am looking to get a promotion by the end of the year.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	23
Revolving Credit Balance:	$19,578.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 568507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568507	$3,500	$3,500	14.35%	1.00%	August 26, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568507. Member loan 568507 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Embrace Home Loans	Debt-to-income ratio:	18.00%
Length of employment:	3 years	Location:	Warren, RI

Home town:
Current & past employers:	Embrace Home Loans
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,678.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 568525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568525	$7,000	$7,000	19.04%	1.00%	August 31, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568525. Member loan 568525 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,917 / month
Current employer:	ICI Integrated Consultants, Inc.	Debt-to-income ratio:	6.09%
Length of employment:	2 years	Location:	Escondido, CA

Home town:
Current & past employers:	ICI Integrated Consultants, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Help us purchase our first house! Wow!!! Borrower added on 08/26/10 > Use of funds: We will use it to help with a down payment on a house. Am I a Good Borrower? Yes. I've paid off several auto loans and credit cards over the years, and my "low risk" credit score reflects that. Our Monthly Budget: Income ---- $6,230 __________________ Rent ------- $1,450 Util ---------- $200 Credit Crd -- $230 Auto --------- $300 Car Ins ------ $150 Med Ins ----- $450 Gas ---------- $200 Phone ------- $150 Cable -------- $125 Misc ---------- $100 __________________ $3,355 Net --------- $2,875 Do I Have a Stable Job? Yes. We have several government contracts, lasting many months, and more on the way.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,017.00	Public Records On File:	1
Revolving Line Utilization:	93.00%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, How much "Skin-In-The-Game" $$ do you personaly have invested now or will have invested in the future in the either Home Purchase or Small Busines purchase? (Purchase $K price minus $ 1st mortgage L-E-S-S this $K loan = $K which is your personal investment at risk.) Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.22.2010	We are looking at purchasing a house priced at $126,500 (will try and negotiate down). Our down payment would be the $25,000 loan, plus whatever else is required to purchase it with 20% down.
Transunion Credit Report shows 1 Public Records on File originating 93 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.22.2010	[1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Bankruptcy, Chapter 7, Nov 2002 [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. All debts discharged
What is ICI Integrated Consultants, Inc. and what do you do there?	Hi, We are a government funded company that develops high tech equipment for military use. I am a mechanical designer that basically helps 'invent' these new technologies. You can see more here... http://www.icpoc.com Thanks!
I am interested to help fund your $25,000 loan. My questions are: [1] Answer my earlier email Subject: "Skin-in-the-Game" personal $ invested (at risk) in proposed home purchase? [2] Answer my earlier email Subject: Transunion Credit Report shows 1 Public Record on File from 93 month ago? [3] Brief description your employerICI Integrated Consultants? ? A-N-D What is your current position? (Job/What you do.) [4] Transunion Credit Report shows the $9,017 Revolving Credit Balance. (93 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [5] Briefly, why should lenders commit their limited $ to fund your loan? [6] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) FYI: "Vanity" Screen ID's are permissible; but "Vanity" N-A-M-E ID's (MIKE J. WILSON) that specifically identifies you are N-O-T permissible. Contact L C Home Office and correct this mistake ASAP before loan application could be involuntarily canceled and removed. Read "Help" located bottom L C Home Page Borrower Information section. Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.22.2010	[1] Answer my earlier email Subject: "Skin-in-the-Game" personal $ invested (at risk) in proposed home purchase? Done [2] Answer my earlier email Subject: Transunion Credit Report shows 1 Public Record on File from 93 month ago? Done [3] Brief description your employerICI Integrated Consultants? ? A-N-D What is your current position? (Job/What you do.) Integrated Consultants, Inc., specializes in unique technical process engineering services for government and industry. I am a Mechanical Engineer. [4] Transunion Credit Report shows the $9,017 Revolving Credit Balance. (93 pct usage.) How much $ are you now paying per month on your total credit card/other debts? Credit Cards: $238.15/Mo. Auto: $303.51/Mo [5] Briefly, why should lenders commit their limited $ to fund your loan? You will be getting a GREAT return on your investment, with positive cash flow for several years! As a bonus, you will be helping a couple invest in their future... Cool!! [6] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) 4 to 5-yrs would be our goal for payoff. Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. You're welcome!
Home Office Recredit Review modified requested loan from $25K to $7K. If 100 pct funded will you accept the $7K loan? Lender 505570 USMC-RETIRED Tuesday 08.24.2010	Q) Home Office Recredit Review modified requested loan from $25K to $7K. If 100 pct funded will you accept the $7K loan? A) Yes. I have sent a 'confirmation of acceptance' email to the counter offer.
How will you get the remaning $18,650 (0.2*$126,500-0.95*$7,000) needed for the down-payment? Do you have that much in savings? Thank you.	We are now going with 10% down. We have enough in savings to add to the Lending CLub loan to meet that goal.
Only 10% down would be $6,000 from Savings (if this loan is fully funded). That would also mean increased mortgage (insurance). Is this within your budget? Will you still have any savings? How much? Thank you.	Only 10% down would be $6,000 from Savings (if this loan is fully funded). That would also mean increased mortgage (insurance). Q1: Is this within your budget? Yes. Our current rent (without utilities) is almost $1500 a month. Unless we get a world record high rate, we should actually be below that... which is the goal. Q2: Will you still have any savings? How much? Yes, but not much. That's why I'm here!

Member Payment Dependent Notes Series 568534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568534	$9,500	$9,500	7.14%	1.00%	August 26, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568534. Member loan 568534 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Click For, Inc	Debt-to-income ratio:	12.92%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Click For, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,580.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the current balances and monthly payments on all your debt obligations? (Please indicate which debts will be paid off with this loan.)	Auto loan: $21,975 -- $375/mo. Student loan: $9,978 -- $100/mo. Credit card: $9,580 -- $400/mo. (loan to pay off) I consolidated my higher interest rate credit card balances to a lower interest credit card. But I am looking to get a loan with a lower interest rate to pay off that card and give me a clear repayment schedule.

Member Payment Dependent Notes Series 568568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568568	$5,000	$5,000	15.21%	1.00%	August 27, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568568. Member loan 568568 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Betts Express	Debt-to-income ratio:	7.43%
Length of employment:	4 years	Location:	huntington beach, CA

Home town:
Current & past employers:	Betts Express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,420.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 568668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568668	$10,000	$10,000	13.98%	1.00%	August 26, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568668. Member loan 568668 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Beverages & more!	Debt-to-income ratio:	11.35%
Length of employment:	1 year	Location:	Elk Grove, CA

Home town:
Current & past employers:	Beverages & more!
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > I have a job I love (and am really good at) and am finally moving closer to it (my commute has been 75 miles each way for a year) - this loan will help me balance out my budget and reach my goal of owning a home within the next two years. I use mint.com to monitor my spending and budget and it recommended the Lending Club - I hope it works for me, too!

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,676.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Beverages & more!?	I am responsible for inventory and allocations for all 104 of our retail stores. My primary responsibility is managing the team that deploys over $80m in inventory to keep our stores running, but I also coordinate all new store openings and work with the field to optimize existing store inventories.
Since this is a debt consolidation loan, please specify the debts in your $16,676.00 Revolving Credit Balance and any other debts: Type (e.g. Credit card), Interest Rate, Balance, Monthly payments actually paid. Also indicate which of these debts will be paid by this loan. Thank you.	This is to consolidate my two credit cards from Chase bank with very high interest rates. After Chase bought WAMU they raised my interest rates to 29.99% - outrageous considering that I don't have bad credit. With the way the credit industry is right now, and based on some research I've done, I know that my odds of them lowering the rates are not good. This loan will allow me to pay those cards off and save money on the interest. The remaining credit card balances I carry are with lower interest rates that fall either below or at the rate that I will receive from the Lending Club, so I didn't include those as part of this consolidation request. I currently pay about $330 a month to these two Chase cards, but over $240 of that is interest. The combined balance on these cards is just about $9000. Anything leftover from this loan once these cards are paid off wil be applied towards a card with the next highest interest rate. This loan payment is slightly higher, but with a much lower interest rate, which is better in the long run.

Member Payment Dependent Notes Series 568705

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568705	$3,000	$3,000	13.98%	1.00%	August 25, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568705. Member loan 568705 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,750 / month
Current employer:	n/a	Debt-to-income ratio:	12.89%
Length of employment:	n/a	Location:	Louisville, KY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Need funds for closing fees.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,407.00	Public Records On File:	1
Revolving Line Utilization:	35.30%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile shows Employer "N/A", Length of Emplymnet "N/A' but $5,750 Gross Income Per Month? ? A-N-D Transunion Credit Report shows 1 Public Record om File 112 months ago? ? Lender 505570 USMC-RETIRED Sunday 08.22.2010	Hello USMC-RETIRED, I am retired. The $5750 is my gross pay from my pension. 10 years ago I underwent some major surgery that I was unable to pay, which cause a negative report on my credit. Since that time my credit has been excellent.
1. What is your source of income (shows as N/A)? 2. Your application shows that you own your home. What are these closing fees for? 3. If you can not afford $3,000 in closing fees, can you afford a mortgage? 4. Please provide your monthly budget; Income/expenses. Thank you.	Hello SeriousInvestor, I am retired. The $5750 is my gross pay from my pension. I am purchasing a home for 170k. I am about 3k short of the closing fees.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello emerald401k, I am purchasing a home. It is selling for 170k which is what it has appraised for. I need the 3k for closing fees.
What is your source of invcome? It is listed N/A? Thank you.	I am retired and my income is from my pension.

Member Payment Dependent Notes Series 568708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568708	$6,200	$6,200	13.61%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568708. Member loan 568708 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	walmart	Debt-to-income ratio:	13.06%
Length of employment:	10+ years	Location:	kasota, MN

Home town:
Current & past employers:	walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > i will be using this loan to consolidate some debts and buy my 2years son a new bed

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	4
Revolving Credit Balance:	$3,501.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
IN YEARS, HOW LONG HAVE YOU WORKED FOR WAL-MART? a-n-d WHAT IS YOUR CURRENT POSITION? (JOB/WHAT YOU DO)	i've been at walmart for 12 years and i work overnight instock
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 04 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.23.2010	As far as i can tell they were payments recieved late
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	kohl's retail card- est $800.00 chase amazon card- est $1,000.00 hsbc (menards card)- est $1,8000.00 also part if not all of ncb-est $3,000.00
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	est balance on mortgage is $93,000.00 est home value is $120,000.00
Investor 365664 asked for the interest rates for your debts, but they are missing the previous list. Please add the interest rates and the monthly payments you make. Thank you.	hsbc-24.99% chase-20.24 kohls-21.90
Your missed ncb and the monthly payments made.... In case not obvious, I would suggest that you pay off the cards with the highest interest rates first. Thank you.	ncb-750.42 6.125%

Member Payment Dependent Notes Series 568738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568738	$10,000	$10,000	20.90%	1.00%	August 25, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568738. Member loan 568738 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Monmouth Medical Center	Debt-to-income ratio:	18.73%
Length of employment:	5 years	Location:	Atlantic Highlands, NJ

Home town:
Current & past employers:	Monmouth Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > This money will be used to pay off my car and some smaller debts as well as help me and my son find a new place to live. Borrower added on 08/22/10 > I work as a full time registered nurse and have a stable job. I will use these funds as debt consolidation so that I can make 1 monthly payment vs 5. Borrower added on 08/22/10 > i wanted to include in my loan description a monthly budget of $3500 this loan would allow me much more money in my budget each month. Borrower added on 08/23/10 > I would just like to add that my car payment is equal to the monthly payment to repay this loan therefore i am comfortable with making a payment each month on time, plus this loan will eliminate all of my other debts.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$126.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I owe hyndai motor finance 8000 , bank of america 3000 and venue 3500. i will use this loan to pay all my debts as well as help me to move. My monthly payment on this loan will be less then what i am paying now to these three creditors.
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 19 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.22.2010	i am pretty sure those late payments were when i ran into a jam before i used a credit counselor to combine the 4 cards into 1 payment i have successfully paid off two of the four . I feel that this opportunity is just what i need to get me in right direction and closer to building up my credit n hopes to one day be able to purchase my own home
I am interested to help fund your $20,000 loan. My questions are: [1] Answer my earlier email Subject:1 payment delinquency 19-months ago? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.22.2010	i am sorry i didnt answer all three questions initially i had a problem with downloading the whole question. I would hope to be able to double the payments after the new year and pay the loan off in 3 years . I am comitted to improving my credit as well as improving our quality of life and this loan would be the best way for me to do so. I hope i answered your questions. Please feel free to ask me any other questions you may have
- What is your monthly budget? - How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	My monthly budget is $3500. I am the sole provider for my son and I . I have learned alot in the past couple years about credit debt and saving. My plan is to pay off all existing debt, maintain 1 credit card for emergency and begin to save for purchasing a home in the future. I try to save at least 200 a month but sometimes that doesnt happen. My car payment alone is equal to the monthly payment of this loan if it is approved. I am hoping to use this money to pay off my car and two lines of credit. I hope i have answered your questions. Please feel free to ask me any other questions you may have.
How do you owe bank of america and venue 3k and 3.5k? Are they credit cards? Your credit report only shows you owing ~$129 in revolving debt.	They are credit cards they are in my sons fathers name and I want to pay them off, since i am making the minimum payment on them each month. I received my credit report from equifax and see the 126 from capital one. That credit card will also be paid off. I had used a credit counseling agency 2 years ago to combine 4 cards into 1 payment. I have paid off two and the SSTand capital one are still being paid but I owe about $450 on them. I was advised by care one not to pay them off earlier then the pay off date. They will be paid off Oct. 15th
How do you owe bank of america and venue 3k and 3.5k? Are they credit cards? Your credit report only shows you owing ~$129 in revolving debt.	They are credit cards they are in my sons fathers name and I want to pay them off, since i am making the minimum payment on them each month. I received my credit report from equifax and see the 126 from capital one. That credit card will also be paid off. I had used a credit counseling agency 2 years ago to combine 4 cards into 1 payment. I have paid off two and the SSTand capital one are still being paid but I owe about $450 on them. I was advised by care one not to pay them off earlier then the pay off date. They will be paid off Oct. 15th
Hi, What other debt to you have? Student loans, car payments, etc? How much pay does your spouse bring in and does he have any other large debts you are helping with? What is your non-debt-related monthly expenditure (e.g. rent, childcare, etc) Thanks	My debt i my car and some smaller credit cards. I dont have a spouse. I am the sole support, but i do have childcare and rent to pay. My sons father is ill and I have taken over his monthly credit card expenses and i would like to pay them down as well. I live with my sons grandparents and pay a small amount of rent but since i will be able to pay off my car with this loan it will help bring me 1 step closer to moving into our own place my total non-debt expenses per month run about $1200. That includes rent childcare cellphone and car insurance. I hope I have answered your questions. Thank you

Member Payment Dependent Notes Series 568768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568768	$6,300	$6,300	14.35%	1.00%	August 25, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568768. Member loan 568768 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Movement Strategy	Debt-to-income ratio:	8.16%
Length of employment:	< 1 year	Location:	Boulder, CO

Home town:
Current & past employers:	Movement Strategy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > I'm paying several different credit cards with varying APR's and I'm looking to consolidate my debt. While my debt isn't particularly overwhelming, it is a nuisance to be paying so many different accounts, this is a potentially great way to deal with that.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,065.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Movement Strategy and what do you do there? Where did you work prior to that?	Movement Strategy is a full service Social Media Marketing Agency located in Boulder, CO. We help established brands(The Denver Nuggets and New York Knicks NBA teams, Warren Miller Entertainment Ski Films, Field and Stream Magazine, and EcoProducts among others) utilize the tools of social media(Facebook, Twitter, ETC) to achieve their business goals. I personally, am the Digital Marketing Manager. I design, create, manage, and report on a wide variety of multimedia, targeted ad buys on platforms such as Google PPC or Facebook. My previous work experience has been in Sales, Education(I was English Teacher in the Czech Republic for two years), and entertainment(I was a professional DJ)
can you please verify your income? Thanks	$30,000 a year.

Member Payment Dependent Notes Series 568773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568773	$5,000	$5,000	11.12%	1.00%	August 25, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568773. Member loan 568773 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Qwest	Debt-to-income ratio:	5.50%
Length of employment:	5 years	Location:	Denver, CO

Home town:
Current & past employers:	Qwest
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > High interest redit card consolidation. Anticipate playing of loan quicker than 36 mo. Been employed at same company for 5+ years; company is country's 3rd largest telecom Take-home pay is nearly $4K; mortgage is $1,100. No car payments. Major recurring monthly costs that are mandatory include student loans ($150) and insurance ($175). Borrower added on 08/23/10 > Typos: *credit card *paying off loan

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	73
Revolving Credit Balance:	$8,684.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello, thanks for the question. I'm usually great with credit cards but I had some unexpected major expenses this summer, including a car repair and helping a friend in need. The high interest rates just kill me. The cards include: Juniper/Barclay: 22.74% & approx $3K Amex: 17.24% & approx $2K
Glad to help you consolidate your loans and get finances under better control. (ex-Bell mgt)	I appreciate it!
What loans are you consolidating? What are the rates that you are currently paying?	Hello, thanks for the question. I'm usually great with credit cards but I had some unexpected major expenses this summer, including a car repair and helping a friend in need. The high interest rates just kill me. The cards include: Juniper/Barclay: 22.74% & approx $3K Amex: 17.24% & approx $2K

Member Payment Dependent Notes Series 568894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568894	$4,800	$4,800	16.45%	1.00%	August 31, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568894. Member loan 568894 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Kenny Construcion	Debt-to-income ratio:	9.15%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Kenny Construcion
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > This loan will be used for a medical procedure for my partner. I may take a loan from my 401K to payoff the loan early.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	78
Revolving Credit Balance:	$11,061.00	Public Records On File:	0
Revolving Line Utilization:	99.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why not take the 401k loan directly and avoid the LC origination fee? Thank you.	I paid off a credit card last year so I'm only allowed one loan at a time. The rate is not terrible here so I thought I give it a try. I could pay off the 401K loan if needed it depends on the final cost of the medical costs. The issue I need to pay of the loan first. She just started a new job which will allow us to pay off the loans ahead of schedule.

Member Payment Dependent Notes Series 568905

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568905	$7,200	$7,200	10.38%	1.00%	August 27, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568905. Member loan 568905 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	State of New Jersey	Debt-to-income ratio:	15.48%
Length of employment:	2 years	Location:	Bridgeton, NJ

Home town:
Current & past employers:	State of New Jersey
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	81
Revolving Credit Balance:	$7,103.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 568915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568915	$3,000	$3,000	10.75%	1.00%	August 25, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568915. Member loan 568915 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Arnoff Moving &Storage	Debt-to-income ratio:	18.39%
Length of employment:	10+ years	Location:	Poughkeepsie, NY

Home town:
Current & past employers:	Arnoff Moving &Storage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Well deserved vacation. Been working for the same company for 15 years... very secure. Paying my obligations are my first priority. This monthly payment fits very well into my budget.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,482.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 568928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568928	$6,500	$6,500	7.51%	1.00%	August 25, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568928. Member loan 568928 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,700 / month
Current employer:	Prudential McLaughlin Realtors	Debt-to-income ratio:	2.24%
Length of employment:	3 years	Location:	St. Louis, MO

Home town:
Current & past employers:	Prudential McLaughlin Realtors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > This loan will be used to help fund the downpayment for a rental property. Banks are very conservative these days and are wary of providing a construction loan, a loan where they lend the purchase price of the property plus the money to rehab it. But after 6 months of seasoning (meaning having the property leased for 6 months), two banks that I have a relationship with will refinance a stabilized property on a longer term loan. They will refinance the home for the original loan amount plus the downpayment. Thus, I will get my downpayment back and pay off my Lending Club loan. In the meantime, the rents and the interest carry portion of the construction loan will cover the payments. I am a good candidate for this loan because I have over $10,000 in savings, I have good credit, I'm an experienced rental manager, and I've been on my current job for 3 years with a 100% occupancy on the rental units I manage with minimal turnover time each year. Besides a $200 medical bill in college (5 years ago) that was paid late, I have never had a late payment on anything. I have a personal mortgage, three investment properties with a partner, and one investment property on my own. I have 5 years of management and property rehabilitation experience dealing with every aspect of rental real estate. I currently manage 60 rental units. I have already stabilized a rental home in the same neighborhood where this property is located, which I financed myself. My first property is leased at $700/month. After the seasoning period, my payment will be less than $200/month on a 20 year note with a $25,000 loan balance. This new property will be the same. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,603.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 568944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568944	$7,200	$7,200	13.61%	1.00%	August 26, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568944. Member loan 568944 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Miami Dade College	Debt-to-income ratio:	19.61%
Length of employment:	10+ years	Location:	MIAMI, FL

Home town:
Current & past employers:	Miami Dade College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > I’m a department manager at Miami Dade College since 1997. I want the money to pay for home renovations for my home. I lived in this address for more than 18 years. I’m a stable responsible person.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	76
Revolving Credit Balance:	$108,634.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of the house mortgage is $100,000.00 and the current value based on zillow is $130,000.00
Please explain your huge revolving credit balance of $108,634.	I don???t have such a high balance, except my house mortgage.
Your credit report shows us: Revolving Credit Balance: $108,634.00 Maybe you have have a HELOC (Home equity line of credit)? Please specify all your debts (inclucing any HELOC): Type (e.g. Credit card), Interest Rate, Balance, Monthly payments actually paid. Thank you.	I have the Heloc of 100,000.00. My mnthly payment is $400.00 a month. I have two credit cards. One I owed $1500.00 and I paid $75.00 a month. My second credit card is for 5,000.00 and I paid $200.00 a month.

Member Payment Dependent Notes Series 568971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568971	$7,750	$7,750	18.67%	1.00%	August 26, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568971. Member loan 568971 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Advanced Distribution Systems	Debt-to-income ratio:	24.65%
Length of employment:	2 years	Location:	PARK RIDGE, NJ

Home town:
Current & past employers:	Advanced Distribution Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,017.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Thank you for your inquiry, I have a Bank of America that I had to close because they were going to jack my APR up to a loan shark rate of 32%. I closed it which is a horrible reflection on your credit report to keep it at the current APR of 15.9%. I want to clear that balance of $2900.00. Then I have a Discover Card that hiked the APR up with this economic tail spin from 12.9% to 16.99%. That balance is $3100.00. My wish is to close that out with a zero balance. Lastly, my Chase credit card did the same thing, raising the APR, taking advantage before Obama's law went into effect, (all the credit card companies fleeced America in my humble opinion in lieu of the law taking effect (last February). I owe $1400.00 on that, I will pay that off and close it too. That APR is now 23.99%. I want to decrease my revolving credit and combine those 3 payments to each creditor into 1. If iot had not been for me having to close out the credit card while I still owe a balance, my credit score would be increasingly higher, in 15 years, I have never missed any payments on any auto loan pr credit card that I have ever had. Thank you again for your inquiry/consideration.
What is Advanced Distribution Systems and what do you do there?	We are a 3rd party distribution and logistics company, Been in business since 1979. I am an Account Executive and manage the entire distribution and logistics, worldwide for 3 separate companies. There's a great deal of responsibility, I absolutely have job security amd love what I do. Our biggest account is a DOW member.
How much are you currently paying each month on the debts you plan to pay off with this loan?	Hi HHIslander, I am paying approximately $350.00 a month between all 3. At times more, at times less. I try to always pay more than the minimum due. I have already taken measures to cut my expenses, refraining from entertainment on the weekends, not buying coffee/lunch anymore, etc. I would pay my loan off in less than the 36 months. With my Christmas bonus etc. Thank you for your inquiry.
are you the sole wage earner in your household?	Good morning oletello, yes I am as I have zero dependents, just me. Single status.
Hello, I have no questions, just a suggestion. In order to expedite funding of your loan, I would suggest verifying your income through Lending Club. This process involves submitting 2 recent paystubs. Doing this will make your loan come up on more filters and increase lender confidence in your ability to re-pay.	I will heed your advice. Once I am home this evening from work, I will make the call and ask them how to proceed ahead with submtting my last 2 pay stubs. Thank you very much for that suggestion, I appreciate it.

Member Payment Dependent Notes Series 568979

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568979	$2,000	$2,000	13.23%	1.00%	August 30, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568979. Member loan 568979 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,719 / month
Current employer:	Jewel-Osco	Debt-to-income ratio:	1.69%
Length of employment:	5 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Jewel-Osco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > I am planning to use this loan to help move myself and family to a different state. I believe I am a good borrower because of the loans and credit cards I have/had, I have never missed a monthly payment.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$876.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 569002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569002	$4,000	$4,000	14.35%	1.00%	August 26, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569002. Member loan 569002 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,993 / month
Current employer:	Chesapeake Veterinary Surgical Specialis	Debt-to-income ratio:	22.32%
Length of employment:	< 1 year	Location:	Gwynn Oak, MD

Home town:
Current & past employers:	Chesapeake Veterinary Surgical Specialis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > I have recently started a new job in the veterinary field which offers much better job stability than the retail job I used to hold. I am requesting a loan so I can pay off higher interest rate credit cards.I take responsibilty for my bills and other obligations, but I also have strong family support to assist me in case of unexpected trouble.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	36
Revolving Credit Balance:	$10,711.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 569054

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569054	$20,000	$20,000	14.84%	1.00%	August 31, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569054. Member loan 569054 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,783 / month
Current employer:	Cigna	Debt-to-income ratio:	5.34%
Length of employment:	2 years	Location:	Manchester, CT

Home town:
Current & past employers:	Cigna
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	32
Revolving Credit Balance:	$11,427.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
- What is your monthly budget? - How much do you save each month? - You already have 11k in debt, which is half of the cost of the wedding loan. Do you have a plan for reducing that? - Are you the sole wage earner in your household (or will you be after the wedding)? If not, how much income does/will your spouse contribute?	Household income approx 200K including all my investment returns. She will work. Except this one Rest of my debt will be getridoff in 6 months any way.

Member Payment Dependent Notes Series 569090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569090	$15,000	$15,000	11.49%	1.00%	August 30, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569090. Member loan 569090 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,958 / month
Current employer:	Vertrade d.b.a Systeam	Debt-to-income ratio:	16.13%
Length of employment:	10+ years	Location:	miami, FL

Home town:
Current & past employers:	Vertrade d.b.a Systeam
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Seeking funds to start a partnership with a small telecommunication company while still holding my position at the company for which I have been working since 1998. The business model is as good and profitable as one can be considering the initial investment. I have good records of paying back loans.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,230.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
NO description or details about business. N0 Purposes how $ intended to be spent doing what? Consequently NO NO ='s NO funding.	seeking funds to pay for some ground work to be done and also for the operations. trying to partner up with a small telecommunication service provider to generate the profit.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. The total balance is $254,407.10. No HELOG and/or second mortgage. 2. The current market value is $260,000.00. Thank you.
I think what member 505570 was getting at is that you may want to give a brief synopsis of your business plan to include specifics about how you'll turn this initial funding into revenue, what other sources of funding you're seeking (total initial investment), etc. What do you plan to do about repayment if the business fails? Separately, what is the 18,230 in revolving debt listed in your credit report summary? Thanks in advance.	I will be partner up with a small telecommunication company to generate revenue by utilizing their existing technology and customer base (wholesale). My contribution will be used to cover the cost of addtional equipment to handle more volume. In addition to the loan request with lendingclub.com, I've also used my credit card to pick up the equipment, which represents most of the debt listed on the credit report. These equipment are priced between $5,000 and $10,000 depending on the capacity. I've also invested cash available into this venture. Since I will still be holding my position at the company for which I have been working since 1998, I am confident that I will be able to cover the repayment even if (knocking on wood) it does not go as planned. Thank you for your interest.
Am interested, however, can you elaborate on the business model here? as i understand this venture, you are partnering with existing telco, and entry into partnership consists of additional equipment, which you are looking to fund thru this loan. additional equipment is needed to generate additional revenue. Where I am stuck is why doesnt the telco simply seek funding independently to expand their infrastructure? Are they cash strapped and have poor credit and cant get funding I wonder? Appreciate your feedback.	It is not that they do not have or cannot get cash but that they are trying to get into the market to which I have access. That's what interests them to work with me more than my financial investment. Thanks.

Member Payment Dependent Notes Series 569095

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569095	$2,150	$2,150	14.72%	1.00%	August 27, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569095. Member loan 569095 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Creative Identity	Debt-to-income ratio:	12.70%
Length of employment:	1 year	Location:	Long Beach, CA

Home town:
Current & past employers:	Creative Identity
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$963.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 569097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569097	$12,000	$12,000	10.38%	1.00%	August 27, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569097. Member loan 569097 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Telecare Corporation	Debt-to-income ratio:	14.53%
Length of employment:	< 1 year	Location:	Fullerton, CA

Home town:
Current & past employers:	Telecare Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Want to improve my credit score and make a fresh start towards my financial future.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,947.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Visa card BOA - $ 5000.00 MC Citibank - $ 5000.00 Amex - $2000.00 All the above will be paid off with this loan. Thank you.

Member Payment Dependent Notes Series 569128

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569128	$3,600	$3,600	13.23%	1.00%	August 25, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569128. Member loan 569128 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Boeing IDS	Debt-to-income ratio:	17.54%
Length of employment:	10+ years	Location:	Troy, MO

Home town:
Current & past employers:	Boeing IDS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Flitestar 3-axis control enclosed Part 103 ultralight.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,528.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Can you please define HELOC? I owe 269000 and I estimate its worth at 290000.

Member Payment Dependent Notes Series 569162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569162	$12,500	$12,500	14.35%	1.00%	August 30, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569162. Member loan 569162 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	SB New York	Debt-to-income ratio:	2.34%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	SB New York
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,261.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1)Why did you have 3 inquiries in the last 6 months? 2)What is SB New York, and what do you do there?	Two of the inquiries are actually from The Lending Club. There was a technical problem with my log in that they resolved by canceling my application. So I resubmitted the application. The third was Citibank. I have card with them that has an $8000 limit, but is reported as a $0 limit. So I called to see if they could convert that card to one that reports the limit, and they did a hard inquiry. SB New York is the parent company that owns Metro US newspaper, which is the 4th largest daily in the US. Metro has editions in NYC, Philadelphia, and Boston with Metro Long Island launching in September. I work on the publishing side in ad sales. My clients include McDonalds, Chipotle, and Dr Pepper, as well as many local businesses. I hope this satisfies all your questions. Please don't hesitate to ask if you have any more. Cheers, David
Hello, I am interested in funding your loan and congratulate you on your future engagement. Your income suggests that you may have sufficient cash flow to pay off the loan earlier than the 36-month loan period. How long do you expect to take in paying off the loan? Thanks and congratulations! David	One of the main reasons for the loan is to establish a new installment account. I currently have a credit mix that is more revolving than installment, so this loan is partly meant to balance that. Most people have a car note they pay as an installment account, but since I live in Manhattan I do not own a car. To answer the question of how long I expect to take to pay off this loan I would say between 12-18 months. Thank you for the wishes of congratulations, and please don't hesitate to ask if you have any other questions. Cheers, David

Member Payment Dependent Notes Series 569182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569182	$4,800	$4,800	7.14%	1.00%	August 25, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569182. Member loan 569182 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Tops Engineering	Debt-to-income ratio:	19.95%
Length of employment:	< 1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Tops Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > I have a couple of credit cards I want to pay off and close the accounts. The APR on this loan would help save me money and ultimately allow me to pay off my balance quicker.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,901.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tops Engineering and where did you work prior to that?	Tops is a software company and my title is Technical Support Agent. Prior to this, I work at another software company (HRsmart) as a System Administrator.

Member Payment Dependent Notes Series 569188

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569188	$6,400	$6,400	13.23%	1.00%	August 25, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569188. Member loan 569188 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	CitationAir LLC	Debt-to-income ratio:	16.16%
Length of employment:	4 years	Location:	Louisville, KY

Home town:
Current & past employers:	CitationAir LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Installing an updated building on property. Borrower added on 08/23/10 > Since I am new to this service, I am not sure how everything works. I have been asked a question by an investor, and I answered it, however I cannot see my answer posted. I have been advised by customer service that it takes a while for the answer to post. So, the answer should post relatively soon. Feel free to forward any additional questions, and I will happily answer them for you as soon as I can.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,338.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CitationAir LLC and what do you do there?	CitationAir is one of the leading fractional aircraft ownership company. I am a pilot for them. Prior to working for CitationAir (which is a subsidiary of Cessna Aircraft Company, which itself is a subsidiary of Textron) I have been an airline pilot for a Regional Carrier working under USAirways and United contract since 1999. So, I have been an airline pilot since then.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Official appraised value at 168000 as of July 2009, Balance of the sole loan on my house is 160000. Appraised value of the house is in line with the tax schedule, paid yearly via escrow. Home owner insurance increased to 170000 as of March 2010.

Member Payment Dependent Notes Series 569190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569190	$10,000	$10,000	19.41%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569190. Member loan 569190 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Maranatha Stone, LLC	Debt-to-income ratio:	12.53%
Length of employment:	1 year	Location:	Stigler, OK

Home town:
Current & past employers:	Maranatha Stone, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > I have a great job and make decent money. I am a responisble person who really just wants to get previous credit card debt paid off and have one convenient monthly payment. I have not been late on my payments, but if I continue to only make the monthly minimum payment I will be paying what I am currently paying 20 years from now and still have the debt! I am just trying to get on the five year plan and no more!! I have learned my lesson and have no intentions of getting myself in this situation again.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,677.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Maranatha Stone, LLC and what do you do there?	I am the Office Manager for Maranatha, which is a stone quarry.
Please note that credit cards are a form of revolving credit. With this in mind, please explain the following conflicting information if you are willing and able to do so: a) from your description: "just wants to get previous credit card debt paid off and have one convenient monthly payment" b) from your Transunion credit report as of 8/23/10: revolving credit balance: $11,667 c) amount you requested: $19,000	I also have debt in my ex husbands name that I was conveniently "awarded" in our divorce which makes up for the difference.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	The current debt that I am consolidating is a little over 18,000. Which is two credit cards that have a 23.5 APR and my auto which is a good rate at 10% but I am still trying to achieve one payment. I currently pay over $600 a month for these 3 payments so an ideal payment would be set at $500 and I should be able to continue to pay $600 each month. I chose the longer period to allow a little breathing room. This is definaltey a start to my plan for reducing my debt. With this loan I will be debt free in 5 years, aside from my home, and should be able to save. I will no longer use credit cards. Period. To an extent I am the sole wage earner. However I co-own my home and we pay the mortgage together. I hope this helps with your decision!
thank you for the information about your debts and the portion of debt related to divorce. i have a few more questions related to understanding your financial picture: how much is the total monthly mortgage payment (including mortgage insurance payment, if applicable)? how much is your share of this monthly mortgage payment (including mortgage insurance payment, if applicable)? how much is your monthly car payment?	My total monthly mortgage portion is $340. My car payment is only $200, but will also be paid off with this note. I hope this helps!
Could you please clairify in detail what debts you intend to refinance with this 10K loan. For each, please specify: Type (e.g. Credit card), Interest Rate, Balance, Monthly payments actually paid. Thank you.	For this loan I intend to pay off a high interest credit card (29.99 APR) that is just below 7,000 and the balance will be applied to another 29.99 APR that has a balance of 4600. I know that the loan is not as much as my payoffs, but being able to pay that much will greatly reduce my monthly payments which, after double checking, are right at $400 currently. These cards will no longer be used. Thank you for your consideration!
On 8/27, you mentioned that you will also pay off your car loan? What is the APR of the car loan? The 10K of this note does not seem to be enough to pay $7000, partial towards $4,600 and the car loan? Thank you.	You are correct, they lowered my orignial amount so I am choosing the items with the highest interest rate to payoff. My car loan has only 9.89 APR so it makes since with the new, lower loan amount to keep the car note and payoff the high interest items first.

Member Payment Dependent Notes Series 569200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569200	$13,000	$13,000	10.38%	1.00%	August 27, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569200. Member loan 569200 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,533 / month
Current employer:	CSC	Debt-to-income ratio:	11.72%
Length of employment:	< 1 year	Location:	Stone Ridge, VA

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Planning to consolidate my debts with this loan. My credentials include an excellent credit score, stable job with over 15 years of industry experience and I consistently save 16%-20% of my monthly income. I plan to payoff this loan as soon as I am able to in order to save on the interests. Thanks for looking. Borrower added on 08/26/10 > Since I have been getting alot of questions regarding my revolving debts, I figured I'd list it here so that potential investors can see: The amount that I owe on credit cards is actually at $34.5k (credit report has not updated). These debts are listed below. Credit Card 1: $13,500.00 Credit Card 2: $11,300.00 Credit Card 3: $3,000.00 Credit Card 4: $7,000.00 (joint account) I plan to payoff Credit Card 1 with this loan (it's the highest interest rate out of all my cards). The rest of my credit card debts were accumulated through the purchase of goods to be sold on ebay. I plan to payoff a major part of this debt, if not all of it, within the next 6 months as I start liquidating my inventory. As for my savings of 16-20%, this is accumulated by me maxing out my 401k contributions at work. Currently, the law lets me put a max amount of 16.5% and my employer matches 3%. Depending on my other income during the month (bonus at work, ebay income), I either try to pay down my credit card debt or save what I am able to in an interest earning MMA. Please let me know if you have any other questions. Thanks again for your consideration.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,252.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, thanks for your interest. The total balance of my home is 370k. I do not have any HELOC. The current value of my home, as quoted on zillow.com, is 389k. Please let me know if you have any other questions.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, thanks for your interest. The total balance of my home is 370k. I do not have any HELOC. The current value of my home, as quoted on zillow.com, is 389k. Please let me know if you have any other questions.
What is CSC and what do you do there? How is business these days?	Thanks for your interest. CSC (Computer Sciences Corporation) is a Fortune 500 company. I am in the Public Sector at CSC, so business these days is very good.
You have a revolving credit balance of over $37,000. Please account and lists the debts that make this up amount. You have stated you save 16-20% of you income. Where are you saving this? How did you incur $37,000 worth of unsecured debt while saving 16-20% of your income? Thank you for the details.	Hi, thanks for your interest. The amount that I owe on credit cards is actually at 34k (credit report has not updated). These debts are listed below. Credit Card 1: $13,500.00 Credit Card 2: $11,300.00 Credit Card 3: $3,000.00 Credit Card 4: $7,000.00 (joint account) I plan to payoff Credit Card 1 with this loan (it's the highest interest rate out of all my cards). The rest of my credit card debts were accumulated through the purchase of goods to be sold on ebay. I plan to payoff a major part of this debt within the next 6 months as I start liquidating my inventory. As for my savings of 16-20%, this is accumulated by me maxing out my 401k contributions at work. Currently, the law lets me put a max amount of 16.5%, with my job matching up to 3%. Depending on my other income during the month, I either try to payoff my credit card debt or save what I am able to in an interest earning MMA. Please let me know if you have any other questions. Thanks again for your consideration.

Member Payment Dependent Notes Series 569223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569223	$5,900	$5,900	7.88%	1.00%	August 27, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569223. Member loan 569223 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Allstate	Debt-to-income ratio:	22.99%
Length of employment:	5 years	Location:	Newark, CA

Home town:
Current & past employers:	Allstate
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Thank you very much for taking the time to read my loan request. I work full time and enjoy my job very much in helping people. Currently my vehicle has died and so I am looking to get a new vehicle for my family so I can get to work and we can have another car for us. I am just about done paying my first loan with Lending Club and have been perfect since. I feel I am a good candidate for your support due to the hard work I have put in improving my credit score over the past few years. I take pride in keeping this peer to peer lending relationship so that is why I will pay back every dollar. Thanks again, and I hope you will support my listing.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	23
Revolving Credit Balance:	$793.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you verify your income ?	Yes I can verify my income and as this moment the credit review team is going over it right now as well. Thanks, Jason.

Member Payment Dependent Notes Series 569318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569318	$4,000	$4,000	15.95%	1.00%	August 25, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569318. Member loan 569318 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	STAPLES	Debt-to-income ratio:	3.68%
Length of employment:	5 years	Location:	Birmingham, AL

Home town:
Current & past employers:	STAPLES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > Looking to combine monthly payments into one concrete payment instead of spread unevenly across the month. Borrower added on 08/24/10 > I have NEVER missed a payment in my 6+ years of credit history. The majority of my payments are 110-150% of the minimum amount due. Borrower added on 08/24/10 > I also have held this job for 5 years 6 months and 9 days. My knowledge and expertise in all facets of the store allow for such job security. I'm also in line for a promotion to the specialist position in my department which will be a 25% to 40% increase in hourly wages.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,369.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at STAPLES?	Pretty much everything. I work every department as needed, but my job title is Copy & Print Center Associate.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My father owns the house. Paid off with inheritance. I think the property appraisal was at $96k.
Greetings. Your revolving credit reflects a balance of $1,369.00 but you are requesting almost $4,000. Could you please qualify the remaining $2,500? What are the debts and the amounts you are looking to consolidate? Thanks and good luck!	BML ~ $2084 OBMC ~ $889 CFNA ~ $510 Car Repair Borrowed from Individual ~ $600 ~ $4083

Member Payment Dependent Notes Series 569379

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569379	$7,750	$7,750	16.45%	1.00%	August 31, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569379. Member loan 569379 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,463 / month
Current employer:	FM Global	Debt-to-income ratio:	21.02%
Length of employment:	3 years	Location:	Walnut Creek, CA

Home town:
Current & past employers:	FM Global
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	6	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,562.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	CC 1000 13.5 will CC 500 12.75 will CC 1500 29.9 will auto loan 10,000 9% -- partial payoff
What is FM Global and what do you do there?	It is a property insurance company and I am a receptionist/admin asssist.
Can you please explain your 2 delinquencies. Thank you	I think what you are asking about is my son's medical bill that I was disputing since I believed my insurance should have covered it and in the process was sent to collections - this was paid in full. The other I think is the capital one loan that was actually paid in full and I will be disputing soon. Thanks for your quesion.
What are the interest rates on the CCs listed above?	15.9%, 10% and 29.9 -- thank you for the question.
Why do you want to refinance your 15.9% & 10% cards with a LC loan at 16.45%. You will pay more in interest, it will take you longer to pay off (for the same monthly payment) and you will have to pay the fixed LC origination fee ($349)?	I want to consolidate to one payment for all my credit cards - plus those two carry a yearly fee and so my plan is to pay them off and close them. And then there is the 29.9 on the third card that citi refuses to lower. My plan is to pay off this loan in less than three years. Thanks for the question.

Member Payment Dependent Notes Series 569402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569402	$20,000	$20,000	11.12%	1.00%	August 30, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569402. Member loan 569402 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	McCook Cold Storage	Debt-to-income ratio:	0.16%
Length of employment:	4 years	Location:	ELmhurst, IL

Home town:
Current & past employers:	McCook Cold Storage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > I am using the funds to restore a 1957 Chevy Bel-Air. Thank You for your consideration!

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$132.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What is your job at McCook Cold Storage? Art	I am in charge of overseeing day to day operations.
What is McCook Cold Storage and what do you do there?	It is a frozen food warehouse. I oversee day to day operations.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 120,000 first no HELOC 2. 300,000 using comparables in the neighborhood
Hello, I'd like to know if you are restoring to car to sell or for personal use. Thank You	I am restoring the car for personal use. I have put 30k into it and the lask 20k will be used to finish it. The car value once completed will be at around 54k. This is a complete restoration with a modern LS1 corvette engine and modern drive train and suspension.

Member Payment Dependent Notes Series 569438

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569438	$8,000	$8,000	11.86%	1.00%	August 30, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569438. Member loan 569438 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	University Center At Princeton	Debt-to-income ratio:	13.41%
Length of employment:	3 years	Location:	Princeton, NJ

Home town:
Current & past employers:	University Center At Princeton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > down payment towards a small house

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	41
Revolving Credit Balance:	$2,415.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 569461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569461	$3,000	$3,000	11.12%	1.00%	August 27, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569461. Member loan 569461 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,800 / month
Current employer:	n/a	Debt-to-income ratio:	13.77%
Length of employment:	< 1 year	Location:	Pepperell, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	26
Revolving Credit Balance:	$29,909.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I intend on putting this towards the Amex which I used to fund a new business venture. Discover - $15k - 16.74% Capital One - $5k - 15.89% BOA - $4100 - 11.24% Amex - $5k - 0%
Employer or current source of income?	I own a successful online store. We've been in business 4 years and continue to grow. We forecast reaching $1m in revenue this year with net margins around 13%.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage - $397k. Appraised this month for $450k. We do not have a second mortgage.
Who is your current employer and how long have you worked there? Thank you.	Self employed. Successful 4 year online store with revenues of $1m this year with a net margin of 13%.

Member Payment Dependent Notes Series 569480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569480	$5,600	$5,600	11.49%	1.00%	August 27, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569480. Member loan 569480 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,576 / month
Current employer:	abrasive technology	Debt-to-income ratio:	7.57%
Length of employment:	3 years	Location:	Cardington, OH

Home town:
Current & past employers:	abrasive technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > I am purchasing a park model camper that is well worth 15,000.00 for 6,000.00. I have a credit score of 729 and I plan on having this loan paid off with in 1 year. Thanks for your trust.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	45
Revolving Credit Balance:	$9,311.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is abrasive technology and what do you do there?	Abrasive Technology is the world's leading manufacturer of products that grind, polish and condition surfaces. I manufacture medical tools.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	96000.00 and unfortunately w/ housing mkt. according to Zillow the current value is 82700.00. I currently do not have a HELOC. I have lived here for 10 years and 11 months and have never been late on any payments and my credit score is 729. Thank You
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	yes and the combined net pay is 3664.00. thanks

Member Payment Dependent Notes Series 569542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569542	$12,250	$12,250	7.51%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569542. Member loan 569542 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,400 / month
Current employer:	lowes home improvement	Debt-to-income ratio:	20.75%
Length of employment:	7 years	Location:	newfield, NY

Home town:
Current & past employers:	lowes home improvement
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > thank-you. this is going to help me pay off my cc faster. I have been with lowes for 7 years and will be withthe company till retirement. thanks again Borrower added on 08/25/10 > thank you all who are investing in m loan. I check out one off my credit cards i will be paying with this loan and i thought the interest was 12.99.to my suprise it is 15.00. so this loan will not only get these credit cards paid off faster but i will be saving money.thanks again. no more credit cards for me!!

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,877.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at lowes home improvement?	work as a product service associate, we get ems every day to do projects in our area's doing displays, taking care of products. ordering brochures. whatever corporate whats us to do..i work in lumber, walls and windows and hardware.i take care of these departments.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello, I will be paying off capital one 8,100 apr is 12.99 and tompkins county trust co 3,100 same apr.I will still have citi bank. and us bank . thanks cathy
Hi - Could you give us a picture of your monthly expenses including the payments of the cards you will be replacing with this loan?	hello, I pay citi bank- 230.00 capital one - 230.00 (paying this one with loan) at&t 39.99 verizon- 61.00 tompkins county trust co. 100.00 ( paying this one with loan) car ins.-35.00

Member Payment Dependent Notes Series 569550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569550	$18,000	$18,000	7.51%	1.00%	August 30, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569550. Member loan 569550 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,042 / month
Current employer:	Mercy Medical Center CHW	Debt-to-income ratio:	9.33%
Length of employment:	4 years	Location:	Merced, CA

Home town:
Current & past employers:	Mercy Medical Center CHW
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > I would like to consolidate my credit cards and pay off within 36 months to no longer have credit card debt and set a deadline for myself. I have NEVER defaulted on any loan/debt.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,622.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	There are 4 credit cards one with Bof A and one with US bank One Home Depot and one with my credit union totaling approx 17,000 APRS vary from 3.9 to 14.9 Home Depots is actually in the high 20's but i have 0% due to a large purchase
What do you do at Mercy Medical Center CHW?	Community Health Educator
Hello, I am interested in helping to fund your loan. Could you please list your monthly expenses? What do you do at Mercy Medical Center? Thank you.	Community Educator car payment, cell phone, these credit cards, and I have two rental properties that have mortgages on them one has a monthly payment of $455.00 and rent is $850.00 the other is $266.00payment and rent is $1000.00
What is the current rate and amount owed on the debt you wish to consolidate?	about 17,0000 and rates vary (4 cards) 0% to 14.9% the one that is 0% is Home Depot but I have to payoff before a certain date or it will be the normal rate somewhere in the 20 percentiles

Member Payment Dependent Notes Series 569568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569568	$4,600	$4,600	7.88%	1.00%	August 26, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569568. Member loan 569568 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	LAYTON MANUFACTRING	Debt-to-income ratio:	10.38%
Length of employment:	10+ years	Location:	ELMONT, NY

Home town:
Current & past employers:	LAYTON MANUFACTRING
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	23
Revolving Credit Balance:	$9,122.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 569576

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569576	$9,200	$9,200	11.86%	1.00%	August 30, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569576. Member loan 569576 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Wiley	Debt-to-income ratio:	10.09%
Length of employment:	< 1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Wiley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > consolidation

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	4
Revolving Credit Balance:	$10,280.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	paying off with this loan: credit card/$8900/25% credit card/$550/25% not paying off with this loan: credit card/$4900/11% line of credit/$4800/11% student loan/$4800/3.25% credit card/$879/8.99%
What is Wiley and what do you do there? Where did you work prior to Wiley?	Wiley is a book publisher. I am an acquisitions editor. I worked as an editor for Elsevier for four years prior to start this job.

Member Payment Dependent Notes Series 569581

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569581	$5,000	$5,000	7.51%	1.00%	August 27, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569581. Member loan 569581 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,882 / month
Current employer:	n/a	Debt-to-income ratio:	9.56%
Length of employment:	n/a	Location:	Birmingham, AL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Will use funds to consolidated bills and save more money. I have always tried to be reponsible in paying my debts and understand how important it is to have good credit.I am presently retired and receive a monthly retirement check that is very stable.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1975	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	79
Revolving Credit Balance:	$3,762.00	Public Records On File:	1
Revolving Line Utilization:	16.00%	Months Since Last Record:	75
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.1. no 2.none 3.myself and spouse. 4.95,000 5. 33 years

Member Payment Dependent Notes Series 569623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569623	$6,000	$6,000	11.86%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569623. Member loan 569623 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	DAYTON FREIGHT LINES	Debt-to-income ratio:	4.20%
Length of employment:	8 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	DAYTON FREIGHT LINES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > married couple with three children, both have secure jobs, no late payments to mortgage, car or credit cards, but interest rates on cards has gone up to 25% on some, so would like to be able to pay these off and start fresh. Hope you are willing to give us that chance.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,388.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We only have the original mortgage, no home equity loan. we just purchased our house in October. Market value is about 220,000. Owe about 170,000

Member Payment Dependent Notes Series 569663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569663	$8,000	$8,000	15.21%	1.00%	August 30, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569663. Member loan 569663 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	mccarley construction	Debt-to-income ratio:	9.60%
Length of employment:	3 years	Location:	warner springs, CA

Home town:
Current & past employers:	mccarley construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	19
Revolving Credit Balance:	$861.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at mccarley construction?	Mostly run heavy equipment
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I live on an indian reservation and do have to pay any rent or mortgage. My grandfather owns my house.
- what do you want to do to upgrade your house? How much value will it add to your house?	air conditioning ,deck and porch
are you the sole wage earner? how much do you save each month?	my wife works part time ,save about four hundred

Member Payment Dependent Notes Series 569735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569735	$12,250	$12,250	13.23%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569735. Member loan 569735 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,933 / month
Current employer:	The Ant Farm LLC	Debt-to-income ratio:	23.08%
Length of employment:	4 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	The Ant Farm LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 >I would like to consolidate the credit card debt I have left over from college and being unemployed. I ALWAYS pay my bills on time. The proof is on my credit report. Thank you.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,650.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello, Thank you for your interest. Here is my credit breakdown: *Will* be Paid Off With Loan: 1. Capital One Mastercard $2,686 at 11.15% 2. Bill Me Later $2,297 at 19.99% 3. Chase Credit Card $2,058 at 16.24% 4. Victoria's Secret Credit Card $1,355 at 24.99% 5. Nordstroms Credit Card $2,435 at 22.9% 6. Best Buy Credit Card $204 at 24.24% 7. Capital One Visa $492 at 10.9% *Won't* be Paid Off With Loan: 1. Citibank Credit Card $10,848 at 13.24% I understand that some of the cards I will be consolidating have a lower APR than the loan rate. But overall I will be saving at least $200 in monthly payments. In a few months I will be 27, and my goal is to pay off all my debt by the time I am 30. This will help me pay more than the minimum payment on my remaining debt, while successfully paying off the loan as well. Thanks again, Leigh G.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	I am completely independant, except for the fact that I recently moved back into my mother's house (in order to save some extra money for a while). I give her $100 a month to help out. I drive a 2003 Ford Focus which I own and is completely paid off. My car insurance is $125 per month. My cell phone bill is $80 per month. I budget about $250 per month for groceries and food. I pay $150 per month towards my student loan. I bring in approximately $2000 a month after taxes. I should be getting a nice raise soon for an upcoming promotion. Thank you, Leigh G.

Member Payment Dependent Notes Series 569751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569751	$6,500	$6,500	13.98%	1.00%	August 26, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569751. Member loan 569751 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	HITACHI CONSULTING	Debt-to-income ratio:	16.77%
Length of employment:	4 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	HITACHI CONSULTING
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > home owner with stable, well paying job on an explicit budget plan to consolidate debt and further improve credit in preparation for marriage and consolidation of finances with future spouse

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	4
Revolving Credit Balance:	$27,152.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is HITACHI CONSULTING and what do you do there?	Hitachi Consulting is the global business and IT consulting company of Hitachi Ltd. We provide our clients with industry, business, and technology expertise. I joined the company over 4 years ago to help build and develop our expertise in business intelligence and financial consolidation - contributing over 10 years of experience in the field.
Please detail your $27k in revolving debt. Also, please explain the credit delinquency from 4 months ago. What income will your future spouse be adding to the household?	Delinquency occurred because I was hospitalized and recovering from the removal of a 30 pound benign ovarian tumor. I paid it as soon as I was physically able.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 140k 2. 170k
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	This is why I have joined the LendingClub - not megabank..I hope that when I am able, I will invest in others just as you have invested in me.

Member Payment Dependent Notes Series 569816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569816	$5,000	$5,000	14.84%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569816. Member loan 569816 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Rebublic Nat'l Dist Co	Debt-to-income ratio:	20.58%
Length of employment:	4 years	Location:	FORT LUPTON, CO

Home town:
Current & past employers:	Rebublic Nat'l Dist Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > Thanks for lending me a loan!

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	41
Revolving Credit Balance:	$16,339.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Rebublic Nat'l Dist Co and what do you do there?	Type your answer here.Republic National Distributing Company, I work in the warehouse.
Specifically, what are the loan proceeds to be used for? How much do you pay each month on your revolving credit balance?	Type your answer here. A car, $337.00
What is the major purchase?	Type your answer here. A car.
Describe the car. What is the total purchase price?	Type your answer here. Car is an 03 Saturn LW, $5247 is the payoff.
It sounds like you are paying off an existing car loan. If that is the case, what are your current monthly payments? What is the remaining term of the loan?	Type your answer here. I'm buying the car from a friend. $340, i want to say a year or so. The friend doesn't live in the states any more.

Member Payment Dependent Notes Series 569861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569861	$3,000	$3,000	13.98%	1.00%	August 26, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569861. Member loan 569861 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	CONNORS AND SULLIVAN ATTORNEYS AT LAW PLLC	Debt-to-income ratio:	0.57%
Length of employment:	< 1 year	Location:	Sunnyside, NY

Home town:
Current & past employers:	CONNORS AND SULLIVAN ATTORNEYS AT LAW PLLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > Apartment Funding Borrower added on 08/24/10 > This money is to fund first month's rent, broker's fee (if applicable) and security deposit. I am getting an apartment closer to work, with lower rent than my current residence. I am an attorney, employed full-time in a Brooklyn firm.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,900.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you already located the apartment you are going to move to?	Not yet. I am moving to Bay Ridge, Brooklyn. I currently live closer to Manhattan, in Queens. In Bay Ridge, rent is much cheaper - I am aiming to rent a studio for around $1,000 per month (I am presently paying $1475). I have seen plenty of apartments advertised at around $1,000, although as my current lease does not end until Sept 30, it is still a little early to sign a new lease.

Member Payment Dependent Notes Series 569928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569928	$3,000	$3,000	14.35%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569928. Member loan 569928 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	AT&T	Debt-to-income ratio:	16.14%
Length of employment:	1 year	Location:	New york, NY

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$976.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at AT&T?	I work in a COR store as a Sales Support Representative. Its a Customer Service position.

Member Payment Dependent Notes Series 569960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569960	$15,000	$15,000	11.86%	1.00%	August 30, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569960. Member loan 569960 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Graves Dougherty Hearon and Moody	Debt-to-income ratio:	19.50%
Length of employment:	5 years	Location:	Austin, TX

Home town:
Current & past employers:	Graves Dougherty Hearon and Moody
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > My husband and I are trying to get rid of credit card debt that we racked up when moving to Austin. It's been difficult with law school loans, etc. This way we can cut up all but two of our cards and concentrate on at least being credit card debt free. (Then we'll move on to getting rid of the law school loans.) This will save us about $150 - $200 a month in payments, which we can then put toward the remaining two cards. Let me know if you have questions. Thanks! Borrower added on 08/25/10 > Just wanted to note that the gross monthly income list is mine alone. My husband's gross monthly income is about $8,000.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	45
Revolving Credit Balance:	$32,333.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Graves Dougherty Hearon and Moody?	I'm an attorney.
I am interested in funding your loan. Since this is a crediet card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Those to be paid: Visa - $ 616 - 29% Visa - $7,800 - 24% Visa - $900 - 24% Visa - $1,200 - 13% MC - $3,500 - 13% Those to receive what is left of the funds: Visa - $9,300 - 9.9% MC - $13,700 - 7.8% Trying to pay off those cards with the higher interest rates and just get rid of as many accounts as we can.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you. We have never defaulted on a loan or debt and we are not about to start. We are very grateful for the confidence that you are placing in us and we will definitely take this obligation seriously.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our mortgage balance is about $395,000 and the approximate market value of our home is $430,000 - $440,000.
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	As of today, we plan to take 3 years. However, if we can, we would like to pay it off sooner. Possibly within 1 - 2 years depending on if or when we receive bonuses from our employers, big tax returns, etc.
.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Mortgage - 2800 Cars - 930 (although this will be cut in 1/2 by the end of the year, 1 car will be paid off) gas/electric - $200 Life Insurance - $120 Cable/internet/phone - $200 Childcare - $1600 (also about to decrease about $200) Groceries/eating out - $1200 Law School loans - $850 Cell phones - $100 gym - $140 Plus I have about $350 taken out of my paychecks for health insurance and hsa.
Hi, I'm also interested in funding your loan. My question is, with combined monthly income of ~$20,500 (about $250,000/year) and monthly expenses that you listed of only $8,500/month, are there other obligations that you haven't listed?	the combined monthly income listed is gross, so we take home about $13,000 a month after taxes, insurance, 401k, etc. I did notice that I forgot to mention car insurance ($170) and then I didn't include credit card payments which right now are about $1100 or so a month (we always try to pay more than the minimum). The rest goes to gas, diapers, kids activities, clothes, college savings, regular savings, entertainment and other incidentals that vary from month to month. Let me know if you have any other questions. Thanks!

Member Payment Dependent Notes Series 569982

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569982	$1,500	$1,500	11.86%	1.00%	August 30, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569982. Member loan 569982 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,768 / month
Current employer:	Atlanta Mariott Marquis	Debt-to-income ratio:	12.67%
Length of employment:	< 1 year	Location:	ATLANTA, GA

Home town:
Current & past employers:	Atlanta Mariott Marquis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,030.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Atlanta Mariott Marquis and where did you work prior to that?	I work in the Front Office of the Marquis, and prior to that I was a banquet manager at Sheraton Atlanta Hotel.

Member Payment Dependent Notes Series 570032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570032	$4,800	$4,800	15.21%	1.00%	August 26, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570032. Member loan 570032 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Navigant Consulting Inc	Debt-to-income ratio:	19.94%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Navigant Consulting Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > The funds will be used to consolidate two high interest credit cards. The monthly payment for this loan would be significantly lower than the minimum monthly payments for the two credit cards. I have an excellent credit history, have always paid off my loans as agreed, have never been late on payments, nor have ever declared bankruptcy. I have a very stable job at a medium size public financial services/consulting firm.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,268.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Navigant Consulting Inc?	I am a Senior Consultant at Navigant's Disputes and Investigations department. My work involves anti-money laundering investigations.

Member Payment Dependent Notes Series 570056

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570056	$16,000	$16,000	13.98%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570056. Member loan 570056 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	CBIZ Special Risk Insurance Services	Debt-to-income ratio:	8.71%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	CBIZ Special Risk Insurance Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Thank you for taking the time to review my loan request. I am a business professional in my mid thirties and I am interested in refinancing my credit card debt. As I am sure many of your are aware, credit card companies have been increasing their APR and most of the time for no reason. A few of mine have gotten to the point where I feel like making a dent is nearly impossible. I make good money and feel like paying my debt back to this service would make me feel better. I really like the concept of this service and intend to use it once my debt has been paid off. I would much rather my money go to the people rather than the credit card companies. I am a very responsible and conscientious person who will be very happy to invest in others and help those who have helped me. Please feel free to ask me any questions that you like. Again, thank you.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	53
Revolving Credit Balance:	$8,973.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi there, Sorry it has taken me some time to get back to you. I've had my responses bouncing back to me. Currently my debts include (APR/Total): 15%/7900, 30%/3155, 900/23%, 1900/14%, 650/19.9%, 611/19.9%, 430/21.9%. The average APR is 20.53% higher than what it would be here. I cannot list the lender names as my response will most likely be blocked. I hope I was able to shed some light for you and feel free to contact me should you have any additional questions. Thank you.
Welcome to Lending Club Member_733348. (Borrowers and Investors are assigned Member numbers in order to maintain their anonymity, and you are Member_733348 to us) May I ask what CBIZ Special Risk Insurance Services is?	No problem. We are a firm that specializes in tax advisory, outsourced HR and benefits and insurance services.
Greetings and Welcome to Lending Club! Your revolving credit reflects a balance of $8,973.00 but you are requesting almost $16,000. Could you please qualify the remaining $7,000? Also, please take a few minutes to verify your income with Lending Club. Lenders feel much more secure when borrower's income is verified! Thanks and good luck!	Hi there, I'm not sure about the 8973.00 number as my credit cards total much more than that. I put a breakdown in a previous response. Can you tell me where you saw that revolving credit figure? Also, I sent in my income verification to Lending Club this morning so hopefully that has been updated. Please let me know if I can be of further assistance. Thank you.
Thank you for your answers. I don't need the name of the debts, the numbers are what I look at.	No problem. If you need anything else, please do not hesitate to let me know.
Thank you very much for your response. This figure is reflected on your Trans Union credit report. Have you closed any of your current revolving accounts? If you have, this might affect your current revolving credit line!	Hello, Thanks for your question, but unfortunately I cannot see what you are seeing in regards to my income. I submitted all of the necessary paperwork to verify the income, but I do not know what what they have posted on the website.
Thank you very much for your response. This figure is reflected on your Trans Union credit report. Have you closed any of your current revolving accounts? If you have, this might affect your current revolving credit line!	Hi there, I had a credit account that I was forced to close due to the fact that the interest rate was going to skyrocket to 30%. I was given the option to keep the card open and accept that rate, or close the account and keep the rate that I was currently assigned. I chose the latter. I hope that helps. Let me know if you have any other questions. Thank you.
Can you explain the delinquency on your record?	Hi Jayeng, Thank you for the question. However I am not sure specifically what you are referring to. I will admit, I have had a delinquency on my record, but that was quite some time ago. Over the past 4+ years I have tried really hard to get my credit report in order and you will see that it has proven to be successful. I have matured over the years and realize how important my credit is and how it needs to be maintained. I always pay my bills on time and stay up to date on everything now and have for a while. I hope that helps. I understand the answer is a little vague. If you would like anything else answered please feel free. Thank you.
Does your income reflect your net take home pay after taxes or prior to withholding taxes? Thanks.	Hello, I'm not sure which income amount you are seeing as I don't have access to what is posted. I reported my income to Lending Club a couple of days ago though.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	No problem. Please see below: Rent - 850 Utilities - 300 (electric, phone, internet, tv) Food - 200 Gas - 80 Insurance - 90 (car and life) I do not have a car payment. On top of the above mentioned payments I'm also making the payments to my credit cards which total more than what my monthly bill would be if I am fully funded through here. I hope that helps. Please feel free to let me know if you have any other questions.
Are you the sole wage earner?	Yes I am.

Member Payment Dependent Notes Series 570057

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570057	$5,000	$5,000	7.51%	1.00%	August 26, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570057. Member loan 570057 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,476 / month
Current employer:	State Street Bank and Trust Company	Debt-to-income ratio:	3.88%
Length of employment:	3 years	Location:	Kingston, MA

Home town:
Current & past employers:	State Street Bank and Trust Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,755.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at State Street Bank and Trust Company?	I am a CDO Analyst. I've held this position for 3 years, have received spectacular reviews, and have survived all rounds of layoffs. There is no chance I will be laid off or fired, if that's why you inquired.
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have about $3,500 debt on one card, $650 on another, and $2,000 on another. 0% APR on the 3.5k, about 17% on the others. This loan will not be put towards these balances. I recently had bodywork done on my car and will put about 4.5 k on a separate card, then use this loan to pay off this balance. I can assure you that this loan will be repaid. Even if were to have difficulties, my parents would float me whatever I need to make the payments (not that I anticipate any difficulties).
When you say own, does that mean a. you pay no monthly mortgage? b. you have no home equity loan? c. you have the title to the property? Your revolving credit balance is $7,755. Why are you requesting only $5,000? Wishing you well.	I live rent-free at my parents' house. As this is not an available response, I feel that "own and pay no mortgage" gets the message across that I don't rent/have a monthly mortgage obligation.

Member Payment Dependent Notes Series 570090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570090	$14,000	$14,000	13.23%	1.00%	August 30, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570090. Member loan 570090 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	susquehanna international group	Debt-to-income ratio:	13.65%
Length of employment:	< 1 year	Location:	new york, NY

Home town:
Current & past employers:	susquehanna international group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > I will be making monthly payments of $650. When I receive my bonus in January I would like to pay this loan off entirely. Goal is to pay this loan off in 2 years. Not the aloted 3. Any questions please ask.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	32
Revolving Credit Balance:	$17,112.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at susquehanna international group?	corporate bond trader
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	axp 1k 20% citi 4k 20% personal loan 6k 15% disc 2k 10% My plan is to pay more then the minimum payment to get this done in half of the time. And if I receive a good bonus in January this will be paid off then

Member Payment Dependent Notes Series 570124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570124	$1,600	$1,600	6.39%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570124. Member loan 570124 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,346 / month
Current employer:	The University of Chicago	Debt-to-income ratio:	13.64%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	The University of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > A small loan to buy a used vehicle for commuting to work.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,135.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The University of Chicago, and where did you work prior to that?	I have been a graduate student and researcher for the past four years. I was recently hired as a preceptor for the master's program in the University of Chicago's Social Science division. The job involves teaching classes, editing papers and advising MA students. Prior to enrolling as a graduate student I worked at the university as a part-time secretary.

Member Payment Dependent Notes Series 570149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570149	$4,000	$4,000	11.86%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570149. Member loan 570149 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	ila local 3000	Debt-to-income ratio:	3.98%
Length of employment:	10+ years	Location:	new orleans, LA

Home town:
Current & past employers:	ila local 3000
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,495.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 570170

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570170	$9,900	$9,900	14.84%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570170. Member loan 570170 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,100 / month
Current employer:	Janney Montgomery Scott	Debt-to-income ratio:	10.49%
Length of employment:	3 years	Location:	Mount Laurel, NJ

Home town:
Current & past employers:	Janney Montgomery Scott
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,314.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	There is only debt which is the AMEX card. With this loan i would be able to pay off approximately 75% (12k balance) of the owed money. The APR is a bit over 20%.
What rate are you currently paying on your AMEX card? What do you do at Janney Montgomery Scott?	I'm currently paying a bit over 20% on the AMEX card. I'm an operations manager at my firm.

Member Payment Dependent Notes Series 570175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570175	$1,000	$1,000	6.76%	1.00%	August 26, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570175. Member loan 570175 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	First State Bank of Uvalde	Debt-to-income ratio:	8.82%
Length of employment:	6 years	Location:	Concan, TX

Home town:
Current & past employers:	First State Bank of Uvalde
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,407.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at First State Bank of Uvalde?	Branch Manager

Member Payment Dependent Notes Series 570180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570180	$2,000	$2,000	7.51%	1.00%	August 30, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570180. Member loan 570180 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,944 / month
Current employer:	bay valley foods	Debt-to-income ratio:	4.76%
Length of employment:	8 years	Location:	davis, IL

Home town:
Current & past employers:	bay valley foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > for 4 wheeler

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,301.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 570182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570182	$8,000	$8,000	15.21%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570182. Member loan 570182 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	GTECH	Debt-to-income ratio:	9.20%
Length of employment:	1 year	Location:	austin , TX

Home town:
Current & past employers:	GTECH
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	42
Revolving Credit Balance:	$840.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What is Gtech and what do you do there? Also, what was your previous job and how long were you there? Art	GTECH is one of three companie in the world that manage lotteries for different jurisdications. Jurisdictions can be considered state governemnts or governments for other countries. GTECH is the largest provider of lottery transactions and infrastructure. So for example, when you go to a store that sells lottery tickets there is a 90% likelihood that the transaction was made on a GTECH provided terminal and back end database. GTECH is very profitable. We are also in the online gaming business outside of the U.S. I'm a Principal Network engineer. I engineer, manage and support our data network. Our network is run on Cisco hardware. I've been doing this sort of work for 23 years. Prior to GTECH I worked for a company named Affina in a similar role.
What is GTECH and what do you do there? Where did you work prior to that?	GTECH handles 90% of the lottery transactions in the U.S. We design the games, the terminals and also manage that backend databases. We also print the tickets that lottery tickets are played. We also have a large online gaming presence outside of the U.S. In addition to domestic lotteries we manage numerous lotteries for countries around the world. I'm a Principal network engineer and I am responsible for the data network. We have a worldwide network that is quite large.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	133K is the balance of the mortgage. The HELOC was paid off in January of 2008. The home was appraised for 142K in January of 2008. The value Zillow gives is a number that could only make sense to a tax assessor because it give a number that was 1/4th the value for the homes in area and the area has not been hard hit by the economy.
Can you please explain what debt you are consolidating? Thanks.	The truth is that when I filled out the loan request it asked me to name the loan and I thought the name was for my eyes only and named it what it means to me. What I intend to do is get out of the 635 dollar lease on my car and go down to a single car in my family. I don't have any problems paying the 635 but since my wife took a job right down the street from me there's no need for the car. Getting rid of the car will allow me to take the the funds normally used for the car payment and eliminate the revolving debt I have.

Member Payment Dependent Notes Series 570215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570215	$4,000	$4,000	10.75%	1.00%	August 30, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570215. Member loan 570215 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Dahlgren Naval Base	Debt-to-income ratio:	11.15%
Length of employment:	< 1 year	Location:	Ruther Glen, VA

Home town:
Current & past employers:	Dahlgren Naval Base
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$647.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Dahlgren Naval Base, and where did you work prior to that?	I am an advisor in the Human Resources department. I just graduated from The College of William & Mary with a bachelors degree in Business Administration. During my tenure as a student I worked at Ruby Tuesday as a server and interned at a court reporting office.
Are you maintaining your current employment after you complete your move?	Yes, I am actually moving to be closer to work.

Member Payment Dependent Notes Series 570266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570266	$4,500	$4,500	11.49%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570266. Member loan 570266 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,516 / month
Current employer:	High Point Treatment Center	Debt-to-income ratio:	14.57%
Length of employment:	10+ years	Location:	Raynham, MA

Home town:
Current & past employers:	High Point Treatment Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > LLBean/Barclay 3250.00 Amazon.com Chase 1106.00

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	16
Revolving Credit Balance:	$8,720.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is High Point Treatment Center and what do you do there?	Type your answer here. The program that I work for is an outpatient mental health and substance abuse treatment program. There are other programs offering various services addressing the same issues at other locations in southeastern Massachusetts. I am a therapist with a license as a substance abuse counselor and a mental health counselor.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The balance of the mortgage is 135,600.84. There is no home equity loan. According to zillow.com, the current market value of our home is 246.500.

Member Payment Dependent Notes Series 570270

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570270	$7,500	$7,500	10.75%	1.00%	August 30, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570270. Member loan 570270 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,502 / month
Current employer:	L & C Library	Debt-to-income ratio:	13.35%
Length of employment:	5 years	Location:	Helena, MT

Home town:
Current & past employers:	L & C Library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I am using this debt consolidation loan to pay off a $6000 Citi Flex Line of Credit account that was closed as they are no longer offering this financial product. I also have a Bank of America credit card in the amount of $1800 I would like to pay off. I never missed a payment, and paid more than the minimum per month and they raised the interest rate to 24.99%. I would much rather pay personal investors interest than these two banks!

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,788.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is L & C Library and what do you do there?	The Lewis & Clark Library. I'm an Administrative Assistant. I do payroll, pay bills, do their ordering, and I'm also a supervisor to a staff of 10 shelvers who return books to the stacks.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Besides the principle balance of my student loans, currently $26,000, these are the only 2 consumer debts I have. I have a Bank of America credit card with a balance of $1700.00 with an APR of 24.99%. I also have a Citi Flex Line of Credit with a balance of $5,800.00. The APR on this LoC is 14.99%. I feel like I'm not getting anywhere on this loan...The minimum payment is $117.00/month and $75.00 of that goes to interest. i try to pay more than the minimum if I can. The $7,500.00 loan from LendingClub would pay off these two debts.

Member Payment Dependent Notes Series 570299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570299	$7,700	$7,700	14.84%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570299. Member loan 570299 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	AT&T	Debt-to-income ratio:	11.01%
Length of employment:	6 years	Location:	Baltimore, MD

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	6
Revolving Credit Balance:	$5,835.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with AT&T?	My position is with the Coporate Operations Excellence Team
Can you explain the recent account delinquency that occurred about 6 months ago and also the 3 recent credit inquiries listed in your profile?	Thanks for the questions. 1. Due to work related travel the payment was submitted and recieved one day past the grace period which was unfortunatley reported to the Credit Bureau. I am currently communicating with the Credit Bureau to have this delinquency investigated. Otherwise, I am in good standing and have excellent payment history with other creditors. 2. The three inquiries in question are a result of shopping for the best loan rate for my recent purchase of a vehicle.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for the questions. I an I appreciate your interest. 1. The total balance of my mortgage is $173,872.00. I currently do not have any home equity loans. 2. The current market value for my home is $190,000.00

Member Payment Dependent Notes Series 570300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570300	$5,000	$5,000	10.75%	1.00%	August 30, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570300. Member loan 570300 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	19.78%
Length of employment:	< 1 year	Location:	Box Elder, SD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,359.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	My wife has gone back to work full time so that I may do this business full time.
Can you tell us a little bit about your airbrushing business and what you intend to use the funds for? Are you a new or continuing business? What sort of things do you paint?	I will be airbrushing anything from motorcyles, cars, trucks, helmets, motorhomes or anything automotively to childrens nursery rooms or wall mural. Mostly I will be focusing on the automotive side. The funds will be used for a higher quality professionally grade airbrush. An aircompressor, supplies such as masking tapes, cleaners, paints, buffing pads, mixing cups, towels, and an enclosed trailer so that I may be mobile.
So is the $2,083 monthly income is your wife's income?	Yes
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$78,000.00 is what I owe, and the market value is $125,000.

Member Payment Dependent Notes Series 570326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570326	$8,800	$8,800	7.51%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570326. Member loan 570326 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	15.06%
Length of employment:	n/a	Location:	Coram, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	69
Revolving Credit Balance:	$6,295.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Stony Brook Medical Center
What do you do at Stony Brook Medical Center, and how long have you worked there?	I am a Registered Nurse at Stony Brook Medical center and I have worked there for 3 years.

Member Payment Dependent Notes Series 570329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570329	$7,925	$7,925	16.82%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570329. Member loan 570329 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,650 / month
Current employer:	Fed. Gov't - Dept. of Agriculture	Debt-to-income ratio:	20.64%
Length of employment:	10+ years	Location:	Clinton, MD

Home town:
Current & past employers:	Fed. Gov't - Dept. of Agriculture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > A recent review of the electrical system of our home has been found faulty. It was originally placed in out home around 1977 and gravely need to be brought up to 2010 building codes. I am afraid that the unit will fail and cause a fire in the home; hence I am seeking funds for immediate repair. Borrower added on 08/26/10 > Based on a question I received from a lender, may I elaborate further on the condition of the electrical panel system. Per a certified Electrical Safety Inspection Report, the following problems were found: the service entrance cable is not in good condition; the weather head is not in good condition; there is not a proper drip loop on service cable; the service mast is not safe; the meter socket is not in good condition; there is not a proper weatherproof connector on SEC; there are signs of water entering the panel; there are signs of burning on breakers or bus bar; there are signs of corrosion; the SEC is not the correct size for panel rating; the panel is not properly bonded for safety; there are loose connections; the panel cover is not in good condition; all KO’s are not sealed; there are no ground rods present; there is no water pipe ground; panel is 3 phase with a jumper to 3.d phase; there is discoloration of the buss bar and the outside cable has exposed wires and is not safe.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,069.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with the Fed. Gov't - Dept. of Agriculture?	IT Specialist - design web pages
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We bought the house at the height of the housing boom; therefore we are upside down on our mortgage. We have 1st and 2nd mortgages totalling about $383,000.00. The zestimate on Zillow is $218,000.00 (which I think is quite low) but we think it's prbably worth $350,000 at least.
Does your spouse work? How much does he/she make? Are you guys considering abandoning your house?	My spouse works. He earns much less than I do; and we do not plan to abandon the house.
Thanks for the answer What more precisely is wrong with the electrical system? Most places built in earlier times are not up to the most recent code, you don't typically have to update them.	Here is a partial list of things that failed inspection: service entrance cable is not in good condition; weather head is not in good condition; there is not a proper drip line to service cable; the service mast is not safe; there are signs of water entering the panel box; there are signs of corrosion; the SEC is not the correct size for panel rating; ground rod(s) is(are) not present hence ground system did not pass inspection; the meter socket is not in good condition; there is no proper waterproofing connector on SEC; the panel is not properly bonded for safety; loose connections; all KO's are not sealed; there is no water pipe ground, etc.
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	No more than 2 years.
Your credit report shows 1 delinquency about 12 months ago. Can you explain what the reason for the delinquency?	That is an error based on an old bill that was thought to have been taken care of 10 years ago. It has since been taken care of and I need to have that notated/updated on the credit report.

Member Payment Dependent Notes Series 570330

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570330	$10,000	$10,000	11.12%	1.00%	August 30, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570330. Member loan 570330 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,833 / month
Current employer:	ACE USA	Debt-to-income ratio:	7.75%
Length of employment:	5 years	Location:	Atlanta, GA

Home town:
Current & past employers:	ACE USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,943.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ACE USA and what do you do there?	ACE USA is an insurance company (NYSE: ACE) where I have worked as an Assistant Vice President of Underwriting for nearly 5 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I only carry 1 mortgage through Bank of America at 4.9% APR. The total balance of my mortgage loan is $271,360. Zillow.com estimate is $275,500.
Your title says debt consolidation but the loan type is business. Is this a business loan or a debt consolidation loan? Art	This is a loan for debt consolidation which will help me pay off existing 401K loans with my current employer.

Member Payment Dependent Notes Series 570341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570341	$5,000	$5,000	11.86%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570341. Member loan 570341 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	mid-stste inc.	Debt-to-income ratio:	13.85%
Length of employment:	< 1 year	Location:	keystone heights, FL

Home town:
Current & past employers:	mid-stste inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1963	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,015.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is mid-stste inc. and what do you do there? Where did you work prior to that?	I work for Mid-state inc. It is a medium sized electrical contracting firm in Gainesville, Fla. That does most of the work for the University of Florida. I am an electrical apprentice in my first year of school. I have 5 years experience in this field. Prior to that I worked at a smaller electrical co. I apoligize for the typo.

Member Payment Dependent Notes Series 570407

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570407	$2,400	$2,400	14.72%	1.00%	August 27, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570407. Member loan 570407 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,388 / month
Current employer:	n/a	Debt-to-income ratio:	11.10%
Length of employment:	n/a	Location:	Chester, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > I need to do some plumbing in my home.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,057.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I get Social Security.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	150.000 is the value an i own 86.000 now.

Member Payment Dependent Notes Series 570411

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570411	$5,000	$5,000	13.23%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570411. Member loan 570411 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,824 / month
Current employer:	Americold Logistics	Debt-to-income ratio:	11.27%
Length of employment:	10+ years	Location:	IRRIGON, OR

Home town:
Current & past employers:	Americold Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	19
Revolving Credit Balance:	$999.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Americold Logistics and what do you do there?	It is a frozen warehouse, we store frozen fries for Mcdonalds and other companies. I am a supervisor.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 51,000 on my home and last I checked it is worth about 85,000.
Hi, What kind of home improvement will you be doing and will you be doing the work yourself or will you hire a contractor? Thanks!!!	I am looking at putting down a new floor in my kitchen and taking the carpet out of my dinning room and putting down tile. I am wanting to hire some one to do.

Member Payment Dependent Notes Series 570463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570463	$3,000	$3,000	11.49%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570463. Member loan 570463 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Sharp Healthcare	Debt-to-income ratio:	15.88%
Length of employment:	2 years	Location:	La Mesa, CA

Home town:
Current & past employers:	Sharp Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I plan to use these funds to pay off all my credit card debt into a lower monthly payment with a lower interest rate, so I can pay it off in a more timely manner. Right now paying the minimum monthly payments is more a month than this loan, and would take me 18 years to pay off. I am a good borrower because I always pay my bills on time and I am extremely responsible with my finances. I have a stable job in the health care field which I love. If you have any questions please feel free to ask if you can. Thank you

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,300.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Chase Credit Card- $1775.56, min. monthly payment of $44.00 @ 17.24%. Will be paid off. Old Navy Card- $575.61, min. monthly payment of $28.00 @ 24.9%. Will be paid off. Express Card- $323.51, min. monthly payment of $20.00 @ 24.9%. Will be paid off.

Member Payment Dependent Notes Series 570488

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570488	$6,000	$6,000	15.95%	1.00%	August 30, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570488. Member loan 570488 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,352 / month
Current employer:	US Dept. of Homeland Security	Debt-to-income ratio:	10.45%
Length of employment:	2 years	Location:	Frederick, MD

Home town:
Current & past employers:	US Dept. of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > Fudning will be used to consolidate some credit card bills. I have canceled all my credit cards, and I want to make one payment instead of multiple.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	71
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	34.89%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thank you for your questions, and than you VERY MUCH for considering to fund my loan. Mortgage balance is $375,000 (no HELOC). The value of the home is $454,500, according to zillow.com (though purchased in December 2008 for $500,000).
Current position (Job/What you do) for U S Deprtment Homeland Security? A-N-D In YEARS, how long do you intend to service (keep active) this loan before final pay off? Lender 505570 USMC-RETIRED Wednesday 08.25.2010	Thank you for your questions, and thank you VERY MUCH for considering to fund my loan. I am a Program Manager, and I lead the development of new technologies to advance our nation's forensics capabilities relating to specific types of weapons of mass destruction. I have asked for a 5-year term, but I fully intend to pay off the balance within one year. The 5-year term gives me the flexibility of a lower payment.

Member Payment Dependent Notes Series 570567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570567	$6,000	$6,000	14.84%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570567. Member loan 570567 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Performance Freight Systems	Debt-to-income ratio:	10.96%
Length of employment:	1 year	Location:	Greendale, WI

Home town:
Current & past employers:	Performance Freight Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I'm going to use this to pay off my higher interest credit cards and a high interest secure loan. My credit is getting better and better everyday. I'm obsessed with bringing my credit from the depths to perfect. I'm more than halfway there. This loan can take me the rest of the way. Borrower added on 08/25/10 > When I answered the first question from a potential funder, I pasted from Excel. To clarify, each line has: If I'm going to pay with this loan: Creditor <space> Balance <space> Amt to be paid w/loan <space> APR If I'm not paying with this loan: Creditor <space> Balance <space> APR Thanks again!

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,827.00	Public Records On File:	1
Revolving Line Utilization:	95.70%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Thanks for your interest. Actually, in the end you'll be thanking me for my "interest." :o) I would have loved to invest with this site when I had speculative money years ago. Here are my debts and what I plan on paying on them with this loan along with APRs. I purposely leave some CC balances at about 40% since that is optimal for credit scoring. TYPE BALANCE PayWith APR Loan American General 2600 2600 32 Paypal 600 600 27 Me Capital One 2400 1400 23 Wife Capital One 700 400 23 Me Speedway 500 250 21 Wife Speedway 250 250 21 Me Orchard 300 15 Wife Orchard 300 15 Wife Chase 500 250 18 Me Chase 1650 15 Car 4300 4 Me Student Loan 600 4

Member Payment Dependent Notes Series 570571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570571	$6,250	$6,250	14.72%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570571. Member loan 570571 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	Octavio duque	Debt-to-income ratio:	8.92%
Length of employment:	4 years	Location:	queens, NY

Home town:
Current & past employers:	Octavio duque
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,441.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	macys visa...balance 3,500...apr 21.04 to be paid in full..... capital one balance 750..dont know the apr..to be paid in full chase freedom 1600 apr around 15% to be paid in full... reason for loan..It is much easier for me to sum all the balaces up and pay them in one bill..
What is Octavio duque and what do you do there?	Octavio duque is my Father/ Employer....i work with him for about 4 yrs now...i do carpentry work,deliverys,filing paper work..
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. No 2.about 80,000 left on the mortgage. 3.520,000

Member Payment Dependent Notes Series 570580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570580	$3,600	$3,600	11.86%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570580. Member loan 570580 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,296 / month
Current employer:	Continental Marmorstein & Malone	Debt-to-income ratio:	11.76%
Length of employment:	5 years	Location:	Clifton, NJ

Home town:
Current & past employers:	Continental Marmorstein & Malone
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,616.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. It's easier to tell you what I'll be paying. 1) I have a loan with my company I'm paying off, $900, which I've been paying $200 per month. 2) I need to pay my 3qtr property taxes ~$1,800 . I don't want to fall behind. 3) Depending on how much remains after, I'll like pay off a couple of small revolving chgs where I pay about $30/month. This loan will have payments of aprox $120, which is less than the $200/month I'm currently paying.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. I recently refinanced with BoA. I qualified for the Federal Home Affordability program which allowed for refinancing of 105% of the value of my home. A full appraisal came in at $268,000 as of 1/14/2010. Zillow is showing $278,000 today. My Mtg and Heloc total $284,985.
What is your position at Continental Marmorstein & Malone? Why are you taking out this loan, when you make over $7k a month with a DTI ratio of 12%? What are the 3 inquiries in the last 6 months for? Have you given Lending Club the required information to verify your income? What is the purpose of the loan? You did not enter anything in the loan description area. Please list the Credit cards, balances and APR's for each card/loan you intend to pay off.	Type your answer here. I'm the Accounting Manager. The purpose of this loan mainly is to pay my 3rd quarter property taxes. ~$1,800. But to keep within my budget, I'll be paying off a small company loan, $900 balance, which I've been paying off at $100 biweekly rate, or $200 per month. The payment on this loan would be roughly $120, which falls well within my budget. One of the inquires would likely have been for a Capital One Card, one probably for a car loan (my wife and I were buying out her lease on her vehicle) and we were trying to see who got the better rate. The third inquiry may have been me checking my FICO score.

Member Payment Dependent Notes Series 570592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570592	$10,000	$10,000	15.21%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570592. Member loan 570592 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	ups	Debt-to-income ratio:	19.47%
Length of employment:	10+ years	Location:	glassboro, NJ

Home town:
Current & past employers:	ups
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > this should get me back on track Borrower added on 08/26/10 > i also work for a company called Newbreed Borrower added on 08/26/10 > thanks for the help

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,665.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $10,000 loan. My questions are: [1} How long have you worked for U P S? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $18,655 Revolving Credit Balance. (58 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.25.2010	I have worked 10 1/2 years at ups My position is a sorter.I'm in the process of paying off one credit card of 6000. I intend on paying off this loan in 2 to 3 years

Member Payment Dependent Notes Series 570595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570595	$8,000	$8,000	14.72%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570595. Member loan 570595 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Gradient Financial Group	Debt-to-income ratio:	6.85%
Length of employment:	2 years	Location:	Saint Paul, MN

Home town:
Current & past employers:	Gradient Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > - I have two credit cards totaling about 7,000 dollars of debt with an APR of %30. I'm getting charged on a ton of fees and want to pay this off at a faster rate. I'd rather pay an individual than give my money back the the bank. Borrower added on 08/25/10 > I have two credit cards with about 7,000 in yet to be paid off. I'm being charged an APR of 30%. I want to pay this off much quicker at a lower rate. I'd rather give an individual a way to make money than two banks I'm currently paying. Borrower added on 08/25/10 > A few other notes.... Recently I was denied a loan because my car was older than 2000. I have a 1998 Jeep Cherokee Limited. Otherwise they said everything else on my application was sufficient. It doesn't make sense to me that the car year would be such a determining factor. I want to consolidate the two credit cards I have to avoid paying the banks any more interest than I have. I'd rather pay it off and give the interest to individual investors. Send me any questions you have and I'll respond as fast as I can. Thanks Borrower added on 08/25/10 > I've been at my job since February of 2009. I started at $42,000. Within 6 months I was given an $8,000 raise to increase my annual salary to $50,000. Last month I received a $15,000 raise and promotion to make my annual income $65,000. I don't expect to have such a big increase in the next two years, but one can hope. Borrower added on 08/25/10 > My apologies for my grammar in the above postings. As a college graduate, I'm a little embarrassed. I shouldn't have written so fast. I'd be happy to answer questions if anyone needs more information on the specifics of my loan request. gocolin Borrower added on 08/25/10 > My initial statements may be a little vague to some, so here is what I would do if I am granted the full loan amount. 1. Pay in full - 30.24% Juniper Mastercard with $3900 balance 2. Rip up my Juniper Mastercard with. 3. Pay in full - 24% FirstBank Visa with $3100 balance 4. Keep remaining $1000 in bank for emergency 5. Pay off the LendingClub.com loan 6. Continue to accumulate wealth through my job and keep my expenses low (I've cut my expenses in half over the past year). 7. Invest in LendingClub.com borrowers to help someone that is in a situation similar to my present financial situation. Thanks gocolin

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	15
Revolving Credit Balance:	$4,576.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Thanks for the interest. Here are my current debts (all credit card): 1Juniper Bank Mastercard (Apple Credit Card) balance of $3901.97 with a limit of $4000. Purchase/Cash Advance APR = 30.24% This one is charging me other fees as well and is a drain. 2. FirstBank Credit Card This card has been canceled and am just paying off the debt. At the beginning of 2009 this was at it's max ($10000) and I've chopped off 6,000 in the meantime, but the rate is making this drag on too far. Balance of $3145.35 with a limit of $10,000. APR $24.23 Those are my only two debts. I have a fine credit score (697), but I can't get loan because I don't have substantial collateral. My car is a 1998 jeep cherokee Limited with only 130,000 miles, but since it's over 10 years old I can't use it as collateral for a loan. If I had a year 2000 car I could qualify for an personal loan through any number of banks. Let me know if I can answer any other questions. Thanks, gocolin

Member Payment Dependent Notes Series 570625

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570625	$3,000	$3,000	10.75%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570625. Member loan 570625 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	El Camino College	Debt-to-income ratio:	23.04%
Length of employment:	10+ years	Location:	Irvine, CA

Home town:
Current & past employers:	El Camino College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$88,152.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at El Camino College?	Type your answer here. I am a tenured full professor of history, where I have been on the full-time faculty since 1989. I also do outside consulting work which adds to my yearly salary. I will be using this loan to pay off a handful of smaller loans that carry a higher interest rate.

Member Payment Dependent Notes Series 570653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570653	$25,000	$25,000	11.12%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570653. Member loan 570653 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,142 / month
Current employer:	TECO Energy	Debt-to-income ratio:	14.95%
Length of employment:	5 years	Location:	Odessa, FL

Home town:
Current & past employers:	TECO Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > This will be paying off all remaining balances of credit card charges (2 credit cards) I have and another personal loan I have through a family member. The only debt I will have beside this loan will be my house payment. I currently pay over $1500 per month on these balances right now (besides house payment) because I was trying to pay more towards the loan to the family member to get that debt out of the way. This will allow me to be debt free in a forseeable future with the exception of my home. My wife and I have a plan to pay cash only for things and save like mad afterwards.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,650.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is TECO Energy and what do you do there?	TECO Energy is a utililty company is Florida. I am a manager there.
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Wednesday 08.25.2010	It is for 3 years; however, the hopes will be to pay it off in 2 years.
You are asking for a loan of $25,000 yet your revolving balance is $16,650. Is the family loan the remaining ~$9,000. Could you list the debts you intend to pay off with this loan? Thanks in advance!	That is correct. I am paying off my revolving credit and the loan with my family member which is 10k right now, but I just sent a check for $1k as I do every month by the 1st. I had some medical expenses, paid off one of my vehicles and paid off a deferred interest account with the borrowed money and was trying to pay that back ASAP.
Does your wife work and if so how much does she earn each month and what does she do?	I believe my employment is secure. I owe $280K on my home which is probably worth now about $300K. I paid $350K; however, I put 20% down.
How secure is employment? Value of home? How much do you owe on it? Is mortgage fixed? HELOC or 2nd mortgage? Thanks in advance, I'm very interested in your loan.	Employment is secure from everything I know. Thankfully, everyone needs energy to run their lives these days.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I believe the one card is 15% and the other is 19%. The loan from the family member is needed back for emergency reasons.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	Much of the debt was incurred due to health coverage for the family. The increased medical cost to companies forced companies to switch to a high deductible HSA or HRA. During this time, we had some unexpected health related issues that needed to be taken care of. My credit score is around 730. My hope is to have things turned around from a debt standpoint to begin putting all that back into savings.
Member_734047, Thx for some of the answers. Can you answer the other ones? Most lenders need to see these answers. Thx. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income?	Mortgage w/ taxes and interest is around $2000 (loan amount is $278K), car payment is $350 (loan amount is $18K), 2 credit cards with approx $16K @ 14-15% and the other one around 18-20%, then $9K personal loan to family. Emergency funds is around $4K, and I want to pay all of my debt off so I can bring that up to around $20k to $30k and max out my 401k. I currently save between 7 to 10% in my 401k.
Please answer my other questions. 1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Mortgage is around $2000 per month, car is $350 per month, 2 credit cards around $500 per month for both and $1000 per month to pay off personal loan from family member ($16K on credit cards owed and $9K for family loan = $25K request), all other utilities, insurance, phone, etc is around $600 per month.
Member_734047, Thx. I'd be more than happy to help! I'm in. Good Luck!	Thank you

Member Payment Dependent Notes Series 570654

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570654	$2,000	$2,000	16.45%	1.00%	August 27, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570654. Member loan 570654 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Eastern Bank	Debt-to-income ratio:	24.32%
Length of employment:	10+ years	Location:	Everett, MA

Home town:
Current & past employers:	Eastern Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I will be paying off a high interest credit card. I pay my bills on time every month & plan to pay more than the minimum due on this loan per month. I have been at my job for 11 1/2 years. Borrower added on 08/25/10 > I will be paying off my Kay's credit card

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	39
Revolving Credit Balance:	$14,948.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Eastern Bank?	Teller Manager
If you can pay more than the minimum, why didn't you instead apply for a 3 year loan? It will save you interest expenses. Since this is a debt consolidation loan, please specify the debts in your $14,948.00 Revolving Credit Balance and any other debts: Type (e.g. Credit card), Interest Rate, Balance, Monthly payments actually paid. Also indicate which of these debts will be paid by this loan. Thank you. Thank you	There might be some months I won't be able to pay more so by taking out a 5 yr loan I will have the option to pay more but if I can't I won't be obligated
- are you the sole wage earner in your household? If not, how much does your spouse contribute? - also, please list all your debts, their APRs, and how much you pay each month.	I am the sole wage earner in my household.

Member Payment Dependent Notes Series 570656

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570656	$7,200	$7,200	13.61%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570656. Member loan 570656 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Bath and Body Works	Debt-to-income ratio:	9.21%
Length of employment:	3 years	Location:	Bronx, NY

Home town:
Current & past employers:	Bath and Body Works
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I plan on using this money to finish paying off my credit card bills and student loans. I have a stable job, and paying off one bill vs 10+ bills will work out so much better for me and allow me to save to move out on my own.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,389.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Bath and Body Works?	Im one of the Co-Managers.
Credit balance shows as $4,389.00 and loan is for $7200. Can you explain what the extra money is for?	According to my experian report i have 12 revolving accounts with a balance that adds up to $6677, but two are closed with zero balances. #13 is an installment account which is my student loan which is not due till after I graduate. The ones with a balance go as follows: Visa- $755 MC- $795 Retail- $143 Retail- $194 Retail- $854 Bank CC- $407 Retail- $1533 Retail- $840 MC- $698 MC- $458 If i have money left over after fees, I will put that towards this current semesters tuition.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I actually live in an apartment with my family and they take care of rent every month...

Member Payment Dependent Notes Series 570712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570712	$3,200	$3,200	14.35%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570712. Member loan 570712 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	US Air Force	Debt-to-income ratio:	22.39%
Length of employment:	5 years	Location:	Alexandria, VA

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,075.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you plan on staying in the Air Force?	Hopefully a career in it would be great!

Member Payment Dependent Notes Series 570718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570718	$15,000	$15,000	13.61%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570718. Member loan 570718 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,083 / month
Current employer:	New York State Unified Court System	Debt-to-income ratio:	9.69%
Length of employment:	10+ years	Location:	Babylon, NY

Home town:
Current & past employers:	New York State Unified Court System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I am using the loan to pay down a high-interest credit card. I make my payments on time and always pay more than the minimum. I am a state civil service employee for over 18 years in the same position

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	19
Revolving Credit Balance:	$34,415.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with the New York State Unified Court System?	Type your answer here. I am an official court reporter.
Position with NY State Unified Court System? A-N-D in YEARS, how long do you intend to service (keepa active) this loan before payoff? Lender 505570 USMC-RETIRED Wednesday 08.25.2010	Type your answer here. Official court reporter. 3-yr. pay-off.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Yes, I own the title to my home. No mortgages on it. Current market value is around 600,000.

Member Payment Dependent Notes Series 570764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570764	$9,500	$9,500	7.51%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570764. Member loan 570764 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,900 / month
Current employer:	Thompson-Fisher, Inc.	Debt-to-income ratio:	24.62%
Length of employment:	7 years	Location:	Florence, AL

Home town:
Current & past employers:	Thompson-Fisher, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > Pay off my only credit card which is Discover Card

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,036.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Thompson-Fisher, Inc. and what do you do there?	Thompson-Fisher, Inc. are General Contractors (Commercial) and I am the run the office and have worked for them 7 years.
What is the current interest rate and amount on the card you are paying off?	11.24 variable and the amount I'm paying off is $9,356.99
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I own my home - no montly payments - I do have a title - in my name - no spouse - no HELOC - To be totatlly honest with you I bought a mobile home 8 years ago and paid cash for it. It is sitting on my Aunt's farm and the only thing I owe is utilities, car note, insurances (home & auto) and this Discover card.

Member Payment Dependent Notes Series 570807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570807	$7,000	$7,000	14.84%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570807. Member loan 570807 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	W.L.Gore Associates Inc.	Debt-to-income ratio:	22.69%
Length of employment:	6 years	Location:	Perryville, MD

Home town:
Current & past employers:	W.L.Gore Associates Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > Thank you ! A heavy load has been lifted off my shoulders. I look forward in the future to help others the way you helped me!

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	28	Months Since Last Delinquency:	4
Revolving Credit Balance:	$61,723.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Good Morning CriticalMiss, To answer your questions, here are the following debts that I hope to pay off with this loan. Discover 14.% $2,268.04 Chase 14% $2,394.40 Lowes 10% $1,686.93 regards,
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 04 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA THURSDAY 08.26.2010	Dear USMC Retired, Late payments were due to an error while setting up an auto-payment. My bank rounting number was not regesting with the leanders computer system. Delays in custmer sserviec hinder the process. All my accounts a currently up-to-date. This past nine months have been a bit of a struggle, I had to used up all my emergency funds to pay for unexpected medical bills. I have never been overwhelmed like this before. I take great pride in my past credit history, I'm uneasy asking for help, but I know when I need help, you must trust and ask for it. regards, Tina
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, emerald401k, Here are the numbers you requested. $168.452.32 balance of mortagae $33,626.10 HELOC $214,000 Zestimate Thank you for your interest in my loan. kind regards, Tina
Position (Job/What you do) with W L Gore? AND In YEARS, how long do you intend to service this loan (keep it active) before payoff?	Dear USMC-RETIRED, I am lab tech at W.L.Gore. I've been with this company for six years, but I have over 20 years experience working as a lab tech. I have worked for companies like P&G, Clorox and Sassaby. My intent is to pay this loan off in two years or less. regards, Tina

Member Payment Dependent Notes Series 570811

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570811	$14,000	$14,000	7.88%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570811. Member loan 570811 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Effective Graphics	Debt-to-income ratio:	15.34%
Length of employment:	7 years	Location:	San Dimas, CA

Home town:
Current & past employers:	Effective Graphics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I need to consolidate my debt. I have good credit. I bring home $2,500 a month. I have been at my job for 6 1/2 years.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,922.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please reconcile the following: (a) "I bring home $2,500 a month" (b) Gross Income $5,000 / month	my gross income is 5,000 a month.
so you live in the united states, you make $60k a year and your tax rate is 60%(?!)	10% Tax Rate
If you have a 10% tax rate and gross income is 5000 / month, then you should bring home $4500 / month. Besides 401k if you are enrolled, why the difference?	I get paid 1125 a week in a 52 week year, plus I help a friend of mine who is an electrician time to time on the weekends if he needs help. I added up what I made last year and avergaed out what I made a month..
Applicant honesty counts most to me, so not lending you money.	I'm sorry, is there a reason why you don't think I'm honest? I will be happy to explain any questions for you. My fiancee filled out my application for me, she was also filling out 1 for her as well, to try and get the $150 for referring a friend. unfortunately we share the same email and crossed referenced her info with mine. So if you have any questions I am more than happy to help. I completely understand if you don't want to do.
I am interested in your loan request. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	$6700 credit card 22% apr $2700 credit card 27% apr $3700 i need to move into my place $500 deposit for the pet at my new place I plan on paying all of them off with this loan at a lower apr.
Hi, am interested in funding your loan, but am having trouble following the gross versus net examples given. Can you please provide what your pay-stub reads [as "take-home" pay] from your gross pay of $1,125/week. That will help clear up.	my take home pay is $875 a week

Member Payment Dependent Notes Series 570864

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570864	$7,000	$7,000	10.38%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570864. Member loan 570864 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,958 / month
Current employer:	avalon at chase oak	Debt-to-income ratio:	13.02%
Length of employment:	2 years	Location:	carrollton, TX

Home town:
Current & past employers:	avalon at chase oak
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,180.00	Public Records On File:	1
Revolving Line Utilization:	27.90%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 119,000 balance market v150,000
Greetings, what is avalon at chase oak, and what do you do there?	Type your answer here. aparment maintenance

Member Payment Dependent Notes Series 570889

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570889	$8,000	$8,000	7.51%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570889. Member loan 570889 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,430 / month
Current employer:	City of Houston	Debt-to-income ratio:	4.40%
Length of employment:	2 years	Location:	Humble, TX

Home town:
Current & past employers:	City of Houston
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > debt consolidation

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,783.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the City of Houston?	Airport Operations Assistant

Member Payment Dependent Notes Series 570897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570897	$7,000	$7,000	13.98%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570897. Member loan 570897 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Buchanan Ingersoll & Rooney	Debt-to-income ratio:	13.70%
Length of employment:	4 years	Location:	Silver Spring, MD

Home town:
Current & past employers:	Buchanan Ingersoll & Rooney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,061.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of home improvement are you planning to do with this loan? Art	I am remodeling a bathroom.
What do you do for a living? Please list your current monthly expenses including any payments that you make on your outstanding $13k in debt.	I am an attorney. I currently have a mortgage payment ($2200), school loan payments ($1000) and I do make a combined monthly payment of ( $1500) on the outstanding debt that I currently have.
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	Less than 1 year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current balance on my mortgage loan is $383,900 and the current value of my home (based on a zillow.com estimate performed today) is $432,000.

Member Payment Dependent Notes Series 570921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570921	$10,000	$10,000	17.93%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570921. Member loan 570921 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	United States Air Force	Debt-to-income ratio:	20.97%
Length of employment:	7 years	Location:	Centerville, GA

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > I am active duty military and hoping to start a family in the very near future. I have limited funds currently to pay for an engagement ring, wedding, and honeymoon. I am hoping to have this paid off in the next two years at most, but most likely a year from now. I would greatly appreciate your consideration in helping an active duty military member out. Thank you. Borrower added on 08/27/10 > Thanks for all the help so far ladies and gentlemen. Still praying, but outlook is looking good. Thanks again to all who have helped and God bless!

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	68
Revolving Credit Balance:	$9,919.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: U S Air Force. My questions are:: (1) If active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 07 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Thursday 08.26.2010	SSgt (E-5). End of current enlistment is July 2015, just re-enlisted. Plan on doing 20 years active duty to qualify for pension.
I am interested to help fund your $10,000 loan. My questions are: [1} Answer my earlier email Subject: Employer USAF, Military Rank-Pay Grade-ETS-Future intentions, etc? or Civilian GS-WG Pay Grade? [2] Transunion Credit Report shows the $9,919 Revolving Credit Balance. (a 67 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.26.2010	I am currently paying 300/month to the credit cards that are listed. They are all around 100/each. I am looking to fund my wedding and honeymoon. I will be receiving my bonus payment next July of 9,000 so I will hope to pay it off mid-year next year. I am hoping to have it paid off in a year, or at most 2 years. I am hoping that a lender will see that I am active duty and know that I am trying to create a family on limited resources and wanting a little help funding this endeavor.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Total balance of the mortgage is 167,595 ( I just bought the home this month). The current market value upon the appraisal in July was 180,000. There is no HELOC on the home. I wanted that route, but didn't quite have enough equity yet.

Member Payment Dependent Notes Series 570930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570930	$1,000	$1,000	14.84%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570930. Member loan 570930 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,858 / month
Current employer:	Chartis Insurance	Debt-to-income ratio:	3.93%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Chartis Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,969.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you moving across town or across country? Will you be quitting your job as part of this move? Art	I am moving across town. The loan is for part of my security and moving truck. I am keeping my job.
What is your job at Chartis Insurance?	I am a Business Security Analyst.

Member Payment Dependent Notes Series 570951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570951	$3,500	$3,500	11.49%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570951. Member loan 570951 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	Telesoft Corp	Debt-to-income ratio:	11.41%
Length of employment:	10+ years	Location:	Laveen, AZ

Home town:
Current & past employers:	Telesoft Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	19
Revolving Credit Balance:	$11,225.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Telesoft Corp and what do you do there?	Telesoft Corp. (www.telesoft.com) sells Telecom Expense Management software and services. I am responsible for maintaining the Network and Voice infrastructure.

Member Payment Dependent Notes Series 570987

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570987	$3,500	$3,500	16.82%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570987. Member loan 570987 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Good Harbor Fillet Co.	Debt-to-income ratio:	16.31%
Length of employment:	3 years	Location:	Ipswich, MA

Home town:
Current & past employers:	Good Harbor Fillet Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I plan on paying off my 3 credit cards that I've been carrying balances on for a few years. I have been making minimum payment and even more than the minimum some months and still get no where. I want to get of this debt as soon as possible before it gets out of hand. My goal is to be debt free.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,493.00	Public Records On File:	0
Revolving Line Utilization:	72.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Capital One Credit Card: Balance - $1,916.59 APR: 25.90% Best Buy Retail Store Credit Card: Balance: $1,400.00 APR: 29.90% RewardZone MasterCard: Balance: $236.00 APR: 29.10% All three credit cards will be paid off to eliminate this consumer debt and then I will pay off the personal loan as soon as possible with the lower interest rate. Thanks, Tom
Thank you for your prompt response. What is Good Harbor Fillet Co. and what do you do there?	Good Harbor Fillet is a frozen seafood processor. I work in quality assurance as the lead technician. I have been here for about 3 years now.

Member Payment Dependent Notes Series 571012

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571012	$7,800	$7,800	7.51%	1.00%	August 27, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571012. Member loan 571012 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American Conservatory Theater	Debt-to-income ratio:	7.32%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	American Conservatory Theater
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I'd like to pay off a credit card and avoid the higher interest rates. A large chunk of this money was for unexpected medical/dental expenses this year and last. Borrower added on 08/25/10 > I'd like to pay off a credit card and avoid the higher interest rates. A large portion of this was for unexpected medical/dental expenses this year and last.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,602.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi. Thanks for your question. This is the only debt I am currently carrying, and all of it will be paid off with this loan. There are two regular old credit cards. #1 - $2,600 balance, 14.99% APR #2 - $5,200 balance, 13.24% APR As mentioned above, I'm not carrying any other debt, and all of my other accounts are paid off and in good standing. My education loan was also just recently paid off completely.
What do you do at American Conservatory Theater?	Hi. Thanks for your question. I manage and maintain the website and handle all of our online marketing (email campaigns, online advertising, etc.) We're a large, nationally recognized non-profit with a long history in performance and actor training.
Hello. What is your job with the American Conservatory Theater and how is job security looking for the next three years? Wishing you well.	Hi. Thanks for your question! To reiterate my answer above, I manage and maintain the website and handle all of our online marketing (email campaigns, online advertising, etc.). My job is very secure, as I am currently the only person in the organization who manages the website and our online communications (save for my soon-to-be intern). As we're moving more and more into relying more on utilizing online communication and advertising to communicate with our patrons and generate revenue, I feel confident that our website and various other online channels will remain an important part of the organization. We're a large, nationally recognized non-profit with a long history in performance and actor training.
Hello again. Your credit history only shows the credit card with the $2,600 balance. Do you have any idea why the $5,200 balance does not show up? Are both credit cards in your name? Wishing you well.	Wow, that is strange. I actually just ran a new yearly credit report for myself before doing this and all were listed and everything reflected my current balances. I'm not sure why it wouldn't show up. The larger balance has been there (albeit, with monthly payments slowly decreasing it) for a little while now. And yes, all are in my name.

Member Payment Dependent Notes Series 571052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571052	$6,000	$6,000	7.88%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571052. Member loan 571052 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,248 / month
Current employer:	Memorial Sloan-Kettering Cancer Ctr	Debt-to-income ratio:	2.74%
Length of employment:	5 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Memorial Sloan-Kettering Cancer Ctr
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,931.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you moving across town or across country? Will you be quitting your job as part of this move? Art	Moving to Manhattan, landlord asking for first, last month and security deposit. I will remain with the same job.
What do you do in your job at Memorial Sloan-Kettering Cancer Ctr?	I am a nurse
Have you provided Lending Club with your new address and related contact information yet?	Not yet, as soon as lease is signed I will provide the new address.

Member Payment Dependent Notes Series 571063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571063	$7,000	$7,000	13.61%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571063. Member loan 571063 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Southeast Metro Stormwater Authority	Debt-to-income ratio:	16.89%
Length of employment:	< 1 year	Location:	Broomfield, CO

Home town:
Current & past employers:	Southeast Metro Stormwater Authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	48
Revolving Credit Balance:	$4,820.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Southeast Metro Stormwater Authority and where did you work prior to that?	At Southeast Metro Stormwater Authority (SEMSWA) I am a Land Development Engineer. I review and coordinate proposed developments and updates to commercial businesses/subdivisions, etc. to ensure that they are meeting current (federal, state and local) storm water quality standards. Prior to my position with SEMSWA I was an Engineer at Spalding DeDecker Associates, an engineering consulting firm. In this position I reviewed development projects and designed small projects in accordance to local regulations.
If you are moving are you leaving your SEMSWA position?	I will not be leaving SEMSWA. Our move has already happened and was from Michigan to Colorado because of a great opportunity. Due to this move we are selling our house in Michigan, it is a tough economy there and we will be taking a large loss. Instead of walking away from our house, as a lot of people are doing these days, we decided to use our savings and a loan to gap the costs for selling our house. Keeping our obligations means a lot to us and we would never be able to walk away from our responsibilities. We will be closing on the sale of the house within a couple of weeks.

Member Payment Dependent Notes Series 571087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571087	$6,000	$6,000	13.98%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571087. Member loan 571087 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,487 / month
Current employer:	LLoyd Register	Debt-to-income ratio:	18.22%
Length of employment:	10+ years	Location:	Wilmette, IL

Home town:
Current & past employers:	LLoyd Register
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1971	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	10
Revolving Credit Balance:	$16,919.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please describe the two delinquencies in the last 10 months? Art	Only two that I am aware of was last payment mix up when change home loan was late, but payment from finance company not us all other home payments on time. One credit card 30 days off due to changing to on line payment, otherwise always on time. And have been current with all payments since that episode. Hope this helps.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Looking into just that at this time looking at Snowball system and Mint. Realistically need to lower interest paid and put that and any pay off money directly back into next account on list. Along with cutting back on phone and TV services. It is not my goal but family goal to make this work.

Member Payment Dependent Notes Series 571123

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571123	$7,200	$7,200	13.61%	1.00%	August 30, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571123. Member loan 571123 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Rice University	Debt-to-income ratio:	19.63%
Length of employment:	5 years	Location:	Houston, TX

Home town:
Current & past employers:	Rice University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I am hoping to consolidate two debts that are at 15%+ interest currently. I made bad financial decisions in my early 20s, which resulted in incredibly high debt. Because the debts were legitimate, I chose not to file bankruptcy and have instead slowly widdled my debts down. I have never missed a payment and have not been late with a payment in over four years. My total debt is now less than half of what it was and I hope to have it entirely paid off within three years.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	51
Revolving Credit Balance:	$14,055.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	WILL: AMEX, $3500, 15.99% 2008 Taxes, $3500, 15% (from additional self employment) WON'T: USAA Personal Loan, $1500, 12% USAA AMEX, $9000, 11.99% USAA VISA, $1000, 10.99% Car Loan, $18,500, 4.9% School Loan, $12,700, 4.825% All will be paid off in less than 5 years.
What do you do at Rice University?	Program Coordinator.
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	Because this will be my highest interest debt, I will be putting any and all extra resources towards it. Realistically, I think the best-case scenario would be one year, and my goal is to pay it in no more than two years.

Member Payment Dependent Notes Series 571208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571208	$4,500	$4,500	10.38%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571208. Member loan 571208 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Integratechs	Debt-to-income ratio:	9.20%
Length of employment:	2 years	Location:	Orem, UT

Home town:
Current & past employers:	Integratechs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,801.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Integratechs and what do you do there?	Integratechs is an IT solutions company that supports several business networks. We setup and maintain corporate computer networks. I work exclusively with one of our clients, a medical clinic, as an on-site tech. I help to resolve a variety of issues ranging from day-to-day desktop problems to more wide-spread network stability. My team makes sure that all the clinic employees are able to access the hardware and software they need to do their jobs :)
1. how much is your rent? 2. how much is your car payment? 3. please explain the delinquency from 25 months ago. In particular: what were you delinquent on? why were you delinquent? how was it resolved, if at all?	My rent is currently $275/m + utilities, which usually runs around $50. I currently have no car payments. The only delinquency I'm aware of was a mix up on a credit card payment (account number was entered incorrectly in an online form) that was resolved a day or two later as soon as I was made aware.

Member Payment Dependent Notes Series 571226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571226	$8,500	$8,500	14.35%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571226. Member loan 571226 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Pep	Debt-to-income ratio:	18.00%
Length of employment:	1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Pep
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,184.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Pep, and what do you do there?	Pep is a promotional management company and I work as an account executive. I currently site on site at a major CPG company and help to manage and execute promotions.
Can you list the debts/cards you will paying with this loan? Amounts and interest rates. Thanks	There are two cards I will be paying with this loan. The first one is a USAA credit card with a balance of $4,660 and an interest rate of 19.7% The second one is a PNC credit card with a balance of $3,300 and an interest rate of 24.5% Please let me know if you have any additional questions.

Member Payment Dependent Notes Series 571227

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571227	$5,000	$5,000	7.88%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571227. Member loan 571227 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Schneider Logistics	Debt-to-income ratio:	2.22%
Length of employment:	2 years	Location:	Carson City , NV

Home town:
Current & past employers:	Schneider Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Schneider Logistics and what do you do there?	Schneider Logistics is a transportation company. we are a division of Schneider National. Basically i am a freight broker. I provide my customers with transportation services. I will charge my customer more than i pay a carrier to execute the move, thats how we make our money.

Member Payment Dependent Notes Series 571241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571241	$12,000	$12,000	11.12%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571241. Member loan 571241 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Novartis Pharmaceuticals Corp	Debt-to-income ratio:	6.98%
Length of employment:	5 years	Location:	Westfield, NJ

Home town:
Current & past employers:	Novartis Pharmaceuticals Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,734.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Novartis Pharmaceuticals Corp?	I'm a Sr. Staffing Manager.

Member Payment Dependent Notes Series 571260

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571260	$3,000	$3,000	11.49%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571260. Member loan 571260 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,900 / month
Current employer:	Cal State Long Beach	Debt-to-income ratio:	9.22%
Length of employment:	10+ years	Location:	Long Beach , CA

Home town:
Current & past employers:	Cal State Long Beach
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,996.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 571268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571268	$4,000	$4,000	14.35%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571268. Member loan 571268 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Lowes	Debt-to-income ratio:	3.06%
Length of employment:	1 year	Location:	Parrish, FL

Home town:
Current & past employers:	Lowes
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > thankyou for accepting my loan application. i plan on using this loan to pay off my high interest credit cards. i am a delivery driver for lowes in sarasota florida. this is a stable job with plenty of hours to work. i make around $1600 (net) every week. my monthly bills are around $900 a month. i plan on paying extra every month, as i do with all my bill, so i can build my credit faster. thankyou for your time. wayne

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	59
Revolving Credit Balance:	$2,490.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Lowes? Where did you work prior to that?	I am a delivery driver for Lowes. If someone orders appliances i deliver them to their home. I also drive a small tractor trailer to deliver wood, block or other building materials for new home construction. For the last 8 years i have been driving tractor trailers over the road. My last job i was with the company for 5 years.
Since this is a debt consolidation loan, please specify the debts in your $2,490.00 Revolving Credit Balance and any other debts: Type (e.g. Credit card), Interest Rate, Balance, Monthly payments actually paid. Also indicate which of these debts will be paid by this loan. If you will have extra funds from this loan please specify use. Thank you.	I owe 1200 to a Chase credit card and 980 to a Capital one card. I will be paying off the Chase card and using the rest to pay off the 3000 I owe the IRS becauses my CPA messed up my taxes in 2007. I have cancelled my Chase card since they raised my interest rate from 11% to 19% for no reason. They claim it is due to the economy. I have never been late for a payment and always pay more than the minimum. I am keeping the Capital one card since i have 0 interest till july of next year.
1, how much is your rent? 2. how much is your car payment? 3. please explain why the the following 3 pieces of data don't agree with each other: (a) "i plan on using this loan to pay off my high interest credit cards" (b) amount requested: $4,000 (c) revolving credit balance per Transunion as of 8/26/10: $2490 Note: credit cards are a form of revolving credit Note: $4000 > $2490 4. you applied for credit 2x in the last 6 months (4a)Why did you apply for credit? (b) what did you apply for? (c) were you approved?	My rent is $480 a month. My car payment is $287 a month. I owe $1200 on my chase credit card which i have cancelled since they raised my interest rate from 11% to 19% for no reason. They claim it is due to the economy. I have never been late in a payment and always pay more than the minimum. I owe $3000 to the IRS because my CPA messed up my taxes in 2007. I have been paying the IRS $100 a month for the last 5 months but only 120 dollars has come off the amount owed. This is the main reason why i want this loan. I owe $980 to another credit card, which i will not be paying off since this one has 0 interest until july of next year.

Member Payment Dependent Notes Series 571271

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571271	$3,000	$3,000	13.98%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571271. Member loan 571271 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Charles Schwab	Debt-to-income ratio:	16.51%
Length of employment:	10+ years	Location:	MEDINA, OH

Home town:
Current & past employers:	Charles Schwab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,822.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Charles Schwab?	No other debts, and this will be applied twoard thatdebt, it is at 19.99% interest
Since this is a debt consolidation loan, please specify the debts in your $12,822.00 Revolving Credit Balance and any other debts: Type (e.g. Credit card), Interest Rate, Balance, Monthly payments actually paid. Also indicate which of these debts will be paid by this loan. Thank you.	No other debts, and this will be applied twoard thatdebt, it is at 19.99% interest.
1. At 19.99% it may benefit you to pay it off completely with a LC 13.98% loan. Wouldn't LC approve a higher loan amount? 2. What do you do at Charles Schwab? Thank you	I don't want to comment on my positon, & I did not request a larger amount becasue I plan on having all of my other debt paid off in 8-12 months, and do not want my debt to income ratio any higher. Thanks

Member Payment Dependent Notes Series 571285

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571285	$8,400	$8,400	14.84%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571285. Member loan 571285 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Friendship Baptist Church	Debt-to-income ratio:	7.97%
Length of employment:	2 years	Location:	Fredericksburg, VA

Home town:
Current & past employers:	Friendship Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > My wife and I are in the process of our second adoption. Adoptions are expensive. I need to free up money on a monthly basis by lowering my current credit card payments. The goal is to be debt free within 3 years. I have recently refinanced our vehicles which drastically lowered our monthly payments. While this extends our time in debt, it does give us much more financial margin which seems to me to currently be the more pressing need. I also anticipate an increase in income over the next two years which, if it occurs, will quicken the debt retirement.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	3
Revolving Credit Balance:	$5,679.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Friendship Baptist Church?	My title is senior pastor. Actually though, I am the only pastor. My main task is to preach and teach the Bible to my congregation.
Position (Job/What you do) for Friendship Baptist Church? AND In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	The current loan term is for 3 years. I do hope to pay it off earlier, but I cannot guarantee that. However, this loan would absorb all of my debt except what I owe on my vehicles which, due to a recent refinance through my bank, is only a $258 dollar payment per month. So as my income grows and my debt steadily decreases, I am hopeful for an early payoff, God willing.
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 03 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.25.2010	I have looked at the report to which you are referring. To the best of my memory, the Capital One payment was late because I overlooked the bill that month. The Americredit payment was late because it was a large monthly payment and on that particular occasion I had to choose between paying them within the boundaries of our agreement or having my vehicle repaired (It was an expensive fix which I had put off for several weeks). As I have written elsewhere, I'm trying to create a greater financial margin so that such occurrences do not happen in the future. This will also allow me to get into a more responsible position before the next stage of the adoption.
Thnaks for one-half anser reply. ONE more time: Position (Job/What you do) for Friendship Baptist Church?	I apologize. I have already answered that question today. It must have been for someone else. Anyway, my title is senior pastor. But actually I am the only pastor. My main task is to preach and teach the Bible to my people.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	My monthly budget includes giving away at least 10% off the top, then putting 5% in savings in addition to what my employer is putting away for me. The rest goes to pay bills, buy food, the usual. My plan for reducing my dependence on debt each month includes destroying my credit cards and making more money. I pastor a church that is growing and generous. I asked them not to raise my salary this year because the church had needs greater than my own. But I do anticipate a growing salary and an increase in my speaking opportunities outside the church which will also add to my income. Concerning the balances on my credit card debts, they total $7600 dollars. Currently I am paying several times the minimum amount due which does require a sacrifice in other budget areas. The interest rates are high, ranging from 18 - 26%. I am the sole wage earner in our household. We live pretty lean. The credit card expenditures are almost all things like vehicle repair and maintenance, medical costs and the like. We have not used them for comforts and pleasures. So while I am conscientious regarding our budget, there comes a time when to improve the situation a person simply must increase his income. But also I am looking at it all and deciding to refinance if I can.

Member Payment Dependent Notes Series 571347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571347	$10,000	$10,000	7.51%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571347. Member loan 571347 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Liberty Bankers Life Insurance Co	Debt-to-income ratio:	10.45%
Length of employment:	< 1 year	Location:	Flower Mound, TX

Home town:
Current & past employers:	Liberty Bankers Life Insurance Co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,220.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Liberty Bankers Life Insurance Co and where did you work prior to that?	I manage their loan servicing dept. I previously worked for First Merchants Corporation in Indiana (4 yrs), managing the same department. Prior to that I worked for Chase Bank (f/n/a Bank One), managing various areas of the Loan Servicing Dept.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Imanage their loan servicing dept. I previously managed the same area for first merchants corp in IN (4 yrs) and chase bk (25 yrs).

Member Payment Dependent Notes Series 571352

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571352	$3,000	$3,000	7.88%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571352. Member loan 571352 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Cardinal Intl	Debt-to-income ratio:	15.05%
Length of employment:	3 years	Location:	Lake Hiawatha, NJ

Home town:
Current & past employers:	Cardinal Intl
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Thank you

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,129.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cardinal Intl and what do you do there? Will you be changing jobs when you move?	Cardinal International is a total tabletop company that manufactures dinnerware, glassware and flatware. My current job position is account manager in which I manage different distributors in North America and International. I will not be changing jobs once I move as I am only moving 15 miles away. Please let me know if you have any more questions. Nick

Member Payment Dependent Notes Series 571396

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571396	$6,000	$6,000	13.98%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571396. Member loan 571396 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	DXP Enterprises	Debt-to-income ratio:	20.08%
Length of employment:	3 years	Location:	LIMA, OH

Home town:
Current & past employers:	DXP Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Pay off high interest load through citifinancial

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,902.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is DXP Enterprises and what do you do there?	It is a distribution company and I am an inside salesman.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Citi Financial - 5300 - will pay off Citi Card - 1700 - will not pay off - zero interest credit card Superior FCU - 20 will pay off.
How much do you owe Citi? Is it on a credit card? I ask because your credit report shows only $1,902 in revolving credit.	It is a loan through citi financial that has way to high of an interest rate. I am not paying off the citi credit card cause it is at no interest right now.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance on my Mortgage - 53298 Market Value of Home is - 52000

Member Payment Dependent Notes Series 571409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571409	$1,700	$1,700	11.12%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571409. Member loan 571409 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	n/a	Debt-to-income ratio:	8.27%
Length of employment:	3 years	Location:	Bellingham, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > I'm ready to be free of the credit card companies! I look forward to living a debt-free lifestyle; in the meantime I'd rather my interest money were helping you build your personal financial lifestyle instead of disappearing into a faceless company. I'm a 27-year-old musician with a successful and growing business as a private music instructor. Once this debt is gone I will be able to live comfortably at my desired lifestyle on the amount that I'm earning. This LendingClub loan will allow me a more manageable monthly payment than I currently owe the credit card companies, with a lower interest rate, as well as the inspiration of knowing I'm helping individuals build their dreams while they're helping me build mine. Thank you for considering my loan! Take care.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,863.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Wonderful! So good to hear from you. I have two credit card balances: #1: balance--$822.16, APR 16.99% #2: balance--$2118.88, APR 16.24% I plan to use the loan to eliminate card #1 altogether, and apply the remainder of the loan to card #2. I've cut up both cards to help me focus on clearing the debt instead of racking up more. Thanks again for your interest!

Member Payment Dependent Notes Series 571420

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571420	$4,900	$4,900	6.76%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571420. Member loan 571420 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Fox TV Studios	Debt-to-income ratio:	8.38%
Length of employment:	2 years	Location:	lomita, CA

Home town:
Current & past employers:	Fox TV Studios
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,673.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 571433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571433	$6,000	$6,000	15.58%	1.00%	August 30, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571433. Member loan 571433 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,364 / month
Current employer:	KAISER PERMANENTE	Debt-to-income ratio:	10.89%
Length of employment:	10+ years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	KAISER PERMANENTE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,021.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at KAISER PERMANENTE?	I create & update the employee benefit information on the employee's Human Resources web site. For example update changes in plan limits or create content for new plans.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Biller balance as of 08/10/10 Monthly payments American Express 17.24% $6,581.50 $185.00 Citifinancial 27.99% $6,663.98 $244.00 Target 22.99% $4,888.19 $174.00 My Car Loan $3,938.99 $246.00 Chevron 26.99% $393.91 $60.00 GE Money (Lenscrafters) 0% $449.93 $90.00 Macys 24.5% $2,461.94 $82.00 TOTALS $25,378.44 $1,081.00 The goal is to pay off my Plan B loan with this loan. This is a defined contribution plan loan (borrowing from my employer-provided retirement plan not my 403B plan) and paying off everything except the car & American Express. All the cards except the American Express are closed and I???m just trying to get rid of the balances.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	What is your monthly budget? I take home approx $2,900/month Percentage of expenses as follows: Rent 38% Debt 27% Utilities incl groceries 24% Misc ??? transportation, school, etc 11% How much do you save each month? 4% into a 403 plan What are the balances / APRs on your debts and how much do you pay each month? Biller balance as of 08/10/10 Monthly payments American Express 17.24% $6,581.50 $185.00 Citifinancial 27.99% $6,663.98 $244.00 Target 22.99% $4,888.19 $174.00 My Car Loan $3,938.99 $246.00 Chevron 26.99% $393.91 $60.00 GE Money (Lenscrafters) 0% $449.93 $90.00 Macys 24.5% $2,461.94 $82.00 TOTALS $25,378.44 $1,081.00 Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. The goal is to pay off my Plan B loan with this loan. This is a defined contribution plan loan (borrowing from my employer-provided retirement plan not my 403B plan) and paying off everything except the car & American Express. All the cards except the American Express are closed and I???m just trying to get rid of the balances. Are you the sole wage earner in your household? Yes
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. With Gross Income of $6,364 / month, I am wondering why you need this loan? Thank You.	1) please see above 2) please see above. The difference in the payments will be approximately $200 3) I know I can make the payments. I carefully reviewed by budget before submitting my request. If something does happen, I have a 403b plan I can cash out. 4) A separation and the economy have impacted my finances. My 2 older children have had to move back home and have not been able to get back on their feet yet.

Member Payment Dependent Notes Series 571441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571441	$9,000	$9,000	16.45%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571441. Member loan 571441 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Hunton & Williams LLP	Debt-to-income ratio:	5.34%
Length of employment:	7 years	Location:	Stafford, VA

Home town:
Current & past employers:	Hunton & Williams LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	14
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hunton & Williams LLP and what do you do there?	Hunton & Williams LLP is a national law firm. My position there is a Sr. Trial Support Project Manager.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	1. American Express (Will) Balance: $8,909.36 2. American General Financial Services (Won't) Balance: $5,000.00 3. Chrysler Financial (Auto) (Won't) Balance: $2,000.00
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 14 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 08.27.2010	I had problems with tenants not paying rents. One property I eventually sold, and the other is now in order. V/r
My Questions: (1) In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Saturday 08.28.2010	Three (3) years. Semper Fi (USMC/RET 2000)
Lending Club will verify income, which makes investors more interested in your loan. You can contact them for information on how to do this. Also, could you explain the two delinquencies in the last 14 months? Thanks!	I had problems with tenants not paying rents. One property I eventually sold, and the other is now in order.
Thanks for answering my question (which I see you had already answered before I asked it, sorry!) I would love to invest in this loan once I see a verified income, thanks!	I can verify my income. Lender, please provide me with what I need to provide for income verification. KS
Here is contact information for borrowers with questions: General and Borrower Member Support support@lendingclub.com Toll free: (866) 754-4094 Fax: (866) 754-4094 Hours: 8:00am???5:00pm Pacific Time, Monday???Friday They should be able to help you with the process of income verification.	Hello, I contacted support at the 866-754-4094 number and was advised that my income had been verified. V/r
You need to check with your contact at LC. They will tell what you need to provide to verify income. Once you do that you get a big check next to your stated income. Lenders like that.	Thank you.

Member Payment Dependent Notes Series 571483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571483	$7,500	$7,500	13.61%	1.00%	August 30, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571483. Member loan 571483 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Deutsche Bank	Debt-to-income ratio:	21.87%
Length of employment:	7 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Deutsche Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,440.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	This loan will be used exclusively to pay off my other Lending Club loan. This in turn will reduce my monthly payment.
Thanks you. But I would still appreciate an answer on these questions.	Mortgage left - $412K HELOC - N/A Market Value - $940k
-What do you do at Deutsche Bank? -How long have you had your existing LC loan? Thanks.	Financial Analyst. Have had the LC loan since Feb '10. Was paying $770/month. This loan will reduce the payment to $170 month. Income has been verified by LC.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.What was the interest rate on the loan that you will be paying off. 3.Are you the sole wage earner? Thanks.	have a $24k loan outstanding which I have paid $17k back already. The monthly payment is $770.
How can the loan payment be reduced from $770 to $170? Can you please explain? (balance, rates etc).	initial loan @$24k - 770 month (paid back 17K) new loan - $170 month will pay off this loan. Will give me $600 extra cash flow a month.
Thank you for the answer. However, wouldn't the monthly payment amount be reduced when your reduced the principal by the $17K prepayment?	The payment stays the same. LC policy.

Member Payment Dependent Notes Series 571542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571542	$6,000	$6,000	7.88%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571542. Member loan 571542 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	city of white plains	Debt-to-income ratio:	6.76%
Length of employment:	10+ years	Location:	tarrytown, NY

Home town:
Current & past employers:	city of white plains
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,090.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 571579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571579	$3,600	$3,600	14.72%	1.00%	August 30, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571579. Member loan 571579 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	David Yurman	Debt-to-income ratio:	11.97%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	David Yurman
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	15	Months Since Last Delinquency:	2
Revolving Credit Balance:	$6,062.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please detail what this loan is for and also your two delinquencies. Thank you	The loan is to pay off a credit card with a high interest rate. The two delinquencies are from student loans that were 60 days late and have since been up to date. They have otherwise been paid on time. Thank you.

Member Payment Dependent Notes Series 571644

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571644	$4,500	$4,500	15.21%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571644. Member loan 571644 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	Eckerd Youth Alternatives	Debt-to-income ratio:	18.28%
Length of employment:	1 year	Location:	BROWNWOOD, TX

Home town:
Current & past employers:	Eckerd Youth Alternatives
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,231.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan on using the loan for?	Some home improvements to the driveway and carport area
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The title to the home is in my husbands name because he owned it before we met so I am not on the title. He owes approximately $4000 on the balance and the market value is approximately $55,000. It is a mobile home.

Member Payment Dependent Notes Series 571785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571785	$8,500	$8,500	13.61%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571785. Member loan 571785 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Xam Business Services	Debt-to-income ratio:	24.55%
Length of employment:	6 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Xam Business Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,608.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
POSITION (JOB/WHAT YOU DO) FOR EMPLOYER XAM BUSINESS SERVICES? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTED TO SERVICE THIS LOAN (KEEP IT ACTIVE) BEFORE PAYOFF? LENDER 505570 USMC-RETIRED FRIDAY 08.27.2010	I am a supervisor for XAM and have been employed through this company for 6 years. I selected the three year team for this loan but intend to pay additional funds to the principal balance. Thanks for inquiring.
What is Xam Business Services and what do you do there?	XAM business services is a contracted business office that does Hospital medical billing/collections. I am currently a supervisor and have been employed for 6 years. Thanks for inquiring.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I intend to pay Citifinancial loan (approx $5800) - used for downpayment on vehicle and home renovations. My current non-secured loan has a 23.99% APR and has 46 months remaining. My second debt i want to pay is my Lowe's Credit card ($2700) and has a 15.99%APR. I always pay my bills on time and have never missed a payment. Thanks for inquiring.

Member Payment Dependent Notes Series 571830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571830	$18,000	$18,000	7.51%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571830. Member loan 571830 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Hinshaw and Culbertson	Debt-to-income ratio:	14.46%
Length of employment:	2 years	Location:	SCOTTSDALE, AZ

Home town:
Current & past employers:	Hinshaw and Culbertson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,351.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What does your employer do and what do you do for your employer?	I am an attorney. I work for a large law firm that has over 500 attorneys and 12 offices. We recently had a storm and it compromised the integrity of my roof. I was not planning on making such a large purchase so soon. So rather than deplete my savings account, I choose to obtain a loan.
I am interested in funding your loan, but have a few questions: (1) Do you have a spouse/partner who works and if so, what does he/she do and how much does he/she earn each month? (2) What are your major monthly expenses (mortgage, car loans, insurance, credit card payments, child care, student loans, major medical expenses and utilities)? Please break out each item separately with approximate cost. Thanks so much. Good luck.	Yes. My wife is also a non-practicing attorney, and is a professor at a college, but on maternity leave. She is currently developing courses for the college, and is also working for an online college. As stated in another answer email, I just do not want to deplete our savings while my wife is on maternity leave. We only plan on having this loan outstanding for a year to a year and half.

Member Payment Dependent Notes Series 571845

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571845	$3,000	$3,000	10.38%	1.00%	August 30, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571845. Member loan 571845 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,320 / month
Current employer:	Cedar Point	Debt-to-income ratio:	7.73%
Length of employment:	2 years	Location:	Sandusky, OH

Home town:
Current & past employers:	Cedar Point
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Moving to Florida from Ohio and need a little help in getting there.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,284.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you moved already, or are you planning on moving?	I am moving at the end of November.

Member Payment Dependent Notes Series 571925

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571925	$2,000	$2,000	10.75%	1.00%	August 30, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571925. Member loan 571925 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	n/a	Debt-to-income ratio:	15.80%
Length of employment:	n/a	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	44
Revolving Credit Balance:	$3,324.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 571930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571930	$2,500	$2,500	15.95%	1.00%	August 30, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571930. Member loan 571930 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	24.07%
Length of employment:	1 year	Location:	DOWNEY, CA

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I plan on using this loan to purchase a car that i've wanted for quite a while (1966 Mustang) and restore it. I'm currently the head manager of one my parent's business and make a decent income. I don't have much time to gather up the funds myself since the car is based on an auction which will end within the next 4 days. Not having many monthly expenses, decent income, and no mortgage, I know it will have no problem paying off this loan.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,684.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize your monthly living expenses so we can see how the loan payment will fit into your budget. Thank you in advance.	I haven't much living expenses other than 1. Car payment, 2. Car insurance, 3. Cell phone bill
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Actually, 1.) I don't have a mortage. I'm at the age of 21 and living with my parents and 2.) I'm not sure if it matters, but According to Zilliow, the house value of my parents is in the high 400K

Member Payment Dependent Notes Series 571933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571933	$4,000	$4,000	11.49%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571933. Member loan 571933 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	US Army Intelligence Command	Debt-to-income ratio:	4.31%
Length of employment:	3 years	Location:	Richmond, TX

Home town:
Current & past employers:	US Army Intelligence Command
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	69
Revolving Credit Balance:	$26,708.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at US Army Intelligence Command?	Intel Cuture Advisor/Bi-Linguist
At your income level, why do you need to borrow money for a vacation? Isn't that something you could save for?	Mortgage payments are killing me. I'm trying to pay off my mortgage as early as I can before it gets worse with the economy. Hope this answers your question. Would it be possible to identify yourself, pls?

Member Payment Dependent Notes Series 571944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571944	$7,500	$7,500	14.84%	1.00%	August 30, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571944. Member loan 571944 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Best Quality Insulation	Debt-to-income ratio:	13.48%
Length of employment:	5 years	Location:	Washington, GA

Home town:
Current & past employers:	Best Quality Insulation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I plan to pay off all of my credit card debt. I am financially secure and always make my payments on time. I pay more than the minimum due every month but would like to make the process of paying my loans in full faster. I want to have one payment instead of smaller payments. I have a stable job that I have been at for 5 years. I am planning on purchasing some land in the near future and wanted to have all of my small debt paid in full. Thanks!

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,942.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Best Quality Insulation?	I am the office manager. I do all scheduling and billing for our company. I occasionally collect payment for invoices. I also do payroll, answer calls and whatever else is needed in order to provide the best service possible.
Please list each debt you plan to pay off and your current monthly payment on each.	They are all credit card debts. The total I pay per month is around $350.00. That is paying at least $10-$20 extra on each. Anytime I get extra I also put that towards them.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	They are credit card debts. The interest rates range from 24.24% to 27.24%. The total balance that I owe is around $7,091.00. All of them will be paid in full. The only debt that is not included in the total loan I am requesting is my loans for college that I have paid down to around $9,000.00. Thank you for your consideration.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	The interest rates range from 24.24% to 27.24%. The total balance that I owe is around $7,091.00. The total payment per month is around $350. All of my credit cards will be paid in full. The only debt that is not included in the total loan I am requesting is my loans for college that I have paid down to around $9,000.00. I am hoping to have extra to put towards that in order to have it paid in full in about 5 years. It has a fixed interest rate and a low payment. My husband is the sole wage earner in our family. The only bills that I am responsible for are the credit cards from when I was younger. I made some unwise decisions in getting those and have not used them at all for at least 1 1/2 to 2 years. We are planning to buy land and build a house in a few years and I want to have all of my smaller debt paid in full. I feel like I am getting nowhere with the interest added every month. I want a set amount of payments for a set amount of years so I can focus on moving forward. Thank you for your consideration.
I am confused. You say you are the office manager at Best Quality Insulation, yet you also say that your husband is the sole wage earner in your family. Are you not paid for the work you do at Best Quality Insulation?	He is. I do get paid but he makes twice as much as I do. He has a very good job and pays all of our household bills. Most of my income that is not going to the credit card debt and student loan goes to our children and leisure.

Member Payment Dependent Notes Series 572106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572106	$6,000	$6,000	13.61%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572106. Member loan 572106 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Scientific Drilling Int.	Debt-to-income ratio:	19.26%
Length of employment:	4 years	Location:	Bakersfield, CA

Home town:
Current & past employers:	Scientific Drilling Int.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Getting married on Oct. 21st. We have the credit to pay for the wedding on credit cards, but with interest up around 20% I figured I would try this Peer to Peer Borrowing. If all goes well, I plan on investing instead of borrowing.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	59
Revolving Credit Balance:	$10,075.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 267,245.00 is the Balance on the mortgage, (We have been in the house for 1 year and just re-financed through the VA streamline program.) and the Mortgage was financed for 269,900.00 in July. 2. The current market value from zillow shows a zestimate of $269,500.00

Member Payment Dependent Notes Series 572178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572178	$1,500	$1,500	13.23%	1.00%	August 31, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572178. Member loan 572178 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Gold coast hotel and casino	Debt-to-income ratio:	5.30%
Length of employment:	4 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Gold coast hotel and casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > Hi, My name is Kahren, I started a project and ran out of money. Can you help me finish it please!

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,036.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Gold Coast? Why did you opt for a 60-month loan?	I work in the casino. I was confused when I chose it, I wish there was an option to pay off in a year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	195,000. 200,0000
Hello! What type of home improvement are you investuing in? and may i ask the year of your home? Thanks for addressing this.	I'm installing new tile and the year of my home is 1993 so it needs some upgrading.

Member Payment Dependent Notes Series 572196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572196	$4,000	$4,000	18.30%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572196. Member loan 572196 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	TC Global	Debt-to-income ratio:	8.13%
Length of employment:	2 years	Location:	Seattle, WA

Home town:
Current & past employers:	TC Global
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > Total amount borrowed used to consolidate credit card balances into one payment at lower interest rate. Preparing to purchase home next year and eliminating higher interest debt.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,090.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is TC Global and what do you do there?	Corporate coffee chain, lead barista
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	There are four open CC's, sum is amount of loan, all to be paid off. When the CC legislation changed last year all my CC's went to default APR of 29.9, which is absolutely ridiculous. I've paid them each diligently and kept a revolving balance in the past but I'm essentially just being ripped off now. I'm trying to improve my credit score another 20 points this year so I can buy a house, which is at least inconvenient with cards at 29.9.

Member Payment Dependent Notes Series 572204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572204	$9,000	$9,000	7.88%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572204. Member loan 572204 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ramsey County Minnesota	Debt-to-income ratio:	19.54%
Length of employment:	2 years	Location:	INVER GROVE HEIGHTS, MN

Home town:
Current & past employers:	Ramsey County Minnesota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > Loan consolidation - Bank of America and US Bank credit cards. Borrower added on 08/29/10 > If this helps, I also teach one or two college classes a semester (additional income).

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,293.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Ramsey County Minnesota?	Hi -- here's what I do: ??? Provide leadership and coordination of special projects designed to improve public and employee safety, internal and external communications, information sharing, and services. ??? Review, develop, and improve policies and procedures, and developed training curricula and training resources. ??? Participate in strategic and comprehensive planning, the budget process, and reorganization efforts as well as assist with labor-management relations. ??? Collaborate with various agencies to improve the criminal justice system, including serving on committees with Judges, city and county attorneys, public defenders, and officers. ??? Prepare plans, charts, reports, presentations, and other documents presented to the County Board, District Court, Judges, County Administration, and Department Senior Management. ??? Analyze evaluation and research data, trends, and changes in legislation to determine possible impacts. ??? Research and wrote various grants and review and design requests for proposals (RFP)
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi -- I currently carry a balance on my Bank of America card (about $5,500 @ 14.99%) and my US Bank card ($3,900 @ 14.00%). These are the two (and only) cards I'd like to consolidate. These are balances that remain from attending graduate school. I have a balance on my Best Best card (about $600 @ 0% promotional for a number of more months). I rarely carry a balance on my Discover Card (current APR is 3.9%) or my BMW Visa Card, which I use the most. Hope this helps!

Member Payment Dependent Notes Series 572492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572492	$5,000	$5,000	7.14%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572492. Member loan 572492 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	The Pet Doctor	Debt-to-income ratio:	1.40%
Length of employment:	10+ years	Location:	College Point, NY

Home town:
Current & past employers:	The Pet Doctor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > We are opening a Pet Supply store next to the veterinary office I have worked at for 20 years. My partner is also a coworker and my boss owns the building. We will be keeping our veterinary jobs as well as working the pet supply store. The money will be for start up costs, stock etc. I am debt free and my family owns our house free and clear.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	56
Revolving Credit Balance:	$510.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is The Pet Doctor and what do you do there?	The Pet Doctor is a veterinary health care facility and I am a veterinary technician employed there for the past 20 years.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	The house is the home I grew up in, The deed is in my moms name and willed to me, however we are currently in the process of transfering the house into my name. There was no option for my situation on the drop down panel. I live in the house for the past 18 years, pay all the bills but it is not titled to me just yet. There is no morgage on the house. I have no outstanding debts, just one credit card that I generally pay in full every month. My children are grown and I have very low living expenses.The home itself is valued at $387,000. but the property goes with a commercial lot valued at over a million dollars. I am very aware that these loans are backed by my neighbors and not a bank. I take that very seriously as I do my credit score.
Have you considered the tax implications of transfering your moms home to you ? You might be better off to inherit the home to avoid capital gains. You should consult a tax attorney before you procede.	Yes and thank you. We have a appointment on Wed to discuss those issues. Also mom gets alot of senior discounts that we would lose. There is lots to consider and possibly putting the house in both names is the way to go. I will find out more Wed.

Member Payment Dependent Notes Series 572659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572659	$1,500	$1,500	15.58%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572659. Member loan 572659 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Nike	Debt-to-income ratio:	7.45%
Length of employment:	< 1 year	Location:	PORTLAND, OR

Home town:
Current & past employers:	Nike
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	43
Revolving Credit Balance:	$705.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Nike?	Project Coordinator

Member Payment Dependent Notes Series 572670

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572670	$11,000	$11,000	7.14%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572670. Member loan 572670 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,292 / month
Current employer:	F.M.Howell	Debt-to-income ratio:	11.61%
Length of employment:	10+ years	Location:	elmira, NY

Home town:
Current & past employers:	F.M.Howell
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,086.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is F.M.Howell and what do you do there?	F.M.Howell is a Custom manufacturer of folding cartons, rigid boxes, custom thermoformed plastic, carded packaging, Chan-L-Pak??, Frame-Pak, ESD barrier packaging, & contract packaging & marketing services. FDA registered for pharmaceutical secondary contract packaging & adheres to current Good Manufacturing Practices (cGMP). Serving the pharmaceutical, industrial & consumer products industries. My position is with the folding carton plant,where i recieve the raw material (paper rolls)and prepare(sheeting and trimming) for the printing presses.

Member Payment Dependent Notes Series 572819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572819	$3,600	$3,600	14.72%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572819. Member loan 572819 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,928 / month
Current employer:	Horizon NJ Health	Debt-to-income ratio:	17.60%
Length of employment:	10+ years	Location:	Berlin, NJ

Home town:
Current & past employers:	Horizon NJ Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > I need additional funds to help assist with relocating my mother to live with my sister in a different State since she is no longer able to live alone. My sister has a home that is much more suitable for her needs. Over the last year, she's had a lot of medical needs which required not only hiring a care giver to stay during the day but massive amounts of co-pays and medication fees that were not covered under her medical plan. In addition, during a storm there was roof damage to my home. I would like to use a portion of the loan to have it repaired before the damage becomes more extensive. I am a hardworking trustworthy person that is conscientious about paying my bills and debts in a timely manner. My mother's relocation to a different State will free additional income for me since the cost of paying for a care giver will be eliminated. In addition, it will free up more of my time to concentrate on a work from home program that will also generate additional income for me. This work from home program is in addition to my regular employment. I have worked for the same Organization for almost 12 years.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,337.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Horizon NJ Health?	I supervise a Health and Wellness Outreach Center. I promote health education on preventive measures to low income families insured through State and Federal programs. I teach families how to access their benefits and services and assist with locating providers that will service their needs. In addition, I provide application assistance of funded programs to working families with uninsured children.

Prospectus Supplement (Sales Report) No. 5 dated August 31, 2010